The Vanguard Group
NONSTANDARDIZED PROFIT SHARING/401(k) PLAN ADOPTION AGREEMENT #001

By executing this Nonstandardized Profit Sharing/401(k) Plan Adoption Agreement (the "Adoption Agreement" or “AA”), the undersigned Employer agrees to establish or continue a Profit Sharing/401(k) Plan. The Profit Sharing/401(k) Plan adopted by the Employer consists of the Defined Contribution Pre-Approved Plan Basic Plan Document #01 (the "BPD") and the elections made under this Adoption Agreement (collectively referred to as the "Plan"). An Employer may jointly co-sponsor the Plan by signing a Participating Employer Adoption Page, which is attached to this Adoption Agreement. This Plan is effective as of the Effective Date identified under §2-1 of this Adoption Agreement.

In completing the provisions of this Adoption Agreement, unless designated otherwise, selections under the Deferral column apply to all Salary Deferrals (including Roth Deferrals and Catch-Up Contributions) and After-Tax Employee Contributions. In addition, selections under the Deferral column apply to any Safe Harbor Contributions, unless designated otherwise under AA §6C, and also apply to any QNECs and/or QMACs made under the Plan, unless designated otherwise under AA §6D. The selections under the Match column apply to Matching Contributions under AA §6B and selections under the ER column apply to Employer Contributions under AA §6.

1-1EMPLOYER INFORMATION.
Name: Radian Group Inc.     Address: 5 50 E. Swedesford Road, Suite 350
Wayne, PA 19087     Telephone: 215-564-6600
1-2EMPLOYER IDENTIFICATION NUMBER (EIN). 2 3-2691170

1-3FORM OF BUSINESS.
•C-Corporation        S-Corporation
•Partnership / Limited Liability Partnership        Limited Liability Company
•Sole Proprietor        Tax-Exempt Entity
•Other:
[Note: Any entity entered under “Other” must be a legal entity recognized under federal income tax laws.] 1-4    EMPLOYER’S TAX YEAR END. The Employer’s tax year ends December 31
1-5RELATED EMPLOYERS. Is the Employer part of a group of Related Employers (as defined in Section 1.124 of the Plan)?
•Yes
•No
If yes, Related Employers may be listed below. A Related Employer must execute a Participating Employer Adoption Page for Employees of that Related Employer to participate in this Plan. The failure to cover the Employees of a Related Employer may result in a violation of the minimum coverage rules under Code §410(b). (See Section 2.02(c) of the Plan.)
Radian Real Estate Management, Homegenius LLC, Radian Lender Services, Radian Group, Radian Guaranty Inc., Radian
Settlement Services Inc., Radian Title Agency of Texas LLC, Radian Title Insurance Inc., Red Bell Real Estate, LLC, and
Radian Mortgage Captial
[Note: This AA §1-5 is for informational purposes and the Employer need not list Related Employers. The failure to identify all Related Employers under this AA §1-5 will not jeopardize the qualified status of the Plan.]

2-1PLAN NAME. R adian Group Inc. Savings Incentive Plan     Original Effective Date: N ovember 1, 1992     Restatement Effective Date: January 1, 2021
2-2PLAN NUMBER. 001

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 2 – Plan Information
2-3TYPE OF PLAN. Profit Sharing (PS) Plan only     PS and 401(k) Plan     PS and Safe Harbor 401(k) Plan

2-4PLAN YEAR.
•(a)    Calendar year.
•(b)    The 12-consecutive month period ending on     each year.
•(c)    The Plan has a Short Plan Year running from     to     .

2-5FROZEN PLAN. Check this AA §2-5 if the Plan is a frozen Plan to which no contributions will be made.
•This Plan is a frozen Plan effective     . (See Section 3.02(a)(7) of the Plan.)
[Note: As a frozen Plan, the Employer will not make any contributions with respect to Plan Compensation earned after such date and no Participant will be permitted to make any contributions to the Plan after such date. In addition, no Employee will become a Participant after the date the Plan is frozen.]

2-6MULTIPLE EMPLOYER PLAN. Is this Plan a Multiple Employer Plan as defined in Section 1.85 of the Plan? (See Section
16.07 of the Plan for special rules applicable to Multiple Employer Plans.)
•Yes
•No

2-7PLAN ADMINISTRATOR.
•(a) The Employer identified in AA §1-1.
•(b) Name:          Address:         Telephone:
[Note: This AA §2-7 may be used to designate an individual who is acting as Plan Administrator under ERISA §3(16). To the extent an individual named in this AA §2-7 does not take on all responsibilities of Plan Administrator, the Employer will retain those responsibilities as Plan Administrator. See Section 1.98 of the Plan.]

2-8DEFINITION OF DISABLED. An individual is considered Disabled for purposes of applying the provisions of this Plan if:
•(a)    The individual is covered by the Employer’s disability insurance plan and is determined to be disabled under such plan.
•(b)    The individual is determined to be disabled by the Social Security Administration under Section 223(d) of the Social Security Act for purposes of determining eligibility for Social Security benefits.
•(c)    The Plan Administrator determines an individual is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence. The Plan Administrator may establish reasonable procedures for determining whether a Participant is Disabled. [Selection of this subsection (c) requires the Plan to apply the Department of Labor’s disability claims procedures as set forth in DOL Regulation §2560.503-1, as effective on April 1, 2018.]
[Note: An Employer may elect any or all of the elections above. If more than one is selected, the hierarchy for determining whether an individual is considered Disabled is in the order listed above, unless described otherwise under separate administrative procedures or as described below.]
•(d)    Alternative definition of Disabled: T he inability to engage in any substantial, gainful activity in the Employee's trade or profession for which the Employee is best qualified through training or experience or as defined under the Employer's long term disability program.
[Note: Any alternative definition described in this subsection will apply uniformly to all Participants under the Plan. In addition, any alternative definition of Disabled may not discriminate in favor of Highly Compensated Employees. The Employer may describe different definitions of Disabled for different purposes under the plan.]

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 3 – Eligible Employees

3-1ELIGIBLE EMPLOYEES. In addition to the Employees identified in Section 2.02 of the Plan, the following Employees are excluded from participation under the Plan with respect to the contribution source(s) identified in this AA §3-1. See Sections 2.02(e) and (f) of the Plan for rules regarding the effect on Plan participation if an Employee changes between an eligible and ineligible class of employment.

Deferral	Match	ER
			(a)	No exclusions
			(b)	Collectively Bargained Employees
			(c)	Non-resident aliens who receive no compensation from the Employer which constitutes U.S. source income
			(d)	Leased Employees
			(e)	Employees paid on an hourly basis
			(f)	Employees paid on a salaried basis
			(g)	Commissioned Employees
			(h)	Highly Compensated Employees
			(i)	Key Employees
			(j)	Non-Key Employees who are Highly Compensated
			(k)	Employees eligible for another qualified plan sponsored by the Employer or a Related Employer Specify name of other qualified plan (optional):
			(l)	Other: T emporary Employees, Interns

[Note: A class of Employees excluded under the Plan must be defined in such a way that it precludes Employer discretion, and may not provide for an exclusion designed to cover only Nonhighly Compensated Employees with the lowest amount of compensation and/or the shortest periods of service who may represent the minimum number of Nonhighly Compensated Employees necessary to satisfy the coverage requirements under Code §410(b). See Section 2.02(b)(6) of the Plan for special rules that apply to service-based exclusions (e.g., part-time Employees). Also see Section 2.02(b) of the Plan for rules regarding the automatic exclusion/inclusion of other Employees.]

3-2EMPLOYEES OF AN EMPLOYER ACQUIRED AS PART OF A CODE §410(b)(6)(C) TRANSACTION. [Note: For this purpose, a Code §410(b)(6)(C) transaction includes an asset sale, stock sale or other disposition or acquisition that results in the movement of Employees from one Employer to another Employer or causes a change in status as a Related Employer group.]
•(a)    An Employee acquired as part of a Code §410(b)(6)(C) transaction will become an Eligible Employee as of the date of the transaction (unless otherwise excluded under AA §3-1 or this AA §3-2). (See Section 2.02(d) of the Plan.)
•(b)    Employees of an Employer acquired as part of a Code §410(b)(6)(C) transaction will not become an Eligible Employee until after the expiration of the transition period described in Code §410(b)(6)(C)(ii) (i.e., the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction). (See Section 2.02(d) of the Plan.)
•(c)    All Employees of any Employer acquired as part of a Code §410(b)(6)(C) transaction are excluded and will NOT become an Eligible Employee upon the expiration of the transition period described in Code §410(b)(6)(C)(ii), unless otherwise provided elsewhere under the Plan.
•(d)    The following Employees of acquired employers are excluded/included under the Plan:
[Note: This subsection may be used to provide for the inclusion or exclusion of Employees with respect to specific Employers at a time other than provided under this AA §3-2.]
•(e)    Describe any special rules that apply for purposes of applying the rules under this AA §3-2:

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 3 – Eligible Employees

[Note: Employees acquired under a Code §410(b)(6)(C) transaction are eligible or not eligible to participate under the Plan, as provided under this AA §3-2. However, see Section 2.02(c) of the Plan for rules regarding the coverage of Employees of a Related Employer and AA §4-5 for rules regarding the crediting of service with a Predecessor Employer. Any special rules are subject to the minimum coverage requirements under Code §410(b) and the nondiscrimination rules under Code §401(a)(4). For Related Employers, elections under this AA §3-2 are subject to the completion of a Participation Agreement.]

4-1ELIGIBILITY REQUIREMENTS – MINIMUM AGE AND SERVICE. An Eligible Employee (as defined in AA §3-1) who satisfies the minimum age and service conditions under this AA §4-1 will be eligible to participate under the Plan as of his/her Entry Date (as defined in AA §4-2 below).
(a)Service Requirement. An Eligible Employee must complete the following minimum service requirements to participate in the Plan. If a different minimum service requirement applies for the same contribution type for different groups of Employees or for different contribution formulas, such differences may be described below.

Deferral    Match    ER
•        (1) There is no minimum service requirement for participation in the Plan.
•        (2) One Year of Service (as defined in Section 2.03(a)(1) of the Plan and AA §4-
3).
•        (3) The completion of at least     [cannot exceed 1,000] Hours of Service during
the first     [cannot exceed 12] months of employment (or the first     [cannot exceed 365] days of employment) or the completion of a Year of Service (as defined in AA §4-3), if earlier.
•(i)    An Employee who completes the required Hours of Service satisfies eligibility at the end of the designated period, regardless if the Employee actually works for the entire period.
•(ii)        An Employee who completes the required Hours of Service must also be employed continuously during the designated period of employment. See Section 2.03(a)(2) of the Plan for rules regarding the application of this subsection (ii).
•        (4) The completion of     [cannot exceed 1,000] Hours of Service during an
Eligibility Computation Period. [Note: An Employee satisfies the service requirement immediately upon completion of the designated Hours of Service rather than at the end of the Eligibility Computation Period.]
•        (5) Full-time Employees are eligible to participate as set forth in subsection (i).
Employees who are “part-time” Employees must complete a Year of Service (as defined in AA §4-3). For this purpose, a full-time Employee is any Employee not defined in subsection (ii).
(i)Full-time Employees must complete the following minimum service requirements to participate in the Plan:
•(A) There is no minimum service requirement for participation in the Plan.
•(B) The completion of at least         [cannot exceed 1,000] Hours of Service during the first     [cannot exceed 12] months of employment or the completion of a Year of Service (as defined in AA §4-3), if earlier.
•(C) Under the Elapsed Time method as defined in AA §4-3 below.
•(D) Describe:
[Note: Any conditions provided under (D) must satisfy the requirements of Code §410(a).]
(ii)Part-time Employees must complete a Year of Service (as defined in AA
§4-3). [Note: Generally, an Employee earns a Year of Service for eligibility purposes upon completing 1,000 Hours of Service (or fewer Hours of Service designated under AA §4-3) during an Eligibility
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Computation Period.]
•(A)    For this purpose, a part-time Employee is any Employee (including a temporary or seasonal Employee) whose normal work schedule is less than:
•(I)         hours per week.
•(II)         hours per month.
•(III)         hours per year.
•(B)    Describe part-time Employees for this purpose:
[Note: A part-time employee must be described as an individual who works less than a specified number of hours (no greater than 40) during a standard work week.]

N/A	(6)	Two (2) Years of Service. [Full and immediate vesting must be chosen under AA §8-2.]
	(7)	Under the Elapsed Time method as defined in AA §4-3 below.
	(8)	Describe eligibility conditions:
		Describe eligibility conditions:

[Note: Any conditions on eligibility must satisfy the requirements of Code
§410(a). An eligibility condition under this AA §4-1 may not cause an Employee to enter the Plan later than the first Entry Date following the completion of a Year of Service (as defined in AA §4-3). Also see Section 2.02(b)(5) and (6) for rules regarding the exclusion of certain “short-service”
Employees and disguised service conditions.]

(b)Minimum Age Requirement. An Eligible Employee (as defined in AA §3-1) must have attained the following age with respect to the contribution source(s) identified in this AA §4-1(b).

Deferral	Match	ER	(1)	There is no minimum age for Plan eligibility.
			(2)	Age 21.
			(3)	Age 20½.
			(4)	Age (not later than age 21).

•(c) Special eligibility rules. The following special eligibility rules apply with respect to the Plan:
[Note: This subsection (c) may be used to apply the eligibility conditions selected under this AA §4-1 separately with respect to different Employee groups or different contribution formulas under the Plan. Any special eligibility rules must satisfy the requirements of Code §410(a).]

4-2ENTRY DATE. An Eligible Employee (as defined in AA §3-1) who satisfies the minimum age and service requirements in AA
§4-1 shall be eligible to participate in the Plan as of his/her Entry Date. For this purpose, the Entry Date is the following date with respect to the contribution source(s) identified under this AA §4-2.

Deferral    Match    ER
•        (a) Immediate. The date the minimum age and service requirements are satisfied (or date of hire, if no minimum age and service requirements apply).
•        (b) Semi-annual. The first day of the 1st and 7th month of the Plan Year.
•        (c) Quarterly. The first day of the 1st, 4th, 7th and 10th month of the Plan Year.
•        (d) Monthly. The first day of each calendar month.
•        (e) Payroll period. The first day of the payroll period.
•        (f) The first day of the Plan Year. [See Section 2.03(b)(2) of the Plan for special rules that apply.]

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•        (g) Describe Entry Date.
[Note: Any Entry Date under this subsection (g) must be within the dates described under subsections (a) – (f).]

An Eligible Employee’s Entry Date (as defined above) is determined based on when the Employee satisfies the minimum age and service requirements in AA §4-1. For this purpose, an Employee’s Entry Date is the Entry Date:

Deferral    Match    ER
•        (h) next following satisfaction of the minimum age and service requirements.
•        (i) coinciding with or next following satisfaction of the minimum age and service requirements.
N/A            (j) nearest the satisfaction of the minimum age and service requirements.
N/A            (k) preceding the satisfaction of the minimum age and service requirements.

This section may be used to describe any special rules for determining Entry Dates under the Plan. For example, if different Entry Date provisions apply for the same contribution sources with respect to different groups of Employees, such different Entry Date provisions may be described below.

Deferral	Match	ER	(l) Describe any special rules that apply with respect to the Entry Dates under this AA §4-
2:
[Note: Any special rules under this subsection must satisfy the requirements of Code §410(a) and may not cause an Employee to enter the Plan later than the first Entry Date following the completion of a Year of Service (as defined in AA §4-3).]

4-3DEFAULT ELIGIBILITY RULES. In applying the minimum age and service requirements under AA §4-1 above, the following default rules apply with respect to all contribution sources under the Plan:
•Year of Service. An Employee earns a Year of Service for eligibility purposes upon completing 1,000 Hours of Service during an Eligibility Computation Period. Hours of Service are calculated based on actual hours worked during the Eligibility Computation Period. (See Section 1.72 of the Plan for the definition of Hours of Service.)
•Eligibility Computation Period. If one Year of Service is required for eligibility, the Plan will determine subsequent Eligibility Computation Periods on the basis of Plan Years. (See Section 2.03(a)(3)(i) of the Plan.) If more than one Year of Service is required for eligibility, the Plan will determine subsequent Eligibility Computation Periods on the basis of Anniversary Years. However, if the Employee fails to earn a Year of Service in the first or second Eligibility Computation Period, the Plan will determine subsequent Eligibility Computation Periods on the basis of Plan Years beginning in the first or second Eligibility Computation Period, as applicable. (See Section 2.03(a)(3)(iii) of the Plan.)
•Break in Service Rules. The Nonvested Participant Break in Service rule and the One-Year Break in Service rule do NOT apply. (See Section 2.07 of the Plan.)
To override the default eligibility rules, complete the applicable sections of this AA §4-3. If this AA §4-3 is not completed for a particular contribution source, the default eligibility rules apply.

Deferral	Match	ER
(a) Year of Service. Instead of 1,000 Hours of Service, an Employee earns a Year of Service upon the completion of [must be less than 1,000] Hours of Service during an Eligibility Computation Period.
(b) Eligibility Computation Period (ECP). The Plan will use Anniversary Years for all Eligibility Computation Periods. (See Section 2.03(a)(3) of the Plan.)

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•        (c) Elapsed Time method. Eligibility service will be determined under the Elapsed
Time method. An Eligible Employee (as defined in AA §3-1) must complete a period of service, as designated below, to participate in the Plan. (See Section 2.03(a)(6) of the Plan.)

(1)	For Deferral, must complete a period of service
(2)	For Match, must complete a period of service
(3)	For ER, must complete a period of service
[Note: Under the Elapsed Time method in this subsection, service will be measured from the Employee’s employment commencement date (or reemployment commencement date, if applicable) without regard to the Eligibility Computation Period designated in Section 2.03(a)(3) of the Plan. The period of service may not exceed 12 months for eligibility for Salary Deferrals or After-Tax Employee Contributions. If a period greater than 12 months is entered and the Salary Deferral column is checked, the period of service will be deemed to be a 12-month period. If a period greater than 12 months applies to Matching Contributions or Employer Contributions, 100% vesting must be selected under AA §8 for those contributions.]
•        (d) Equivalency Method. For purposes of determining an Employee’s Hours of
Service for eligibility, the Plan will use the Equivalency Method (as defined in Section 2.03(a)(5) of the Plan). The Equivalency Method will apply to:
•(1)    All Employees.
•(2)    Only Employees for whom the Employer does not maintain hourly records. For Employees for whom the Employer maintains hourly records, eligibility will be determined based on actual hours worked.
Hours of Service for eligibility will be determined under the following Equivalency Method.
•(3)    Monthly. 190 Hours of Service for each month worked.
•(4)    Weekly. 45 Hours of Service for each week worked.
•(5)    Daily. 10 Hours of Service for each day worked.
•(6)    Semi-monthly. 95 Hours of Service for each semi-monthly period worked.
N/A            (e) Nonvested Participant Break in Service rule applies. Service earned prior to a
Nonvested Participant Break in Service will be disregarded in applying the eligibility rules. (See Section 2.07(b) of the Plan.)
•The Nonvested Participant Break in Service rule applies to all Employees, including Employees who have not terminated employment.
•        (f) One-Year Break in Service rule applies. The One-Year Break in Service rule
(as defined in Section 2.07(d) of the Plan) applies to temporarily disregard an Employee’s service earned prior to a one-year Break in Service. (See Section 2.07(d) of the Plan if the One-Year Break in Service rule applies to Salary Deferrals.)
•The One-Year Break in Service rule applies to all Employees, including Employees who have not terminated employment.
•        (g) Special eligibility provisions.
[Note: Any conditions provided under this AA §4-3 must satisfy the requirements of Code §410(a) and may not cause an Employee to enter the Plan later than the first Entry Date following the completion of a Year of Service (as defined in this AA §4-3).]

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4-4EFFECTIVE DATE OF MINIMUM AGE AND SERVICE REQUIREMENTS. The minimum age and/or service requirements under AA §4-1 apply to all Employees under the Plan. An Employee will participate with respect to all contribution sources under the Plan as of his/her Entry Date, taking into account all service with the Employer, including service earned prior to the Effective Date.
To allow Employees hired on a specified date to enter the Plan without regard to the minimum age and/or service conditions, complete this AA §4-4.

Deferral    Match    ER
•        An Eligible Employee who is employed by the Employer on the following designated date will enter the Plan on the designated date without regard to minimum age and/or service requirements (as designated below):
•(a)    the Effective Date of this Plan (as designated on the Employer Signature Page).
•(b)    the date the Plan is executed by the Employer (as indicated on the Employer Signature Page).
•(c)         [insert date no earlier than the Effective Date of this Plan]
An Eligible Employee who is employed on the designated date will enter the Plan on the designated date without regard to the minimum age and service requirements under AA §4-1. If both minimum age and service conditions are not waived, select (d) or (e) to designate which condition is waived under this AA §4-4.
•(d)    This AA §4-4 only applies to the minimum service condition.
•(e)    This AA §4-4 only applies to the minimum age condition.
The provisions of this AA §4-4 apply to all Eligible Employees employed on the designated date unless designated otherwise under subsection (f) or (g) below.
•(f)    The provisions of this AA §4-4 apply to the following group of Employees employed on the designated date:
•(g)    Describe special rules:
[Note: An Employee who is employed as of the designated date described in this AA
§4-4 will enter the Plan as of such date unless a different Entry Date is designated under subsection (g). The provisions of this AA §4-4 may not violate the minimum age or service rules under Code §410 or violate the nondiscrimination requirements under Code §401(a)(4).]

4-5SERVICE WITH PREDECESSOR EMPLOYER. If the Employer is maintaining the plan of a Predecessor Employer, service with such Predecessor Employer is automatically counted for eligibility, vesting and for purposes of applying any allocation conditions under AA §6-5 and AA §6B-7.
In addition, this AA §4-5 may be used to identify any Predecessor Employers for whom service will be counted for purposes of determining eligibility, vesting and allocation conditions under this Plan. (See Sections 2.06, 3.09(c) and 7.08 of the Plan.)
If this AA §4-5 is not completed, no service with a Predecessor Employer will be counted except as otherwise required under this AA §4-5.
•(a)    Identify Predecessor Employer(s):
•(1)    The Plan will count service with all Employers which have been acquired as part of a transaction under Code
§410(b)(6)(C).
•(2)    The Plan will count service with the following Predecessor Employers:

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Name of Predecessor Employer    Eligibility    Vesting

Allocation Conditions

•(i) •(ii) •(iii)	Reliance Insurance Company Global Financial Advisors, Inc. C layton Holdings, LLC and its subsidiaries
•(iv)	Entitle Direct Group, Inc. (effective 3/28/2018 with respect to individuals employed immediately prior to 3/28/2018)
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•(v)	E ntitle Insurance Company (effective 3/28/2018 with respect to individuals employed immediately prior to
3/28/2018)
•(vi)	Entitle, LLC (effective 3/28/2018 with respect to individuals employed immediately prior to 3/28/2018)
•(vii)	Independent Settlement Services (effective 10/30/2018 with respect to individuals employed immediately prior to 10/30/2018)
•(viii)	E xaTech, LLC (effective 10/30/2018 with respect to individuals employed immediately prior to 10/30/2018)
•(ix)	FiveBridges Capital LLC (effective 1/1/2019 with respect to individuals employed immediately prior to 12/21/2018)
•(x)	F iveBridges Advisors, LLC (effective 1/1/2019 with respect to individuals employed immediately prior to 12/21/2018)

•(b)    Describe any special provisions applicable to Predecessor Employer service:
[Note: Any special provisions under this subsection may not violate the nondiscrimination requirements under Code
§401(a)(4).]

5-1TOTAL COMPENSATION. Total Compensation is based on the definition set forth under this AA §5-1. See Section 1.142 of the Plan for a specific definition of the various types of Total Compensation.
•(a)    W-2 Wages
•(b)    Code §415 Compensation
•(c)    Wages under Code §3401(a)
[Note: For purposes of determining Total Compensation, each definition includes Elective Deferrals as defined in Section 1.47 of the Plan, pre-tax contributions to a Code §125 cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code §132(f)(4).]

5-2POST-SEVERANCE COMPENSATION. Total Compensation includes post-severance compensation, to the extent provided in Section 1.142(b) of the Plan, unless otherwise elected below.
•(a)    Exclusion of post-severance compensation from Total Compensation. The following amounts paid after a Participant’s severance of employment are excluded from Total Compensation:
•(1)    Unused leave payments. Payment for unused accrued bona fide sick, vacation, or other leave, but only if the Employee would have been able to use the leave if employment had continued.
•(2)    Deferred compensation. Payments received by an Employee pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid to the Employee at the same time if the Employee had continued in employment and only to the extent that the payment is includible in the Employee’s gross income.
[Note: Plan Compensation (as defined in Section 1.99 of the Plan) includes any post-severance compensation amounts that are includible in Total Compensation. The Employer may elect to exclude all compensation paid after severance of employment or may elect to exclude specific types of post-severance compensation from Plan Compensation under AA
§5-3.]
•(b)    Continuation payments for disabled Participants. If this subsection is not elected, Total Compensation does not include continuation payments for disabled Participants. If this subsection is elected, Total Compensation shall include post-severance compensation paid to a Participant who is permanently and totally disabled, as provided in Section 1.142(c) of the Plan. For this purpose, disability continuation payments will be included for:
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•(1)    Nonhighly Compensated Employees only.
•(2)    All Participants who are permanently and totally disabled for a fixed or determinable period.
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5-3PLAN COMPENSATION. Plan Compensation is Total Compensation (as defined in AA §5-1 above) with the following exclusions.

Deferral N/A	Match	ER	(a)No exclusions. (b)Elective Deferrals (as defined in Section 1.47 of the Plan), pre-tax contributions to a cafeteria plan or a Code §457 plan, and qualified transportation fringes under
Code §132(f)(4) are excluded.
(c) All fringe benefits (cash and noncash), reimbursements or other expense allowances, moving expenses, deferred compensation, and welfare benefits are excluded.
(d) Compensation above $ is excluded. (See Section 1.99 of the Plan.)
(e) Amounts received as a bonus are excluded.
(f) Amounts received as commissions are excluded.
(g) Overtime payments are excluded.
(h) Amounts received for services performed for a non-signatory Related Employer are excluded. (See Section 2.02(c) of the Plan.)
[Note: If this subsection is not elected, amounts received for services performed for a non-signatory Related Employer are INCLUDED in Plan Compensation.]
(i) “Deemed §125 compensation” as defined in Section 1.142(d) of the Plan.
(j) Amounts received after termination of employment are excluded. (See Section
1.142(b) of the Plan.)
(k) Differential Pay (as defined in Section 1.142(e) of the Plan).
(l) Describe adjustments to Plan Compensation: Other Bonuses, other than subjective bonuses payable under the Employer's management based objective plan;commissions other than those paid under the Employer's sales compensation; special pay

[Note: Any exclusions selected under this AA §5-3 that do not meet the safe harbor exclusions under Treas. Reg. §1.414(s)-1, as described in Section 1.99(a) of the Plan, may cause the definition of Plan Compensation to fail to satisfy a safe harbor definition of compensation under Code §414(s). Certain exclusions above are safe harbor exclusions. (See Section 1.138 of the Plan.) Other exclusions may require the Plan to additional nondiscrimination testing, including the compensation ratio test under Treas. Reg.
§1.414(s)-1(d)(3). Failure to use a definition of Plan Compensation that satisfies the nondiscrimination requirements under Code §414(s) will cause the Plan to fail to qualify for any contribution safe harbors, such as the permitted disparity allocation or Safe Harbor 401(k) Plan safe harbors. Any adjustments to Plan Compensation under this AA §5-3 must be definitely determinable and preclude Employer discretion. See AA §6C-5 for the definition of Plan Compensation as it applies to Safe Harbor Contributions.]

5-4PERIOD FOR DETERMINING COMPENSATION.
(a)Compensation Period. Plan Compensation will be determined on the basis of the following period(s) for the contribution sources identified in this AA §5-4. [Note: If a period other than Plan Year applies for any contribution source, any reference to the Plan Year as it refers to Plan Compensation for that contribution source will be deemed to be a reference to the period designated under this AA §5-4.]

Deferral    Match    ER
•        (1) The Plan Year.
•        (2) The calendar year ending in the Plan Year.
•        (3) The Employer's fiscal tax year ending in the Plan Year.
•        (4) The 12-month period ending on     which ends during the Plan Year.
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The Vanguard Group Nonstandardized PS/401(k) Plan Section 5 – Compensation Definitions
(b)Compensation while a Participant. Unless provided otherwise under this subsection (b), in determining Plan Compensation, only compensation earned while an individual is a Participant under the Plan with respect to a particular contribution source will be taken into account.
To count compensation for the entire Plan Year for a particular contribution source, including compensation earned while an individual is not a Participant with respect to such contribution source, check below. (See Section 1.99 of the Plan.)

Deferral    Match    ER
•        All compensation earned during the Plan Year will be taken into account, including compensation earned while an individual is not a Participant.

(c)Few weeks rule. The few weeks rule (as described in Section 5.03(c)(7)(ii) of the Plan) will not apply unless designated otherwise under this subsection (c).
•Amounts earned but not paid during a Limitation Year solely because of the timing of pay periods and pay dates shall be included in Total Compensation for the Limitation Year, provided the amounts are paid during the first few weeks of the next Limitation Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated Employees, and no amounts are included in more than one Limitation Year.

6-1EMPLOYER CONTRIBUTIONS. Is the Employer authorized to make Employer Contributions under the Plan (other than Safe Harbor Employer Contributions or QNECs)?
•Yes
•No [If No, skip to Section 6A.]
[Note: See AA §6C below for rules regarding Safe Harbor Employer Contributions and AA §6D-3 for rules regarding Qualified Nonelective Contributions (QNECs).]

6-2EMPLOYER CONTRIBUTION FORMULA. For the period designated in AA §6-4 below, the Employer will make the following Employer Contributions on behalf of Participants who satisfy the allocation conditions designated in AA §6-5 below. Any Employer Contribution authorized under this AA §6-2 will be allocated in accordance with the allocation formula selected under AA §6-3.
•(a)    Discretionary contribution. The Employer will determine in its sole discretion how much, if any, it will make as an Employer Contribution.
•(b)    Fixed contribution.
•(1)         % of each Participant’s Plan Compensation.
•(2)    $     for each Participant.
•(c)    Contributions under Collective Bargaining Agreement, employment contract or equivalent arrangement. The Employer will make an Employer Contribution based on a Collective Bargaining Agreement, employment agreement or equivalent arrangement as follows:
[Note: Insert the appropriate contribution formula (and allocation formula, if applicable) from the Collective Bargaining Agreement, employment agreement or equivalent arrangement. The formula must be definitely determinable as required under Treas. Reg. §1.401-1.]
•(d)    Service-based contribution. The Employer will make the following contribution:
•(1)    Discretionary. A discretionary contribution determined as a uniform percentage of Plan Compensation for each period of service designated below.
•(2)    Fixed percentage.     % of Plan Compensation paid for each period of service designated below.
•(3)    Fixed dollar. $     for each period of service designated below.
The service-based contribution will be based on the following periods of service:
•(4)    Each Hour of Service
•(5)    Each week of employment
•(6)    Describe period:
The service-based contribution is subject to the following rules.
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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6 – Employer Contributions
•(7)    Describe any special provisions that apply to a service-based contribution:
[Note: Any period described in subsection (6) must apply uniformly to all Participants and cannot exceed a 12-month period. Any special provisions under subsection (7) may only describe the basis for determining a discretionary service- based contribution, such as a uniform dollar amount, and must satisfy the nondiscrimination requirements under Code
§401(a)(4) and the regulations thereunder.]
•(e)    Year of Service contribution. The Employer will make an Employer Contribution based on Years of Service with the Employer.

	Years of Service	Contribution %
•(1)	For Years of Service between and	%
•(2)	For Years of Service between and	%
•(3)	For Years of Service between and	%
•(4)	For Years of Service and above	%

For this purpose, a Year of Service is each Plan Year during which an Employee completes at least 1,000 Hours of Service. Alternatively, a Year of Service is:
[Note: Any alternative definition of a Year of Service must meet the requirements of a Year of Service as defined in Section 2.03 of the Plan.]
•(f) Prevailing Wage Formula. The Employer will make a contribution for each Participant’s Prevailing Wage Service based on the hourly contribution rate for the Participant’s employment classification. (See Section 3.02(a)(5) of the Plan.)
•(1)    Amount of contribution. The Employer will make an Employer Contribution based on the hourly contribution rate for the Participant’s employment classification. The Prevailing Wage Contribution will be determined as follows:
•(i)    The Employer Contribution will be determined based on the required contribution rates for the employment classifications under the applicable federal, state or municipal prevailing wage laws. For any Employee performing Prevailing Wage Service, the Employer may make the required contribution for such service without designating the exact amount of such contribution.
•(ii)        The Employer will make the Prevailing Wage Contribution based on the hourly contribution rates as set forth in the Addendum attached to this Adoption Agreement. However, if the required contribution under the applicable federal, state or municipal prevailing wage law provides for a greater contribution than set forth in the Addendum, the Employer may make the greater contribution as a Prevailing Wage Contribution.
•(2)    Offset of other contributions. The contributions under the Prevailing Wage Formula will offset the following contributions under this Plan. (See Section 3.02(a)(5) of the Plan.)
•(i)    Employer Contributions (other than Safe Harbor Employer Contributions)
•(ii)    Safe Harbor Employer Contributions.
•(iii)    Qualified Nonelective Contributions (QNECs)
•(iv)    Matching Contributions (other than Safe Harbor Matching Contributions)
•(v)    Safe Harbor Matching Contributions.
•(vi)    Qualified Matching Contributions (QMACs)
[Note: If subsection (ii) or (v) is checked, the Prevailing Wage contribution must satisfy the requirements for a Safe Harbor Contribution.]
•(3) Modification of default rules. Section 3.02(a)(5) of the Plan contains default rules for administering the Prevailing Wage Formula. Complete this subsection (3) to modify the default provisions.
•(i) Application to Highly Compensated Employees. Instead of applying only to Nonhighly Compensated Employees, the Prevailing Wage Formula applies to all eligible Participants, including Highly Compensated Employees.
•(ii)    Minimum age and service conditions. Instead of no minimum age or service condition, Prevailing Wage contributions are subject to a one Year of Service (as defined in AA§4-3) and age 21 minimum age and service requirement with semi-annual Entry Dates.

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6 – Employer Contributions
•(iii)    Allocation conditions. Instead of no allocation conditions, the Prevailing Wage contributions are subject to a 1,000 Hours of Service and last day employment allocation condition, as set forth under Section 3.09 of the Plan.
•(iv)    Vesting. Instead of 100% immediate vesting, Prevailing Wage contributions will vest under the following vesting schedule (as defined in Section 7.02 of the Plan):
•(A)    6-year graded vesting schedule
•(B)    3-year cliff vesting schedule
•(v)    Describe:
[Note: Overriding the default provisions under this subsection (3) may restrict the ability of the Employer to take full credit for Prevailing Wage Contributions for purposes of satisfying its obligations under applicable federal, state or municipal prevailing wage laws. Subsection (v) may only describe modifications to the default provisions relating to minimum age and service conditions, Hour of Service and last day employment allocation conditions and vesting schedules, must satisfy the nondiscrimination requirements under Code
§401(a)(4) and should be consistent with the applicable federal, state or municipal prevailing wage laws. See Section 3.02(a)(5) of the Plan.]
•(g)    Describe special rules for determining contributions under Plan:
[Note: Any special rules must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder.]

6-3ALLOCATION FORMULA.
•(a)    Pro rata allocation. The discretionary Employer Contribution under AA §6-2 will be allocated:
•(1)    as a uniform percentage of Plan Compensation.
•(2)    as a uniform dollar amount.
•(b)    Fixed contribution. The fixed Employer Contribution under AA §6-2 will be allocated in accordance with the selections made with respect to fixed Employer Contributions under AA §6-2.
•(c)    Permitted disparity allocation. The discretionary Employer Contribution under AA §6-2 will be allocated under the two-step method (as defined in Section 3.02(a)(1)(ii)(A) of the Plan), using the Taxable Wage Base (as defined in Section 1.137 of the Plan) as the Integration Level. However, for any Plan Year in which the Plan is Top Heavy, the four-step method (as defined in Section 3.02(a)(1)(ii)(B) of the Plan) applies, unless provided otherwise under subsection (2) below.
To modify these default rules, complete the appropriate provision(s) below.
•(1)    Integration Level. Instead of the Taxable Wage Base, the Integration Level is:
•(i)         % of the Taxable Wage Base, increased (but not above the Taxable Wage Base) to the next higher:

•(A)	N/A	•(B)	$1
•(C)	$100	•(D)	$1,000
•(ii)    $     (not to exceed the Taxable Wage Base)
•(iii)    20% of the Taxable Wage Base
[Note: See Section 3.02(a)(1)(ii) of the Plan for rules regarding the Maximum Disparity Rate that may be used where an Integration Level other than the Taxable Wage Base is selected.]
The Maximum Disparity Rate is the maximum amount that may be allocated with respect to Excess Compensation. If the two-step allocation method is used, under step one of the two-step formula, the amount allocated as a percentage of Plan Compensation and Excess Compensation may not exceed the following percentage:

Integration Level    Maximum
(as a percentage of the Taxable Wage Base)    Disparity Rate 100%        5.7%
More than 80% but less than 100%    5.4%
More than 20% and not more than 80%    4.3%
20% or less    5.7%

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6 – Employer Contributions
If the four-step allocation formula is used, under step three of the four-step formula, the amount allocated as a percentage of Plan Compensation and Excess Compensation may not exceed the following percentage:

		Integration Level (as a percentage of the Taxable Wage Base)	Maximum Disparity Rate
		100%	2.7%
		More than 80% but less than 100%	2.4%
		More than 20% and not more than 80%	1.3%
		20% or less	2.7%
•(2)	Four-step method.
•(i)    Instead of applying only when the Plan is top heavy, the four-step method will always be used.
•(ii)    The four-step method will never be used, even if the Plan is Top Heavy.
•(iii) In applying step one and step two under the four-step method, instead of using Total Compensation, the Plan will use Plan Compensation. (See Section 3.02(a)(1)(ii)(B) of the Plan.)
•(d) Uniform points allocation. The discretionary Employer Contribution designated in AA §6-2 will be allocated to each Participant in the ratio that each Participant's total points bears to the total points of all Participants. A Participant will receive the following points:
•(1)         point(s) for each     year(s) of age (attained as of the end of the Plan Year).
•(2)         point(s) for each $     (not to exceed $200) of Plan Compensation.
•(3)         point(s) for each     Year(s) of Service. For this purpose, Years of Service are determined:
•(i)    In the same manner as determined for eligibility.
•(ii)    In the same manner as determined for vesting.
•(iii)    Points will not be provided with respect to Years of Service in excess of     .
•(e)    Employee group allocation. The Employer may make a separate Employer Contribution to the Participants in the following allocation groups. The Employer must notify the Trustee in writing of the amount of the contribution to be allocated to each allocation group.
•(1)    A separate discretionary Employer Contribution may be made to each Participant of the Employer (i.e., each Participant is in his/her own allocation group).
•(2)    A separate discretionary or fixed Employer Contribution may be made to the following allocation groups. If no fixed amount is designated for a particular allocation group, the contribution made for such allocation group will be allocated as a uniform percentage of Plan Compensation to all Participants within that allocation group, unless otherwise designated as a uniform dollar amount below.
•The contribution made for each allocation group will be allocated as a uniform dollar amount to all Participants within the allocation group.
•Group 1:
[Note: The allocation groups designated above must be clearly defined in a manner that will not violate the definite allocation formula requirement of Treas. Reg. §1.401-1(b)(1)(ii). See Section 3.02(a)(1)(iv)(B)(V) of the Plan for restrictions that apply with respect to “short-service” Employees. In the case of self-employed individuals (i.e., sole proprietorships or partnerships), the requirements of 1.401(k)-1(a)(6) continue to apply, and the allocation method should not be such that a cash or deferred election is created for a self-employed individual as a result of application of the allocation method.]
•(3)    Special rules. The following special rules apply to the Employee group allocation formula.
•(i)    Family Members. In determining the separate groups under (2) above, each Family Member (as defined in Section 1.66 of the Plan) of a Five Percent Owner is always in a separate allocation group. If there is more than one Family Member, each Family Member will be in a separate allocation group.
•(ii)    Benefiting Participants who do not receive Minimum Gateway Contribution. In determining the separate groups under (2) above, Benefiting Participants who do not receive a Minimum Gateway Contribution are always in a separate allocation group. If there is more than one Benefiting Participant who does not receive a Minimum Gateway Contribution, each will be in a separate allocation group. (See Section 3.02(a)(1)(iv)(B)(III) of the Plan.)
•(iii)    More than one Employee group. Unless designated otherwise under this subsection (iii), if a Participant is in more than one allocation group described in (2) above during the Plan Year, the Participant will receive an Employer Contribution based on the Participant’s status on the last day of the Plan Year. (See Section 3.02(a)(1)(iv)(A) of the Plan.)

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6 – Employer Contributions
•(A)    Determined separately for each Employee group. If a Participant is in more than one allocation group during the Plan Year, the Participant’s share of the Employer Contribution will be based on the Participant’s status for the part of the year the Participant is in each allocation group.
•(B)    Describe:
[Note: This subsection (B) may only describe the amount of the Employer Contribution a Participant will receive when such Participant is in more than one allocation group. Any language under this subsection (B) must be definitely determinable and may not violate the nondiscrimination requirements under Code §401(a)(4).]
•(f)    Age-based allocation. The discretionary Employer Contribution designated in AA §6-2 will be allocated under the age- based allocation formula so that each Participant receives a pro rata allocation based on adjusted Plan Compensation. For this purpose, a Participant’s adjusted Plan Compensation is determined by multiplying the Participant’s Plan Compensation by an Actuarial Factor (as described in Section 1.04 of the Plan).
A Participant’s Actuarial Factor is determined based on a specified interest rate and mortality table. Unless designated otherwise under (1) or (2) below, the Plan will use an applicable interest rate of 8.5% and a UP-1984 mortality table.
•(1)    Applicable interest rate. Instead of 8.5%, the Plan will use an interest rate of     % (must be between 7.5% and 8.5%) in determining a Participant’s Actuarial Factor.
•(2)    Applicable mortality table. Instead of the UP-1984 mortality table, the Plan will use the following mortality table in determining a Participant’s Actuarial Factor:
•(3)    Describe special rules applicable to age-based allocation:
[Note: See Appendix A of the Plan for sample Actuarial Factors based on an 8.5% applicable interest rate and the UP-1984 mortality table. If an interest rate or mortality table other than 8.5% or UP-1984 is selected, appropriate Actuarial Factors must be calculated. Any alternative interest or mortality factors must meet the requirements for standard interest and mortality assumptions as defined in Treas. Reg. §1.401(a)(4)-12. Any special rules described under subsection (3) may only describe an alternative method for determining adjusted Plan Compensation and may not violate the nondiscrimination requirements under Code §401(a)(4). In addition, subsection (3) may describe a definitely determinable allocation method that was specified in a previously-approved pre-approved plan document.]
•(g)    Service-based allocation formula. The service-based Employer Contribution selected in AA §6-2 will be allocated in accordance with the selections made under the service-based allocation formula in AA §6-2.
•(h)    Year of Service allocation formula. The Year of Service Employer Contribution selected in AA §6-2 will be allocated in accordance with the selections made under the Year of Service allocation formula in AA §6-2.
•(i) Prevailing Wage allocation formula. The Prevailing Wage Employer Contribution selected in AA §6-2 will be allocated in accordance with the selections made under the Prevailing Wage allocation formula in AA §6-2. The Employer may attach an Addendum to the Adoption Agreement setting forth the hourly contribution rate for the employment classifications eligible for Prevailing Wage contributions.
•(j)    Describe special rules for determining allocation formula:
[Note: This subsection (j) may only be used to describe a definite allocation formula that was included in a previously- approved pre-approved plan. Any special rules under this subsection must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder.]

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6 – Employer Contributions
6-4SPECIAL RULES. No special rules apply with respect to Employer Contributions under the Plan, except to the extent designated under this AA §6-4. Unless designated otherwise, in determining the amount of the Employer Contributions to be allocated under this AA §6, the Employer Contribution will be based on Plan Compensation earned during the Plan Year. (See Section 3.02(c) of the Plan.)
•(a)    Period for determining Employer Contributions. Instead of the Plan Year, Employer Contributions will be determined based on Plan Compensation earned during the following period: [Note: Plan Year must be used if the permitted disparity allocation method is selected under AA §6-3 above.]
•(1) Plan Year quarter
•(2) calendar month
•(3) payroll period
•(4) Other:
[Note: Although Employer Contributions are determined on the basis of Plan Compensation earned during the period designated under this subsection, this does not require the Employer to actually make contributions or allocate contributions on the basis of such period. Employer Contributions may be contributed and allocated to Participants at any time within the contribution period permitted under Treas. Reg. §1.415(c)-1(b)(6)(B), regardless of the period selected under this subsection. Any alternative period designated under subsection (4) may not exceed a 12-month period and will apply uniformly to all Participants.]
•(b)    Limit on Employer Contributions. The Employer Contribution elected in AA §6-2 may not exceed:
•(1)         % of Plan Compensation
•(2)    $
•(3)    A discretionary amount determined by the Employer applied in a uniform manner for all eligible Participants for the Plan Year.
(c)Offset of Employer Contribution.
•(1)        A Participant’s allocation of Employer Contributions under AA §6-2 of this Plan is reduced by contributions under     [insert name of plan(s)]. (See Section 3.02(d)(2) of the Plan.)

6-5ALLOCATION CONDITIONS. A Participant must satisfy any allocation conditions designated under this AA §6-5 to receive an allocation of Employer Contributions under the Plan.
[Note: Any allocation conditions set forth under this AA §6-5 do not apply to Prevailing Wage Contributions under AA §6-2, Safe Harbor Employer Contributions under AA §6C, or QNECs under AA §6D, unless provided otherwise under those specific sections. See AA §4-5 for treatment of service with Predecessor Employers for purposes of applying the allocation conditions under this AA §6-5.]
•(a)    No allocation conditions apply with respect to Employer Contributions under the Plan.
•(b)    Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must complete more than:
•(1)         (not to exceed 500) Hours of Service during the Plan Year.
•(i)    Hours of Service are determined using actual Hours of Service.
•(ii)    Hours of Service are determined using the following Equivalency Method (as defined under AA §4- 3):
•(A)    Monthly     (B)    Weekly
•(C)    Daily     (D)    Semi-monthly
•(2)         (not more than 91) consecutive days of employment with the Employer during the Plan Year.
[Note: Under this safe harbor allocation condition, an Employee will satisfy the allocation conditions if the Employee completes the designated Hours of Service or period of employment, even if the Employee is not employed on the last day of the Plan Year. See Section 3.09 of the Plan for rules regarding the application of this allocation condition to the minimum coverage test.]
•(c)    Employment condition. An Employee must be employed with the Employer on the last day of the Plan Year.
•(d)    Minimum service condition. An Employee must be credited with at least:
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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

•(1)

1 000    (not to exceed 1,000) Hours of Service during the Plan Year.
•(i)    Hours of Service are determined using actual Hours of Service.
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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6 – Employer Contributions
•(ii)        Hours of Service are determined using the following Equivalency Method (as defined under AA §4- 3):

•(A)	Monthly	•(B)	Weekly
•(C)	Daily	•(D)	Semi-monthly
•(2)         (not more than 182) consecutive days of employment with the Employer during the Plan Year.
•(e)    Application to a specified period. The allocation conditions selected under this AA §6-5 apply on the basis of the Plan Year. Alternatively, if an employment or minimum service condition applies under this AA §6-5, the Employer may elect under this subsection to apply the allocation conditions on a periodic basis as set forth below. See Section 3.09(a) of the Plan for a description of the rules for applying the allocation conditions on a periodic basis.
•(1)    Period for applying allocation conditions. Instead of the Plan Year, the allocation conditions set forth under subsection (2) below apply with respect to the following periods:
•(i)    Plan Year quarter
•(ii)    calendar month
•(iii)    payroll period
•(iv)    Other:
•(2)    Application to allocation conditions. If this subsection (2) is checked to apply allocation conditions on the basis of specified periods, to the extent an employment or minimum service allocation condition applies under this AA §6-5, such allocation condition will apply based on the period selected under subsection (1) above, unless designated otherwise below:
•(i)    Only the employment condition will be based on the period selected in subsection (1) above.
•(ii)    Only the minimum service condition will be based on the period selected in subsection (1) above.
•(iii)    Describe any special rules:
[Note: Any special rules under this subsection (iii) must satisfy the nondiscrimination requirements of Code §401(a)(4).]
•(f)    Exceptions.
•(1)    The above allocation condition(s) will not apply if the Employee, during the Plan Year:
•(i)    dies.
•(ii)    terminates employment due to becoming Disabled.
•(iii)    becomes Disabled.
•(iv)    terminates employment after attaining Normal Retirement Age.
[Note: This waiver of allocation conditions applies only once during the Participant’s employment with the Employer. Thus, if an Employee is rehired after such a waiver was applied to such Employee, the waiver of allocation conditions will not apply to a subsequent termination of employment. The Employer may modify this rule below.]
•(v)    terminates employment after attaining Early Retirement Age.
[Note: This waiver of allocation conditions applies only once during the Participant’s employment with the Employer. Thus, if an Employee is rehired after such a waiver was applied to such Employee, the waiver of allocation conditions will not apply to a subsequent termination of employment. The Employer may modify this rule below.]
•(vi)    is on an authorized leave of absence from the Employer.
•(2)    The exceptions selected under subsection (1) will apply even if an Employee has not terminated employment at the time of the selected event(s).
•(3)    The exceptions selected under subsection (1) do not apply to:
•(i)    an employment condition designated under this AA §6-5.
•(ii)    a minimum service condition designated under this AA §6-5.
•(g)    Describe any special rules governing the allocation conditions under the Plan:
[Note: Any special rules must satisfy the nondiscrimination requirements under Code §401(a)(4).]

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6A – Salary Deferrals

6A-1 SALARY DEFERRALS. Are Employees permitted to make Salary Deferrals under the Plan?
•Yes
•No [If “No” is checked, skip to Section 6B.]

6A-2 MAXIMUM LIMIT ON SALARY DEFERRALS. Unless designated otherwise under this AA §6A-2, a Participant may defer any amount up to the Elective Deferral Dollar Limit and the Code §415 Limitation (as set forth in Sections 5.02 and 5.03 of the Plan).
•(a)    Salary Deferral Limit. A Participant may not defer an amount in excess of:
•(1)    1 00    % of Plan Compensation
•(2)    $     .
[Note: If both subsection (1) and subsection (2) are checked, the deferral limit is the lesser of the amounts selected.] Any limit described in subsection (1) or subsection (2) above applies with respect to the following period:
•(3)    Plan Year.
•(4)    the portion of the Plan Year during which the individual is eligible to participate.
•(5)    each separate payroll period during which the individual is eligible to participate.
•(b)    Different limit for Highly Compensated Employees and Nonhighly Compensated Employees. The Salary Deferral Limit described above applies only to Employees who are Highly Compensated Employees as of the first day of the Plan Year. For Nonhighly Compensated Employees, the following limit applies:
•(1)    No limit (other than the Elective Deferral Dollar Limit and the Code §415 Limitation).
•(2)    Nonhighly Compensated Employee limit.
•(i)         % of Plan Compensation
•(ii)    $     during the following period:
•(iii)    Plan Year.
•(iv)    the portion of the Plan Year during which the individual is eligible to participate.
•(v)    each separate payroll period during which the individual is eligible to participate.
[Note: Any percentage or dollar limit imposed on Nonhighly Compensated Employees under (i) and/or (ii) above may not be lower than the percentage or dollar limit imposed on Highly Compensated Employees under
(a) above. If both (i) and (ii) are checked, the deferral limit is the lesser of the amounts selected.]
•(c)    Limits on deferrals on bonus payments. [Note: This subsection may only be selected if bonus payments are not excluded under AA §5-3.]
•(1) The same limits specified above apply to bonus and non-bonus Plan Compensation. Employees may defer any amounts out of bonus payments, subject to the Elective Deferral Dollar Limit and the Code §415 Limitation (as defined in Sections 5.02 and 5.03 of the Plan) and any other limit on Salary Deferrals under this AA 6A-2. The Employer may impose special limits on bonus payments under the Salary Deferral Election. (See Section 3.03(a) of the Plan.)
•(2) A Participant may defer up to     % (not to exceed 100%) of any bonus payment (subject to the Elective Deferral Dollar Limit and the Code §415 Limitation) without regard to any other limits described under this AA
§6A-2. The Employer may impose special limits on bonus payments under the Salary Deferral Election. (See Section 3.03(a) of the Plan.)
•(3) Describe special rules applicable to deferrals on bonus payments:
[Note: If any selection under this subsection is checked, bonus payments may not be excluded from Plan Compensation in the Deferral column under AA §5-3.]
•(d)    Describe any other limits that apply with respect to Salary Deferrals under the Plan:
[Note: Any other limits provided under this subsection must satisfy the nondiscrimination requirements under Code
§401(a)(4).]

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6A – Salary Deferrals
6A-3 MINIMUM DEFERRAL RATE. Unless designated otherwise under this AA §6A-3, no minimum deferral requirement applies under the Plan. Alternatively, a Participant must defer at least the following amount in order to make Salary Deferrals under the Plan.
•(a)         % of Plan Compensation for a payroll period.
•(b)    $     for a payroll period.
•(c)    Describe: D eferrals are permitted from 1-100% in increments of 0.5%.
[Note: If more than one limit applies under this AA §6A-3, the minimum deferral rate is the lesser of the amounts designated under this AA §6A-3. Any minimum deferral rates provided under this AA §6A-3 must comply with the nondiscrimination requirements under Code §401(a)(4).]

6A-4 CATCH-UP CONTRIBUTIONS. Catch-Up Contributions (as defined in Section 3.03(d) of the Plan) are permitted under the Plan, unless designated otherwise under this AA §6A-4.
•Catch-Up Contributions are not permitted under the Plan.

6A-5 ROTH DEFERRALS.
(a)Availability of Roth Deferrals.
•(1) Roth Deferrals are permitted under the Plan.
•(2) Roth Deferrals are not permitted under the Plan.
[Note: If Roth Deferrals are effective as of a date later than the Effective Date of the Plan, designate such special Effective Date in AA §6A-9 below.]
(b)Distribution of Roth Deferrals. Unless designated otherwise under this subsection, to the extent a Participant takes a distribution or withdrawal from his/her Salary Deferral Account(s), the Participant may designate the extent to which such distribution is taken from the Pre-Tax Deferral Account or from the Roth Deferral Account. (As described under Section 8.11(b)(2) of the Plan, if a Participant fails to designate the appropriate Account for corrective distributions from the Plan, such distribution may be withdrawn equally from both the Pre-Tax Salary Deferral Account and the Roth Deferral Account, or the Employer may withdraw such amounts first from either the Pre-Tax Salary Deferral Account or the Roth Deferral Account.)
Alternatively, the Employer may designate the order of distributions for the distribution types listed below:
•(1)    Distributions and withdrawals.
•(i)    Any distribution will be taken on a pro rata basis from the Participant’s Pre-Tax Deferral Account and Roth Deferral Account.
•(ii)    Any distribution will be taken first from the Participant’s Roth Deferral Account and then from the Participant’s Pre-Tax Deferral Account.
•(iii)    Any distribution will be taken first from the Participant’s Pre-Tax Deferral Account and then from the Participant’s Roth Deferral Account.
•(2)    Distribution of Excess Deferrals.
•(i)    Distribution of Excess Deferrals will be made from Roth and Pre-Tax Deferral Accounts in the same proportion that deferrals were allocated to such Accounts for the calendar year.
•(ii)    Distribution of Excess Deferrals will be made first from the Roth Deferral Account and then from the Pre-Tax Deferral Account.
•(iii)    Distribution of Excess Deferrals will be made first from the Pre-Tax Deferral Account and then from the Roth Deferral Account.
•(3)    Distribution of Salary Deferrals to Highly Compensated Employees to correct ADP or ACP Test failure.
•(i)    Distribution of Excess Contributions (or Excess Aggregate Contributions) will be made from Roth and Pre-Tax Deferral Accounts in the same proportion that deferrals were allocated to such Accounts for the Plan Year.
•(ii)    Distribution of Excess Contributions (or Excess Aggregate Contributions) will be made first from the Roth Deferral Account and then from the Pre-Tax Deferral Account.
•(iii)    Distribution of Excess Contributions (or Excess Aggregate Contributions) will be made first from the Pre-Tax Deferral Account and then from the Roth Deferral Account.
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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6A – Salary Deferrals
(c)In-Plan Roth Conversions. Unless elected under this subsection, the Plan does not permit a Participant to make an In- Plan Roth Conversion under the Plan.
•(1)    Effective date. Effective     [not earlier than 1/1/2013], a Participant may elect to convert all or any portion of his/her non-Roth vested Account Balance to an In-Plan Roth Conversion Account.
[Note: The Plan must provide for Roth Deferrals under AA §6A-5 as of the effective date designated in this subsection (1). An election under this subsection does not affect an In-Plan Roth Conversion that was allowed under prior Plan provisions.]
(2)In-service distribution.
•(i)    For a Participant to convert his/her eligible contributions to Roth Deferrals through an In-Plan Roth Conversion, the Participant need not be eligible to take a distribution from the Plan. [Note: If this subsection (i) is checked, a Participant may convert any or all of the eligible contribution sources to Roth Deferrals through an In-Plan Roth Conversion.]
•(ii)    For a Participant to convert his/her eligible contributions to Roth Deferrals through an In-Plan Roth Conversion, a Participant must be eligible for a distribution of any amounts converted to Roth Deferrals through an In-Plan Roth Conversion. Thus, only amounts that are eligible for distribution under AA §9 or AA §10 are eligible for In-Plan Roth Conversion.
(3)Contribution sources. An Employee may elect to make an In-Plan Roth Conversion from all available contribution sources under the Plan.
To override this default provision to limit the contributions sources available for In-Plan Roth Conversion, select the applicable contribution sources from which an In-Plan Roth Conversion is available:
•(i)    Pre-tax Salary Deferrals
•(ii)    Employer Contributions
•(iii)    Matching Contributions
•(iv)    Safe Harbor Contributions
•(v)    QNECs and QMACs
•(vi)    After-Tax Contributions
•(vii)    Rollover Contributions
(4)Limits applicable to In-Plan Roth Conversions. No special limits apply with respect to In-Plan Roth Conversions, unless designated otherwise under this subsection.
•(i)    Roth conversions may only be made from contribution sources that are fully vested (i.e., 100% vested).
[Note: If an In-Plan Roth Conversion is permitted from partially-vested sources, special rules apply for determining the vested percentage of such amounts after conversion. See Section 7.11 of the Plan.]
•(ii)    A Participant may not make an In-Plan Roth Conversion of less than $     (may not exceed $1,000).
•(iii)    A Participant may not make an In-Plan Roth Conversion of any outstanding loan amount.
[Note: If this subsection (iii) is not checked, a Participant may convert amounts that are attributable to an outstanding loan, to the extent the loan relates to a contribution source that is eligible for conversion under subsection (3) above.]
•(iv)    Describe:
[Note: Any selection in subsection (iv) must be definitely determinable and not subject to Employer discretion.]
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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6A – Salary Deferrals
(5)Amounts available to pay federal and state taxes generated from an In-Plan Roth Conversion. No special provisions apply to allow Participants to withdraw funds to pay federal or state taxes generated from an In-Plan Roth Conversion, except as provided otherwise under this subsection.
•(i)    In-service distribution. If the Plan does not otherwise permit an in-service distribution at the time of the In-Plan Roth Conversion and this subsection (i) is checked, a Participant may elect to take an in-service distribution solely to pay taxes generated from the In-Plan Roth Conversion to the extent such in-service distribution would otherwise be permitted under Section 8.10 of the Plan.
[Note: If this subsection (i) is checked, a Participant may take an in-service distribution only to the extent such distribution would otherwise be permitted under the provisions of Section 8.10 of the Plan. Thus, for example, a Participant may not take an in-service distribution of amounts attributable to Salary Deferrals (including any QNECs, QMACs or Safe Harbor contributions) prior to age 59½.]
•(ii)    Participant loan. Generally, a Participant may request a loan from the Plan to the extent permitted under Section 13 of the Plan and AA Appendix B. However, to the extent a Participant loan is not otherwise allowed, and this subsection (ii) is selected, a Participant may receive a Participant loan solely to pay taxes generated from an In-Plan Roth Conversion.
[Note: If this subsection (ii) is selected, and Participant loans are not otherwise authorized under the Plan, any Participant loan made pursuant to this subsection (ii) will be made in accordance with the default loan policy described in Section 13 of the Plan.]
(6)Distribution from In-Plan Roth Conversion Account. Distributions from the In-Plan Roth Conversion Account will be permitted at the same time as permitted for Roth Deferrals, as set forth under AA §10-1, unless designated otherwise under this subsection. However, earlier distribution of certain converted amounts may be required to the extent necessary to protect distribution options that were available with respect to such converted amounts prior to the In-Plan Roth Conversion.
•(i)        In-service distributions will not be permitted from an In-Plan Roth Conversion Account. However, as set forth in Section 3.03(f)(1)(vi) of the Plan, a distribution must continue to be offered for any converted amounts as of the earliest date a distribution would otherwise be permitted for such converted amounts, had they not been converted.
•(ii)    An in-service distribution may be made from the In-Plan Roth Conversion Account at any time.
•(iii)    Describe distribution options:
[Note: This subsection (6) may not be used to eliminate an in-service distribution option that was otherwise available at the time of the In-Plan Roth Conversion. Thus, for example, if a Participant is permitted to make an In-Plan Roth Conversion of After-Tax Employee Contributions or Rollover Contributions, and such contributions are eligible for immediate distribution at the time of the In-Plan Roth Conversion, those amounts must continue to be available for distribution after the In-Plan Roth Conversion. To the extent a selection in this subsection (6) results in an improper elimination of a distribution right, the provisions of this subsection (6) will not apply.]
•(d)    Describe any special rules that apply to Roth Deferrals under the Plan:
[Note: Any special rules must satisfy the nondiscrimination requirements under Code §401(a)(4).]

6A-6 ADP TESTING. The ADP Test will be performed using the testing method designated below: (See Section 6.01(a) of the Plan.)
[Note: If the Plan is a Safe Harbor 401(k) Plan (as designated in AA §6C below), the Plan must use the Current Year Testing Method. Thus, for any year the Plan is a Safe Harbor 401(k) Plan, the Current Year Testing Method applies, regardless of any selection under this AA §6A-6.]
•(a)    Current Year Testing Method. The Plan will use the Current Year Testing Method in running the ADP test. If the Current Year Testing Method is elected, the ADP of the Nonhighly Compensated Group for the first Plan Year is calculated using current year data, unless otherwise designated below.
•Deemed 3% used for first Plan Year. Instead of using actual current year data for the first Plan Year, the ADP of the Nonhighly Compensated Group for the first Plan Year the 401(k) Plan is effective is deemed to be 3%.

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6A – Salary Deferrals
•(b)    Prior Year Testing Method. The Plan will use the Prior Year Testing Method in running the ADP Test. If the Prior Year Testing Method is elected, the ADP of the Nonhighly Compensated Group for the first Plan Year is deemed to be 3%, unless otherwise designated below.
•Current year data used for first Plan Year. Instead of deeming the ADP of the Nonhighly Compensated Group to be 3% for the first Plan Year for which the 401(k) Plan is effective, the Plan will use the actual current year data for the first Plan Year.
•(c) Application of Current Year Testing Method. The Current Year Testing Method has applied since the Plan Year. [Note: If the Plan has switched from the Prior Year Testing Method to the Current Year Testing Method, this subsection may be checked to designate the first Plan Year for which the Current Year Testing Method applies.]

6A-7 SALARY DEFERRAL ELECTIONS.
(a)Change or revocation of deferral election. In addition to the Participant’s Entry Date under the Plan, a Participant’s election to change or resume a deferral election will be effective as set forth under the Salary Reduction Agreement or other written procedures adopted by the Plan Administrator. A Participant must be permitted to change or revoke a deferral election at least once per year. Unless the Salary Reduction Agreement or other written procedures adopted by the Plan Administrator provide otherwise, a Participant may revoke a deferral election (on a prospective basis) at any time.
(b)Salary deferral elections of rehired Participants. Unless designated otherwise below, a Participant’s affirmative election to defer (or to not defer) will cease upon termination of employment and the Participant will need to make a new election upon rehire. [Note: If this Plan is a QACA Safe Harbor Plan, the Employer must make an election that is consistent with the election in AA §6C-3(c)(5).]
•Participant’s affirmative election does not cease upon termination of employment. If this subsection (b) is selected, a terminated Participant’s affirmative election to defer (or to not defer) will not cease upon termination of employment and the Participant’s affirmative election to defer (or to not defer) in effect at the time of employment termination will apply upon rehire.
[Note: The Employer may modify the rules applicable to rehired employees under the Salary Reduction Agreement or other administrative procedures.]

6A-8 AUTOMATIC CONTRIBUTION ARRANGEMENT (other than a QACA Safe Harbor 401(k) Plan). No automatic contribution provisions apply under Section 3.03(c) of the Plan, unless provided otherwise under this AA §6A-8. (If the Employer wishes to adopt a QACA Safe Harbor Plan, the Employer should not complete this AA §6A-8 and instead complete AA §6C-3.)
•(a)    Type of Automatic Contribution Arrangement.
•(1)    Eligible Automatic Contribution Arrangement. Check this subsection (1) if the Employer intends for the Plan to be an Eligible Automatic Contribution Arrangement (EACA), as described in Section 3.03(c)(2). If this subsection (1) is checked, the selections in this AA §6A-8 must be consistent with the requirements of an EACA. As an EACA, the Employer also must complete AA §6A-8(c) relating to permissible withdrawals.
•(2)    Automatic Contribution Arrangement other than an EACA. Check this subsection (2) if the Employer intends for the Plan to be an Automatic Contribution Arrangement other than an EACA.
•(b)    Automatic deferral election. Upon becoming eligible to make Salary Deferrals under the Plan (pursuant to AA §3 and AA §4), a Participant will be deemed to have entered into a Salary Deferral Election for each payroll period, unless the Participant completes a Salary Deferral Election (subject to the limitations under AA §6A-2 and AA §6A-3) in accordance with procedures adopted by the Plan Administrator.
•(1)    Effective date of Automatic Contribution Arrangement or EACA. The automatic deferral provisions under this AA §6A-8 are effective as of:
•(i)    The Effective Date of this Plan as set forth under the Employer Signature Page.
•(ii)         [insert date no earlier than the Effective Date of this Plan]
•(iii)    As set forth under a prior Plan document. [Note: If this subsection (iii) is checked, the automatic deferral provisions under this AA §6A-8 will apply as of the original Effective Date of the automatic contribution arrangement. Unless provided otherwise under this AA §6A-8, an Employee who is automatically enrolled under a prior Plan document will continue to be automatically enrolled under the current Plan document.]
•(iv)    If the Employer is amending the provisions applicable to the ACA or EACA, the amended provisions are effective as of     [insert date]
•(2)    Automatic Contribution Arrangement deferral amount and automatic increase.

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6A – Salary Deferrals
•(i)    Automatic deferral amount.
•(A)    3        % of Plan Compensation
•(B)    $
•(ii)    Automatic increase. If elected under this subsection (ii), the automatic deferral amount will increase each Plan Year by the following amount. (See Section 3.03(c) of the Plan.)
•(A)    1        % of Plan Compensation
•(B)    $
•(C)    If this (C) and subsection (3)(iii) below (relating to the expiration of affirmative deferral elections) are both elected, the automatic increase will apply to all Participants, including those Participants whose affirmative deferral elections have expired and no subsequent affirmative election is made.
Any automatic increase elected under this subsection (ii) will not cause the automatic deferral amount to exceed:
•(D)    1 0    % of Plan Compensation
•(E)    $
•(iii)    Special application of automatic increase provisions. The Employer may describe under this subsection (iii) special rules applicable to automatic increase provisions:
[Note: Any special application of the automatic increase provisions must be definitely determinable and must not discrimination in favor of Highly Compensated Employees.]
(3)Application of automatic deferral provisions. The automatic deferral election under subsection (2) will apply to new Participants (i.e., Participants who enter the Plan after the automatic deferral provisions are effective) and current Participants (i.e., Participants who were eligible to participate in the Plan at the time the automatic deferral provisions are effective) as set forth under this subsection (3).
(i)New Participants. The automatic deferral provisions apply to all Participants who become eligible on or after the effective date of the automatic deferral provisions.
(ii)Current Participants. The automatic deferral provisions apply to all other eligible Participants as follows:
•(A)    Automatic deferral provisions apply to all current Participants who have not entered into a Salary Deferral Election (including an election not to defer under the Plan).
•(B)    Automatic deferral provisions apply to all current Participants who have not entered into a Salary Deferral Election that is at least equal to the automatic deferral amount under subsection (2)(i). Current Participants who have made a Salary Deferral Election that is less than the automatic deferral amount, or who have not made a Salary Deferral Election, will automatically be increased to the automatic deferral amount unless the Participant enters into a new Salary Deferral election on or after the effective date of the automatic deferral provisions.
•(C) Automatic deferral provisions do not apply to current Participants. Only new Participants described in subsection (3)(i) are subject to the automatic deferral provisions. [Note: See Section 3.03(c)(2)(i) of the Plan for the application of this subsection under an EACA.]
•(D)    Describe:
[Note: Any special provisions under subsection (D) must comply with the nondiscrimination requirements under Code §401(a)(4).]
•(iii)    Expiration of affirmative deferral elections. Unless this subsection (iii) is elected, for purposes of the automatic deferral provisions of the Plan, a Participant’s affirmative elective deferral election will not expire. If this subsection (iii) is elected, a Participant’s affirmative deferral election will expire:
•(A)    at the end of each Plan Year.
•(B)    Describe date that the affirmative election will expire:
[Note: The date must be definite and not discriminate in favor of Highly Compensated Employees.]

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6A – Salary Deferrals
If a Participant fails to complete a new affirmative deferral election subsequent to the prior election expiring, the Participant becomes subject to the automatic deferral percentage as specified in the Plan pursuant to the automatic contribution arrangement provisions. Each year, the Participant can always complete a new affirmative election and designate a new deferral percentage.
(iv)Treatment of automatic deferrals. Any Salary Deferrals made pursuant to an automatic deferral election will be treated as Pre-Tax Salary Deferrals, unless designated otherwise under this subsection (iv).
•Any Salary Deferrals made pursuant to an automatic deferral election will be treated as Roth Deferrals. [Note: This subsection (iv) may only be checked if Roth Deferrals are permitted under AA §6A-5.]
[Note: Any Salary Deferral Election (including an election not to defer under the Plan) made after the effective date of the automatic deferral provisions will override such automatic deferral provisions. See Section 6.04(b)(1)(iii) of the Plan for the application of this provision to rehired Employees.]
(4)Application of automatic increase. Unless designated otherwise under this subsection (4), if an automatic increase is selected under subsection (2)(ii) above, the automatic increase will take effect as of the first day of the second Plan Year following the Plan Year in which the automatic deferral election first becomes effective with respect to a Participant. (See Section 3.03(c)(2)(i) of the Plan.)
•(i)    First Plan Year. Instead of applying as of the second Plan Year, the automatic increase described in subsection (2)(ii) takes effect as of the appropriate date (as designated under subsection (iii) below) within the first Plan Year following the date automatic contributions begin.
•(ii)    Designated Plan Year. Instead of applying as of the second Plan Year, the automatic increase described in subsection (2)(ii) takes effect as of the appropriate date (as designated under subsection
(iii) below) within the     Plan Year following the Plan Year in which the automatic deferral election first becomes effective with respect to a Participant.
•(iii)    Effective date. The automatic increase described under subsection (2)(ii) is generally effective as of the first day of the Plan Year. If this subsection (iii) is checked, instead of becoming effective on the first day of the Plan Year, the automatic increase will be effective on:
•(A)    The anniversary of the Participant's date of hire.
•(B)    The anniversary of the Participant's first automatic deferral contribution.
•(C)    The first day of each calendar year.
•(D)    Other date: On or around April 1
•(iv)    Special rules:
[Note: Any special rules under this subsection (iv) must satisfy the rules applicable to automatic increases under Treas. Reg. §1.401(k)-3, if applicable, and must satisfy the nondiscrimination requirements under Code §401(a)(4).]
(5)Treatment of terminated Employees who are rehired. Unless designated otherwise below, in applying the automatic deferral provisions under this AA§6A-8, including the automatic increase provisions, a rehired Participant is treated as a new Employee (regardless of the amount of time since the rehired Employee terminated employment).
•(i) Rehired Employees not treated as new Employee. In applying the automatic deferral provisions under this AA§6A-8, including the automatic increase provisions, a rehired Participant is not treated as a new Employee. Thus, for example, a rehired Participant’s deferral percentage will be calculated based on the date the individual first began making automatic deferrals under the Plan.
•(ii) Describe special rules applicable to rehired employees:
[Note: Any special rules under this subsection (ii) must satisfy the rules applicable to automatic enrollment under Treas. Reg. §1.401(k)-1, if applicable, and must satisfy the nondiscrimination requirements under Code §401(a)(4).]
•(c)    Permissible Withdrawals under an Eligible Automatic Contribution Arrangement (EACA).
•(1)    Permissible withdrawals allowed. If the Plan satisfies the requirements for an EACA (as set forth in Section 3.03(c)(2) of the Plan), the permissible withdrawal provisions under Section 3.03(c)(2) of the Plan apply. Thus, a Participant who receives an automatic deferral may withdraw such contributions (and earnings attributable thereto) within the time period set forth under Section 3.03(c)(2) of the Plan, without regard to the in-service distribution provisions selected under AA §10-1. Unless elected otherwise below, if an Employee

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6A – Salary Deferrals
does not make automatic deferrals to the Plan for an entire Plan Year (e.g., due to termination of employment), the Plan may allow such Employee to take a permissive withdrawal, but only with respect to default contributions made after the Employee’s return to employment.
•The ability to take permissible withdrawals does not apply to rehired Employees, even if such Employees have not made automatic deferrals to the Plan for an entire Plan Year due to termination of employment.
•(2)    No permissible withdrawals. Although the Plan contains an automatic deferral election that is designed to satisfy the requirements of an EACA, the permissible withdrawal provisions under this subsection (c) are not available.
•(3)        Time period for electing a permissible withdrawal. Instead of a 90-day election period, a Participant must request a permissible withdrawal no later than     [may not be less than 30 nor more than 90] days after the date the Plan Compensation from which such Salary Deferrals are withheld would otherwise have been included in gross income.
•(d)    Other automatic deferral provisions:
[Note: Any language added under this subsection must comply with the nondiscrimination requirements under Code
§401(a)(4) and the regulations thereunder.]

6A-9 SPECIAL DEFERRAL EFFECTIVE DATES. Unless designated otherwise under this AA §6A-9, a Participant is eligible to make Salary Deferrals under the Plan as of the Effective Date of the Plan (as designated on the Employer Signature Page).
However, in no case may a Participant begin making Salary Deferrals prior to the later of the date the Employee becomes a Participant, the date the Participant executes a Salary Reduction Agreement or the date the Plan is adopted or effective. (See Section 3.03(a) of the Plan.)
To designate a later Effective Date for Salary Deferrals or Roth Deferrals, complete this AA §6A-9.
•(a)    Salary Deferrals. A Participant is eligible to make Salary Deferrals under the Plan as of:
•(1)    the date the Plan is executed by the Employer (as indicated on the Employer Signature Page).
•(2)         (insert date no earlier than the date the Plan is executed by the Employer).
•(b)    Roth Deferrals. The Roth Deferral provisions under AA §6A-5 are effective as of     . [If Roth Deferrals are permitted under AA §6A-5 above, Roth Deferrals are effective as of the Effective Date applicable to Salary Deferrals under this AA §6A-9, unless a later date is designated under this subsection.]

6A-10 SIMPLE 401(k) PLAN PROVISIONS. The SIMPLE 401(k) provisions under Section 6.05 of the Plan do not apply unless specifically elected under this AA §6A-10.
•(a)    By checking this box the Employer elects to have the SIMPLE 401(k) provisions described in Section 6.05 of the Plan apply.
•(1)    Employer will make Matching Contributions under Section 6.05(b)(3) of the Plan.
•(2)    Employer will make Employer Contributions under Section 6.05(b)(4) of the Plan.
•(b)    Other SIMPLE 401(k) provisions:
[Note: This AA §6A-10 may only be checked if the Plan uses a calendar-year Plan Year and the Employer is an Eligible Employer as defined in Section 6.05(a)(1) of the Plan. All contributions under the SIMPLE 401(k) Plan are 100% vested at all times. If this AA §6A-10 is selected, no contributions may be authorized under AA §6 and AA §6B- §6D. Any special rules under subsection (b) must satisfy the nondiscrimination requirements under Code §401(a)(4).]

6B-1 MATCHING CONTRIBUTIONS. Is the Employer authorized to make Matching Contributions under the Plan?
•Yes. [Check this box if Matching Contributions may be made under the Plan, including Matching Contributions that satisfy the ACP safe harbor (i.e., Matching Contributions that are made in addition to the Safe Harbor Contributions required to satisfy the ADP safe harbor under AA §6C-2(a)).]
•No. [Check this box if there are no Matching Contributions or the only Matching Contributions are Safe Harbor Matching Contributions that satisfy the ADP safe harbor under AA §6C-2(a). If “No” is checked, skip to Section 6C.]

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6B – Matching Contributions
6B-2 MATCHING CONTRIBUTION FORMULA. For the period designated in AA §6B-5 below, the Employer will make the following Matching Contribution on behalf of Participants who satisfy the allocation conditions under AA §6B-7 below. (See AA
§6B-3 for the definition of Eligible Contributions for purposes of the Matching Contributions under the Plan. If the Plan provides for After-Tax Employee Contributions, also see AA §6D-2 to determine the application of the Matching Contribution formulas to After-Tax Employee Contributions.)
[Note: A contribution will not be considered a Matching Contribution if such contribution is contributed before the underlying Salary Deferral or After-Tax Employee Contribution election is made or before an Employee performs the services with respect to which the underlying Salary Deferrals or After-Tax Employee Contributions are made (or when the cash that is subject to such election would be currently available, if earlier).]
•(a)    Discretionary match. The Employer will determine in its sole discretion how much, if any, it will make as a Matching Contribution. Such amount will be allocated as a uniform percentage of Eligible Contributions, unless designated otherwise below. (See AA §6B-5 relating to period for determining Matching Contributions and true-up requirements.)
•(1)    Discretionary matching contributions will be allocated as a flat dollar amount.
•(2)    Allocation of discretionary Matching Contribution determined by written instructions to Plan Administrator (or Trustee). If a discretionary Matching Contribution formula applies (i.e., a formula that provides an Employer with discretion regarding how to allocate a Matching Contribution to Participants) and the Employer makes a discretionary Matching Contribution to the Plan, the Employer must provide the Plan Administrator (or Trustee, if applicable), written instructions describing: (1) how the discretionary Matching Contribution formula will be allocated to Participants (e.g., a uniform percentage of Eligible Contributions or a flat dollar amount), (2) the computation period(s) to which the discretionary Matching Contribution formula applies (unless otherwise designated under AA §6B-5), and (3) if applicable, a description of each business location or business classification subject to separate discretionary Matching Contribution allocation formulas.
Such instructions must be provided no later than the date on which the discretionary Matching Contribution is made to the Plan. A summary of these instructions must be communicated to Participants who receive discretionary Matching Contributions no later than 60 days following the last date on which the discretionary Matching Contribution is made to the Plan for the Plan Year. If this AA §6B-2(a)(2) is elected, the written instruction requirement does not take effect until the first day of the Plan Year following the Plan Year in which this Plan’s Cycle 3 restatement is executed.
•(b)    Fixed match. The Employer will make a Matching Contribution for each Participant equal to:
•(1)         % of Eligible Contributions made for each period designated in AA §6B-5 below.
•(2)    $     for each period designated in AA §6B-5 below.
•(3)         % of Eligible Contributions made for each period designated in AA §6B-5 below. However, to receive the Matching Contribution for a given period, a Participant must contribute Eligible Contributions equal to at least     % of Plan Compensation for such period.
•(4)    $     for each period designated in AA §6B-5 below. However, to receive the Matching Contribution for a given period, a Participant must contribute Eligible Contributions equal to at least     % of Plan Compensation for such period.
•(c)    Matching Contributions under Collective Bargaining Agreement, employment contract or equivalent arrangement. The Employer will make a Matching Contribution based on a Collective Bargaining Agreement, employment agreement or equivalent arrangement as follows:
[Note: Insert the appropriate Matching Contribution formula from the Collective Bargaining Agreement, employment agreement or equivalent arrangement. The formula must be definitely determinable as required under Treas. Reg.
§1.401-1.]
•(d)    Tiered match. The Employer will make a Matching Contribution to all Participants based on the following tiers of Eligible Contributions. If discretionary Match is elected, the discretionary Matching Contribution will be allocated as a uniform percentage of Eligible Contributions within each tier.

•(1)    Tiers as percentage of Plan Compensation.

Eligible Contributions	Fixed Match	Discretionary Match

•(i) Up to % of Plan Compensation	%
•(ii) From % up to % of Plan Compensation	%

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6B – Matching Contributions

Eligible Contributions	Fixed Match	Discretionary Match

	•(iii) From % up to % of Plan Compensation	%
•(2)	•(iv) From % up to % of Plan Compensation Tiers as dollar amounts.	%

Eligible Contributions	Fixed Match	Discretionary Match

•(i) Up to $	%
•(ii) From $ up to $	%
•(iii) From $ up to $	%
•(iv) Above $	%

[Note: If the Employer elects to make tiered Matching Contributions under subsection (1) or (2) above, funding will be made in the following non-discretionary order. First, all Matching Contributions under the first tier will be completely funded, but if the Employer’s contribution is not sufficient to fully fund those contributions, then Matching Contributions will be made as a uniform percentage of eligible Participant contributions. Then, all Matching Contributions under the second tier will be fully funded, but if the Employer’s contribution is not sufficient to fully fund the second-tier contributions, then Matching Contributions at the second tier will be made as a uniform percentage of eligible Participant contributions. The same approach will be followed for the third and fourth tiers.]
•(3)    Discretionary tiered match. The Employer will determine in its sole discretion how much, if any, it will make as a tiered Matching Contribution. (See AA §6B-5 relating to period for determining Matching Contributions and true-up requirements.)
[Note: If the Plan is designed to satisfy the ACP safe harbor with respect to the Matching Contributions, the rate of Matching Contribution may not increase as the rate of Eligible Contributions increases.]
•(e)    Year of Service match. The Employer will make a Matching Contribution as a uniform percentage of Eligible Contributions to all Participants based on Years of Service with the Employer. If discretionary Match is elected, the discretionary Matching Contribution will be allocated as a uniform percentage of Eligible Contributions within each Year of Service level.

Years of Service	Fixed Match	Discretionary Match

•(1)	From up to Years of Service	%
•(2)	From up to Years of Service	%
•(3)	From up to Years of Service	%
•(4)	From up to Years of Service	%
•(5)	Years of Service equal to and above	%

For this purpose, a Year of Service is each Plan Year during which an Employee completes at least 1,000 Hours of Service. Alternatively, a Year of Service is:
[Note: Each separate rate of Matching Contribution must satisfy the nondiscrimination requirements under Treas. Reg.
§1.401(a)(4)-4 as a separate benefit, right or feature. Any alternative definition of a Year of Service must meet the requirements of a Year of Service as defined in Section 2.03 of the Plan.]

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6B – Matching Contributions
•(f) Different Employee groups. The Employer may make a different Matching Contribution to the Employee groups designated under subsection (1) below. The Matching Contribution will be allocated separately to each designated Employee group in accordance with the formula designated under subsection (2).
(1)Designated Employee groups.
[Note: Each group designation must describe a group of Employees which is definitely determinable with no Employer discretion.]
(2)Matching Contribution formulas.
•(i)    Discretionary Matching Contribution. The Employer may make a different discretionary Matching Contribution for each Employee group designated under subsection (1). The discretionary Matching Contribution will be allocated as a uniform percentage of Eligible Contributions within each Employee group. (See AA §6B-5 relating to period for determining Matching Contributions and true- up requirements.)
•(ii)    Different Matching Contribution formula. The following Matching Contribution will apply for each Employee group designated under subsection (1).
[Note: Each separate rate of Matching Contribution must satisfy the nondiscrimination requirements under Treas. Reg. §1.401(a)(4)-4 as a separate benefit, right or feature.]
•(g)    Describe special rules for determining allocation formula:
[Note: Any special rules may not provide for a discretionary Matching Contribution allocation formula and must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of Code
§401(a)(4) and the regulations thereunder.]

6B-3 CONTRIBUTIONS ELIGIBLE FOR MATCHING CONTRIBUTIONS (“ELIGIBLE CONTRIBUTIONS”). Unless
designated otherwise under this AA §6B-3, all Salary Deferrals, including any Roth Deferrals and Catch-Up Contributions, are eligible for the Matching Contributions designated under AA §6B-2.
•(a)    Matching Contributions. Only the following contribution sources are eligible for a Matching Contribution under AA
§6B-2:
•(1)    Pre-tax Salary Deferrals
•(2)    Roth Deferrals
•(3)    Catch-Up Contributions
[Note: Any amounts excluded under this subsection do not apply to Safe Harbor Matching Contributions under AA
§6C-2. See AA §6D-2 to determine eligibility of After-Tax Employee Contributions for Matching Contributions.]
•(b)    Application of Matching Contributions to elective deferrals made under another plan maintained by the Employer. If this subsection is checked, the Matching Contributions described in AA §6B-2 will apply to elective deferrals made under another plan maintained by the Employer.
•(1)    The Matching Contribution designated in AA §6B-2 above will apply to elective deferrals under the following plan maintained by the Employer:
•(2)    The following special rules apply in determining the amount of Matching Contributions under this Plan with respect to elective deferrals under the plan described in subsection (1):
[Note: This subsection (2) may be used to describe special provisions applicable to Matching Contributions provided with respect to elective deferrals under another plan maintained by the Employer, including another qualified plan, Code §403(b) plan or Code §457(b) plan.]
(c)Calculation of Matching Contributions if Plan uses dual eligibility and/or different entry dates. Unless designated otherwise below, if the Plan has dual eligibility and/or different entry dates (or the Employer chooses to use the Plan’s optional true-up provisions), the Matching Contribution formula(s) will be based on Eligible Contributions and Plan Compensation for the period designated under AA §6B-5.
•The Plan will make Matching Contributions only on Salary Deferrals and After-Tax Employee Contributions (if applicable) made after the Participant becomes eligible for Matching Contributions, regardless of the period designated under AA §6B-5. [Note: The election of this option may require additional or more complex nondiscrimination testing.]

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6B – Matching Contributions
•(d)    Special rules. The following special rules apply for purposes of determining the Matching Contribution under this AA
§6B-3:
[Note: Any special rules must satisfy the nondiscrimination requirements under Code §401(a)(4) and the regulations thereunder. If contribution sources are limited for only certain Matching Contributions, those limitations may be described under this subsection.]

6B-4 LIMITS ON MATCHING CONTRIBUTIONS. In applying the Matching Contribution formula(s) selected under AA §6B-2 above, all Eligible Contributions are eligible for Matching Contributions, unless elected otherwise under this AA §6B-4. (See AA
§6D-2 for any limits that apply with respect to After-Tax Employee Contributions.)
•(a) ACP safe harbor match. The Matching Contribution formula(s) selected in AA §6B-2 are designed to satisfy the ACP Safe Harbor as described in Section 6.04(i) of the Plan. Therefore, any fixed Matching Contribution selected in AA
§6B-2 will only apply with respect to Eligible Contributions that do not exceed 6% of Plan Compensation. To the extent any Matching Contribution formula is discretionary under AA §6B-2, the discretionary Matching Contributions will not exceed 4% of Plan Compensation for the Plan Year.
[Note: If this subsection is checked, no allocation conditions should be selected under AA §6B-7. If allocation conditions are selected under AA §6B-7, the Matching Contributions under AA §6B-2 may not qualify for the ACP safe harbor. See Section 6.04(i) of the Plan.]
•(b)    Limit on the amount of Eligible Contributions. The Matching Contribution formula(s) selected in AA §6B-2 above apply only to Eligible Contributions that do not exceed:
•(1)         % of Plan Compensation.
•(2)    $     .
•(3)    A discretionary amount determined by the Employer that will be applied in a uniform manner for all eligible Participants for the Plan Year.
[Note: If both subsection (1) and subsection (2) are selected, the limit under this subsection is the lesser of the percentage selected in subsection (1) or the dollar amount selected in subsection (2).]
•(c)    Limit on Matching Contributions. The total Matching Contribution provided under the formula(s) selected in AA
§6B-2 above will not exceed:
•(1)     % of Plan Compensation.
•(2)    $     .
•(d)    Application of limits. The limits identified under this AA §6B-4 do not apply to the following Matching Contribution formula(s):
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•(1) Any limit on the amount of Eligible Contributions does not apply to:
•(i) Discretionary match
•(ii) Fixed match
•(iii) Tiered match
•(iv) Year of Service match
•(v) Employee group match
•
•(2) Any limit on Matching Contributions does not apply to:
•(i) Discretionary match
•(ii) Fixed match
•(iii) Tiered match
•(iv) Year of Service match
•(v) Employee group match

•(e)    Special limits applicable to Matching Contributions:
[Note: Any special provisions under this subsection must comply with the nondiscrimination requirements under Code
§401(a)(4).]
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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6B – Matching Contributions
6B-5 PERIOD FOR DETERMINING MATCHING CONTRIBUTIONS. The Matching Contribution formula(s) selected in AA
§6B-2 above (including any limitations on such amounts under AA §6B-4) are based on Eligible Contributions and Plan Compensation for the Plan Year. To apply a different period for determining the Matching Contributions and limits under AA
§6B-2 through AA §6B-4, complete this AA §6B-5.
•(a)    payroll period
•(b)    Plan Year quarter
•(c)    calendar month
•(d)    Other:
[Note: Although Matching Contributions (and any limits on those Matching Contributions) will be determined on the basis of the period designated under this AA §6B-5, this does not require the Employer to actually make contributions or allocate contributions on the basis of such period. Matching Contributions may be contributed and allocated to Participants at any time within the contribution period permitted under Treas. Reg. §1.415-6, regardless of the period selected under this AA §6B-5. Any alternative period designated under this AA §6B-5 may not exceed a 12-month period and will apply uniformly to all Participants.]
[Note: In determining the amount of Matching Contributions for a particular period, if the Employer actually makes Matching Contributions to the Plan on a more frequent basis than the period selected in this AA §6B-5, a Participant will be entitled to a true-up contribution to the extent he/she does not receive a Matching Contribution based on the Eligible Contributions and/or Plan Compensation for the entire period selected in this AA §6B-5. If a period other than the Plan Year is selected under this AA
§6B-5, the Employer may make an additional discretionary Matching Contribution equal to the true-up contribution that would otherwise be required if Plan Year was selected under this AA §6B-5. See Section 3.04(c) of the Plan. Discretionary “true-up” contributions are not available for Safe Harbor Plans.]

6B-6 ACP TESTING. The ACP Test will be performed using the testing method designated below: (See Section 6.02(a) of the Plan.)
[Note: If the Plan is a Safe Harbor 401(k) Plan (as designated in AA §6C below), the Plan must use the Current Year Testing Method. Thus, for any year the Plan is a Safe Harbor 401(k) Plan, the Current Year Testing Method applies, regardless of any selection under this §6B-6.]
•(a)    Current Year Testing Method. The Plan will use the Current Year Testing Method in running the ACP test. If the Current Year Testing Method is elected, the ACP of the Nonhighly Compensated Group for the first Plan Year is calculated using current year data, unless otherwise designated below.
•Deemed 3% used for first Plan Year. Instead of using actual current year data for the first Plan Year, the ACP of the Nonhighly Compensated Group for the first Plan Year the 401(k) Plan is effective is deemed to be 3%.
•(b)    Prior Year Testing Method. The Plan will use the Prior Year Testing Method in running the ACP Test. If the Prior Year Testing Method is elected, the ACP of the Nonhighly Compensated Group for the first Plan Year is deemed to be 3%, unless otherwise designated below.
•Current year data used for first Plan Year. Instead of deeming the ACP of the Nonhighly Compensated Group to be 3% for the first Plan Year for which the 401(k) Plan is effective, the Plan will use the actual current year data for the first Plan Year.
•(c)    Application of Current Year Testing Method. The Current Year Testing Method has applied since the     Plan Year. [Note: If the Plan has switched from the Prior Year Testing Method to the Current Year Testing Method, this subsection may be checked to designate the first Plan Year for which the Current Year Testing Method applies.]

6B-7 ALLOCATION CONDITIONS. A Participant must satisfy any allocation conditions designated under this AA §6B-7 to receive an allocation of Matching Contributions under the Plan.
[Note: Any allocation conditions set forth under this AA §6B-7 do not apply to Safe Harbor Matching Contributions under AA
§6C or QMACs under AA §6D, unless provided otherwise under those specific sections. See AA §4-5 for treatment of service with Predecessor Employers for purposes of applying the allocation conditions under this AA §6B-7.]
•(a)    Application of allocation conditions
•(1) No allocation conditions apply with respect to Matching Contributions under the Plan.
•(2) Allocation conditions only apply to discretionary Matching Contributions under the Plan.
•(3) Allocation conditions only apply to fixed Matching Contributions under the Plan.
[Note: (2) or (3) above should be selected only if the Plan provides for both Fixed and Discretionary Matching Contributions.]

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6B – Matching Contributions
•(b)    Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must complete more than:
•(1)         (not to exceed 500) Hours of Service during the Plan Year.
•(i)    Hours of Service are determined using actual Hours of Service.
•(ii)    Hours of Service are determined using the following Equivalency Method (as defined under AA §4- 3):

•(A)	Monthly	•(B)	Weekly
•(C)	Daily	•(D)	Semi-monthly
•(2)         (not more than 91) consecutive days of employment with the Employer during the Plan Year.
[Note: Under this safe harbor allocation condition, an Employee will satisfy the allocation conditions if the Employee completes the designated Hours of Service or period of employment, even if the Employee is not employed on the last day of the Plan Year. See Section 3.09 of the Plan for rules regarding the application of this allocation condition to the minimum coverage test.]
•(c)    Employment condition. An Employee must be employed with the Employer on the last day of the Plan Year.
•(d)    Minimum service condition. An Employee must be credited with at least:
•(1)         Hours of Service (not to exceed 1,000) during the Plan Year.
•(i)    Hours of Service are determined using actual Hours of Service.
•(ii)    Hours of Service are determined using the following Equivalency Method (as defined under AA §4- 3):

•(A)	Monthly	•(B)	Weekly
•(C)	Daily	•(D)	Semi-monthly
•(2)         (not more than 182) consecutive days of employment with the Employer during the Plan Year.
•(e)    Application to a specified period. The allocation conditions selected under this AA §6B-7 apply on the basis of the Plan Year. Alternatively, if an employment or minimum service condition applies under this AA §6B-7, the Employer may elect under this subsection to apply the allocation conditions on a periodic basis as set forth below. (See Section 3.09(a) of the Plan for a description of the rules for applying the allocation conditions on a periodic basis.)
•(1)    Period for applying allocation conditions. Instead of the Plan Year, the allocation conditions set forth under subsection (2) below apply with respect to the following periods:
•(i)    Plan Year quarter
•(ii)    calendar month
•(iii)    payroll period
•(iv)    Other:
•(2)    Application to allocation conditions. To the extent an employment or minimum service allocation condition applies under this AA §6B-7, such allocation condition will apply based on the period selected under subsection (1) above, unless designated otherwise below:
•(i)    Only the employment condition will be based on the period selected in subsection (1) above.
•(ii)    Only the minimum service condition will be based on the period selected in subsection (1) above.
•(iii)    Describe any special rules:
[Note: Any special rules under this subsection (iii) must satisfy the nondiscrimination requirements of Code §401(a)(4).]
•(f)    Exceptions.
•(1)    The above allocation condition(s) will not apply if the Employee, during the Plan Year:
•(i)    dies.
•(ii)    terminates employment due to becoming Disabled.
•(iii)    becomes Disabled.
•(iv)    terminates employment after attaining Normal Retirement Age.

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6B – Matching Contributions
[Note: This waiver of allocation conditions applies only once during the Participant’s employment with the Employer. Thus, if an Employee is rehired after such a waiver was applied to such Employee, the waiver of allocation conditions will not apply to a subsequent termination of employment. The Employer may modify this rule below.]
•(v)    terminates employment after attaining Early Retirement Age.
[Note: This waiver of allocation conditions applies only once during the Participant’s employment with the Employer. Thus, if an Employee is rehired after such a waiver was applied to such Employee, the waiver of allocation conditions will not apply to a subsequent termination of employment. The Employer may modify this rule below.]
•(vi)    is on an authorized leave of absence from the Employer.
•(2)    The exceptions selected under subsection (1) above will apply even if an Employee has not terminated employment at the time of the selected event(s).
•(3)    The exceptions selected under subsection (1) above do not apply to:
•(i)    an employment condition designated under this AA §6B-7.
•(ii)    a minimum service condition designated under this AA §6B-7.
•(iii)    the following Matching Contributions:
•(A)    Discretionary match
•(B)    Fixed match
•(C)    Tiered match
•(D)    Year of Service match
•(E)    Employee group match
•(g)    Describe any special rules governing the allocation conditions under the Plan:
[Note: Any special rules must satisfy the nondiscrimination requirements under Code §401(a)(4).]

6C-1 SAFE HARBOR 401(k) PLAN. Is the Plan intended to be a Safe Harbor 401(k) Plan?
•(a)    Yes, the Plan is intended to be a Traditional Safe Harbor 401(k) Plan under Code §401(k)(12) [Complete AA §6C-2 below.]
•(b)    Yes, the Plan is intended to be a QACA Safe Harbor 401(k) Plan under Code §401(k)(13) [Complete AA §6C-3 below.]
•(c)    No [If “No” is checked, skip to Section 6D.]

6C-2 TRADITIONAL SAFE HARBOR CONTRIBUTIONS. To qualify as a Traditional Safe Harbor 401(k) Plan, the Employer must make a traditional Safe Harbor Matching Contribution or Safe Harbor Employer Contribution. The Safe Harbor Contribution elected under this AA §6C-2 will be in addition to any Employer Contribution or Matching Contribution elected in AA §6 or AA §6B above.
•(a)    Traditional Safe Harbor Matching Contribution.
(1)Safe Harbor Matching Contribution formula.
•(i)    Basic match: 100% of Salary Deferrals up to the first 3% of Plan Compensation, plus 50% of Salary Deferrals up to the next 2% of Plan Compensation.
•(ii)    Enhanced match: 1 00    % of Salary Deferrals up to 6    % of Plan Compensation.
•(iii)    Tiered match:     % of Salary Deferrals up to the first     % of Plan Compensation,
•(A)    plus     % of Salary Deferrals up to the next     % of Plan Compensation,
•(B)    plus     % of Salary Deferrals up to the next     % of Plan Compensation.
[Note: The enhanced match under subsection (ii) and the tiered match under subsection (iii) must provide a matching contribution that is at least equivalent to the basic match described in subsection (i). If the enhanced match or tiered match applies to Salary Deferrals in excess of 6% of Plan Compensation or if the tiered match provides for a greater level of match at higher levels of Salary Deferrals, the Matching Contribution will be subject to ACP Testing. See Section 6.04(i)(2) of the Plan.]

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The Vanguard Group Nonstandardized PS/401(k) Plan Section 6C – Safe Harbor 401(k) Contributions
(2)Period for determining Safe Harbor Matching Contributions. Instead of the Plan Year, the Safe Harbor Matching Contribution formula selected in (1) above is based on Salary Deferrals for the following period:
•(i)    payroll period
•(ii)    Plan Year quarter
•(iii)    calendar month
•(iv)    Other:
[Note: In determining the amount of Safe Harbor Matching Contributions for a particular period, if the Employer actually makes Safe Harbor Matching Contributions to the Plan on a more frequent basis than the period selected in this subsection (2), a Participant will be entitled to a “true-up” contribution to the extent he/she does not receive a Safe Harbor Matching Contribution based on the Salary Deferrals and/or Plan Compensation for the entire period selected in this subsection (2). Thus, for example, if Plan Year applies under this subsection (2), additional Safe Harbor Matching Contributions may be required if the Safe Harbor Matching Contributions are made on a more frequent basis than annually. If true-up contributions will not be made for any Participant under the Plan, payroll period should be selected under this subsection (2).]
•(b)    Traditional Safe Harbor Employer Contribution:     % (not less than 3%) of Plan Compensation.
•(1)    Supplemental Safe Harbor notice. Check this selection if the Employer will make the Safe Harbor Employer Contribution pursuant to a supplemental notice, as described in Section 6.04(a)(4)(iii) of the Plan.
[Note: If this subsection (1) is checked, the Safe Harbor Employer Contribution described above will be required for a Plan Year only if the Employer provides a supplemental notice (as described in Section 6.04(a)(4)(iii) of the Plan). If the Employer properly provides the Safe Harbor notice, but does not provide a supplemental notice, the Employer need not provide the Safe Harbor Employer Contribution described above. In such a case, the Plan will not qualify as a Safe Harbor 401(k) Plan for that Plan Year and will be subject to ADP/ACP testing, as applicable. See Section 6.04(a)(4)(iii) of the Plan for rules that apply in subsequent Plan Years.]
•(c)    Other plan: Check this subsection if the Safe Harbor Employer Contribution or Safe Harbor Matching Contribution will be made under another plan maintained by the Employer and identify the plan:

6C-3 QACA SAFE HARBOR CONTRIBUTIONS. To qualify as a QACA Safe Harbor 401(k) Plan, the Employer must make a QACA Safe Harbor Matching Contribution or QACA Safe Harbor Employer Contribution. The Safe Harbor Contribution elected under this AA §6C-3 will be in addition to any Employer Contribution or Matching Contribution elected in AA §6 or AA §6B above. As a QACA Safe Harbor 401(k) Plan, the Employer also must complete the QACA automatic deferral percentage and automatic increase subsection below.
•(a)    QACA Safe Harbor Matching Contribution.
(1)QACA Safe Harbor Matching Contribution formula.
•(i)    Basic match: 100% of Salary Deferrals up to the first 1% of Plan Compensation, plus 50% of Salary Deferrals up to the next 5% of Plan Compensation.
•(ii)    Enhanced match:     % of Salary Deferrals up to     % of Plan Compensation.
•(iii)    Tiered match:     % of Salary Deferrals up to the first     % of Plan Compensation,
•(A)    plus     % of Salary Deferrals up to the next     % of Plan Compensation,
•(B)    plus     % of Salary Deferrals up to the next     % of Plan Compensation.
[Note: The enhanced match under subsection (ii) and the tiered match under subsection (iii) must provide a matching contribution that is at least equivalent at all deferral levels to the basic match described in subsection (i). If the enhanced match or tiered match applies to Salary Deferrals in excess of 6% of Plan Compensation, or if the tiered match provides for a greater level of match at higher levels of Salary Deferrals, the Matching Contribution will be subject to ACP Testing. See Section 6.04(i)(2) of the Plan.]

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The Vanguard Group Nonstandardized PS/401(k) Plan Section 6C – Safe Harbor 401(k) Contributions
•(2)    Period for determining Safe Harbor Matching Contributions. Instead of the Plan Year, the Safe Harbor/QACA Safe Harbor Matching Contribution formula selected in (1) above is based on Salary Deferrals for the following period:
•(i)    payroll period
•(ii)    Plan Year quarter
•(iii)    calendar month
•(iv)    Other:
[Note: In determining the amount of QACA Safe Harbor Matching Contributions for a particular period, if the Employer actually makes QACA Safe Harbor Matching Contributions to the Plan on a more frequent basis than the period selected in this subsection (2), a Participant will be entitled to a “true-up” contribution to the extent he/she does not receive a QACA Safe Harbor Matching Contribution based on the Salary Deferrals and/or Plan Compensation for the entire period selected in this subsection (2). Thus, for example, if Plan Year applies under this subsection (2), additional QACA Safe Harbor Matching Contributions may be required if the QACA Safe Harbor Matching Contributions are made on a more frequent basis than annually. If true-up contributions will not be made for any Participant under the Plan, payroll period should be selected under this subsection (2).]
•(3)    Other plan. Check this subsection (3) if the QACA Safe Harbor Matching Contribution will be made under another plan maintained by the Employer and identify the plan:
•(b)    QACA Safe Harbor Employer Contribution:     % (not less than 3%) of Plan Compensation.
•(1)    Supplemental Safe Harbor notice. Check this selection if the Employer will make the QACA Safe Harbor Employer Contribution pursuant to a supplemental notice, as described in Section 6.04(a)(4)(iii) of the Plan.
[Note: If this subsection (1) is checked, the QACA Safe Harbor Employer Contribution described above will be required for a Plan Year only if the Employer provides a supplemental notice (as described in Section 6.04(a)(4)(iii) of the Plan). If the Employer properly provides the Safe Harbor notice, but does not provide a supplemental notice, the Employer need not provide the QACA Safe Harbor Employer Contribution described above. In such a case, the Plan will not qualify as a Safe Harbor 401(k) Plan for that Plan Year and will be subject to ADP/ACP testing, as applicable. See Section 6.04(a)(4)(iii) of the Plan for rules that apply in subsequent Plan Years.]
•(2)    Other plan. Check this subsection (2) if the QACA Safe Harbor Employer Contribution will be made under another plan maintained by the Employer and identify the plan:
(c)QACA automatic deferral percentage and automatic increase.
•(1)    Automatic deferral percentage.     % [must be at least 3% and no more than 10%] of Plan Compensation.
•(2)    Automatic increase. If elected under this subsection (2), the automatic deferral amount will increase each Plan Year by the following amount:
•(i)         % of Plan Compensation but not in excess of
•(ii)         % [not less than 6% nor more than 10%] of Plan Compensation
[Note: If the percentage under subsection (1) is less than 6% of Plan Compensation, an automatic deferral of at least 1% must apply under subsection (2)(i). If no percentage is entered under subsection (2)(ii), any automatic increase selected under subsection (2)(i) will not exceed 10% of Plan Compensation.]
(3)Application of automatic deferral provisions. The automatic deferral election under subsection (1) will apply to new Participants and existing Participants as set forth under this subsection (3).
(i)New Participants. The automatic deferral provisions apply to all Participants who become eligible on or after the effective date.
(ii)Current Participants. The automatic deferral provisions apply to all other eligible Participants as follows:
•(A)    Automatic deferral provisions apply to all current Participants who have not entered into a Salary Deferral Election (including an election not to defer under the Plan).
•(B)    Automatic deferral provisions apply to all current Participants who have not entered into a Salary Deferral Election that is at least equal to the automatic deferral amount under

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The Vanguard Group Nonstandardized PS/401(k) Plan Section 6C – Safe Harbor 401(k) Contributions
subsection (2)(i). Current Participants who have made a Salary Deferral Election that is less than the automatic deferral amount or who have not made a Salary Deferral Election will automatically be increased to the automatic deferral amount unless the Participant enters into a new Salary Deferral election on or after the effective date of the automatic deferral provisions.
•(C)    Describe:
[Note: Any special provisions under subsection (C) must comply with the nondiscrimination requirements under Code §401(a)(4).]
(iii)Treatment of automatic deferrals. Any Salary Deferrals made pursuant to an automatic deferral election will be treated as Pre-Tax Salary Deferrals, unless designated otherwise under this subsection (iii).
•Any Salary Deferrals made pursuant to an automatic deferral election will be treated as Roth Deferrals. [This subsection (iii) may only be checked if Roth Deferrals are permitted under AA §6A-5.]
[Note: Any Salary Deferral Election (including an election not to defer under the Plan) made after the effective date of the automatic deferral provisions will override such automatic deferral provisions. See Section 6.04(b)(1)(iii) of the Plan for the application of this provision to rehired Employees.]
•(4)    Application of automatic increase. Unless designated otherwise under this subsection (4), if an automatic increase is selected under subsection (c)(2) above, the automatic increase will take effect as of the first day of the second Plan Year following the Plan Year in which the automatic deferral election first becomes effective with respect to a Participant. (See Section 6.04(b)(1)(i) of the Plan.)
•(i) First Plan Year. Instead of applying as of the second Plan Year, the automatic increase described in subsection (2) above takes effect as of the appropriate date (as designated under subsection (iii) below) within the first Plan Year following the date automatic contributions begin.
•(ii)    Designated Plan Year. Instead of applying as of the second Plan Year, the automatic increase described in subsection (2) above takes effect as of the appropriate date (as designated under subsection (iii) below) within the     Plan Year following the Plan Year in which the automatic deferral election first becomes effective with respect to a Participant.
[Note: The Plan must satisfy the minimum deferral requirements applicable to a QACA Safe Harbor 401(k) Plan. See Section 6.04(b)(1)(i) of the Plan for special rules that apply if this subsection (ii) is checked. Also see Rev. Rul. 2009-30.]
•(iii) Effective date. The automatic increase described under subsection (2) above is generally effective as of the first day of the Plan Year. If this subsection (iii) is checked, instead of becoming effective on the first day of the Plan Year, the automatic increase will be effective on:
•(A)    The anniversary of the Participant's date of hire.
•(B)    The anniversary of the Participant's first automatic deferral contribution.
•(C)    The first day of each calendar year.
•(D)    Other date:
[Note: The Plan must satisfy the minimum deferral requirements applicable to a QACA Safe Harbor 401(k) Plan. See Section 6.04(b)(1)(i) of the Plan for special rules that apply if this subsection (iii) is checked for a QACA plan. Also see Rev. Rul. 2009-30.]
•(iv)    Special rules:
[Note: Any special rules under this subsection (iv) must satisfy the rules applicable to automatic increases under Treas. Reg. §1.401(k)-3, if applicable, and must satisfy the nondiscrimination requirements under Code §401(a)(4).]
(5)Treatment of terminated Employees who are rehired. Unless designated otherwise under subsection (i) below, a Participant’s affirmative election to defer (or to not defer) will cease upon termination of employment. In addition, unless designated otherwise under subsection (ii) below, in applying the automatic deferral provisions under the Plan, a rehired Participant is treated as a new Employee if the Participant is precluded from making automatic deferrals to the Plan for an entire Plan Year.
•(i)    Participant’s affirmative election does not cease upon termination of employment. If this subsection (i) is selected, a terminated Participant’s affirmative election to defer (or to not defer) will not cease upon termination of employment. Thus, a Participant who entered into an election to

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defer (or not to defer) prior to termination of employment will not be subject to the automatic deferral provisions upon rehire. (See Section 6.04(b)(1)(iii) of the Plan.)
•(ii)    Rehired Employees not treated as new Employee. If this provision applies, a Participant who is precluded from making automatic deferrals to the Plan for an entire Plan Year will not be treated as a new Employee for purposes of applying the automatic deferral provisions under the Plan. Thus, a rehired Participant’s minimum deferral percentage will continue to be calculated based on the date the individual first began making automatic deferrals under the Plan. (See Section 6.04(b)(1)(iii) of the Plan.)
•(d)    Permissible Withdrawals under a Qualified Automatic Contribution Arrangement.
•(1)    Permissible withdrawals allowed. If the QACA Safe Harbor 401(k) Plan satisfies the requirements for an EACA, the permissible withdrawal provisions under Section 3.03(c)(2)(ii) of the Plan apply. Thus, a Participant who receives an automatic deferral may withdraw such contributions (and earnings attributable thereto) within the time period set forth under Section 3.03(c)(2)(ii) of the Plan, without regard to the in- service distribution provisions selected under AA §10-1. Unless elected otherwise below, if an Employee does not make automatic deferrals to the Plan for an entire Plan Year (e.g., due to termination of employment), the Plan may allow such Employee to take a permissive withdrawal, but only with respect to default contributions made after the Employee’s return to employment.
•The ability to take permissible withdrawals does not apply to rehired Employees, even if such Employees have not made automatic deferrals to the Plan for an entire Plan Year due to termination of employment.
•(2)    No permissible withdrawals. Although the QACA Safe Harbor 401(k) Plan contains an automatic deferral election that is designed to satisfy the requirements of an EACA, the permissible withdrawal provisions under this subsection are not available.
•(3)    Time period for electing a permissible withdrawal. Instead of a 90-day election period, a Participant must request a permissible withdrawal no later than     [may not be less than 30 nor more than 90] days after the date the Plan Compensation from which such Salary Deferrals are withheld would otherwise have been included in gross income.
•(e)    Other automatic deferral provisions:
[Note: Any language added under this subsection must comply with the nondiscrimination requirements under Code
§401(a)(4) and the regulations thereunder.]

6C-4 ELIGIBILITY FOR SAFE HARBOR CONTRIBUTION. (Complete this 6C–4 only if eligibility rules for Traditional Safe Harbor 401(k) Plans or QACA Safe Harbor 401(k) Plans are different than for Salary Deferrals.) The Safe Harbor Contribution selected in AA §6C-2 or §6C-3 above will be allocated to all Participants who are eligible to make Salary Deferrals under the Plan, unless designated otherwise under this AA §6C-4.
•(a)    Availability of Safe Harbor Contributions. Instead of being allocated to all eligible Participants, the Safe Harbor Contribution selected in AA §6C-2 or §6C-3 will be allocated only to:
•(1)    Nonhighly Compensated Participants
•(2)    Nonhighly Compensated Participants and any Highly Compensated Non-Key Employees
•(b)    Eligible Employees. Unless designated otherwise under this subsection, any Excluded Employees will be determined under the Deferral column under AA §3-1. If this subsection is checked, the following Employees will be excluded for purposes of receiving the Safe Harbor Contribution. [Note: The exclusion of Employees under this subsection may require additional nondiscrimination testing. See Section 6.04(c) of Plan.]
•(1)    Same exclusions as designated for Matching Contributions under AA §3-1.
•(2)    Same exclusions as designated for Employer Contributions under AA §3-1.
•(3)    The following Employees are Excluded Employees for purposes of receiving the Safe Harbor Contribution:
•(i)    Collectively Bargained Employees
•(ii)    Non-resident aliens who receive no compensation from the Employer which constitutes U.S. source income
•(iii)    Leased Employees
•(iv)    Describe:
[Note: If this subsection (iv) is completed to designate a class of Excluded Employees, such Employee class must be defined in such a way that it precludes Employer discretion and may not be based on time or service (e.g., part-time Employees) and may not provide for an exclusion designed to cover only Nonhighly Compensated Employees with the lowest amount of compensation and/or

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The Vanguard Group Nonstandardized PS/401(k) Plan Section 6C – Safe Harbor 401(k) Contributions
the shortest periods of service which may represent the minimum number of Nonhighly Compensated Employees necessary to satisfy the coverage requirements under Code §410(b).]
(c)Minimum age and service conditions. Unless designated otherwise under this subsection, the minimum age and service conditions applicable to Salary Deferrals under AA §4 will apply for purposes of any Safe Harbor Contributions selected under AA §6C-2 or §6C-3. If this subsection is checked, the following minimum age and service conditions apply for Safe Harbor Contributions. [Note: The addition of minimum age or service conditions under this subsection may require additional nondiscrimination testing. See Section 6.04(d) of the Plan.]
•(1)    Minimum service requirement.
•(i)    No minimum service conditions apply.
•(ii)    The minimum service conditions applicable to Matching Contributions (as selected in AA §4).
•(iii)    The minimum service conditions applicable to Employer Contributions (as selected in AA §4).
•(iv)    One Year of Service using shifting Eligibility Computation Period. (See Section 6.04(d) of the Plan.)
•(v)    The completion of at least     [cannot exceed 1,000] Hours of Service during the first
months of employment or the completion of a Year of Service (as defined in AA §4-3), if earlier.
•(vi)    Describe:
[Note: For purposes of determining eligibility for Safe Harbor Contributions, an Employee may not be required to complete more than one Year of Service.]
•(2)    Minimum age requirement.
•(i)    No minimum age requirement
•(ii)    Age 21
•(iii)    Age     (not later than age 21)
•(3)    Entry Date.

•(i)	Immediate	•(ii)	Semi-annual
•(iii)	Quarterly	•(iv)	Monthly
•(v)    Describe Entry Date:
[Note: Entry Date under subsection (v) must be within the dates described under subsections (i) – (iv).]
An Eligible Employee’s Entry Date (as defined above) is determined based on when the Employee satisfies the minimum age and service requirements in AA §4-1 or subsections (1) and (2) above. For this purpose, an Employee’s Entry Date is the Entry Date:
•(vi)    next following satisfaction of the minimum age and service requirements.
•(vii)    coinciding with or next following satisfaction of the minimum age and service requirements.
•(viii) nearest the satisfaction of the minimum age and service requirements.
•(ix)    preceding the satisfaction of the minimum age and service requirements.
•(d)    Describe eligibility conditions:
[Note: Any additional eligibility conditions under this subsection must satisfy the requirements of Code §410(a) and may not violate the nondiscrimination requirements of Code §401(a)(4).]

6C-5 DEFINITION OF PLAN COMPENSATION. Unless designated otherwise under this AA §6C-5, Plan Compensation is the same definition as selected under the Deferral column of AA §5-3 and AA §5-4. (See Note below for special rules applicable to definition of Plan Compensation.)
•(a)    Modification of Plan Compensation. Instead of using the definition of Plan Compensation used for Salary Deferrals under AA §5-3, the following exclusions apply for Safe Harbor Contributions:
•(1)    No exclusions.
. (2)    All fringe benefits, expense reimbursements, deferred compensation, moving expenses, and welfare benefits are excluded.
•(3)    Amounts received as a bonus are excluded.
•(4)    Amounts received as commissions are excluded.
•(5)    Overtime payments are excluded.
•(6)    Describe adjustments to Plan Compensation:

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[Note: Any exclusions selected under subsections (3) – (6) may cause the definition of Plan Compensation to fail to satisfy a safe harbor definition of compensation under Code §414(s). Any modification under this subsection (6) must be definitely determinable and preclude Employer discretion.]
•(b)        Exclusions applicable only to Highly Compensated Employees. If this subsection is checked, any non-safe harbor adjustments selected under AA §5-3 or under this AA §6C-5, to the extent the adjustments apply to Safe Harbor 401(k) Plan Contributions, will apply only to Highly Compensated Employees. [Note: If this subsection is checked, the definition of Plan Compensation that applies for purposes of determining the amount of Safe Harbor Contributions under the Plan will be deemed to satisfy a safe harbor definition of compensation under Code §414(s). See Section
1.138 of the Plan for a description of non-safe harbor compensation adjustments.]
•(c)    Compensation while a Participant. Instead of using the period of compensation designated under AA §5-4 for Salary Deferrals, the following Plan Compensation will be taken into account for Safe Harbor Contributions:
•(1)    Only Plan Compensation earned while the Employee is eligible to receive a Safe Harbor Contribution.
•(2)    Plan Compensation for the entire Plan Year, including compensation earned while an individual is not eligible to receive the Safe Harbor Contribution.
[Note: In order to qualify as a Safe Harbor 401(k) Plan, the Plan must use a definition of Plan Compensation that satisfies a nondiscriminatory definition under Code §414(s). If the definition of Plan Compensation used for determining Safe Harbor Contributions or QACA Safe Harbor Contributions under the Plan does not satisfy a nondiscriminatory definition under Code
§414(s) for a given Plan Year, the Employer will be deemed to have elected to use Total Compensation for purposes of determining the Traditional Safe Harbor or QACA Safe Harbor Contribution for such Plan Year. See Section 1.99(a) of the Plan.]

6C-6 OFFSET OF ADDITIONAL EMPLOYER CONTRIBUTIONS. Any additional Employer Contributions under AA §6 will be allocated to all eligible Participants in addition to the Safe Harbor Employer Contribution, unless selected otherwise under this AA §6C-6.
•Check this AA §6C-6 to provide that the Safe Harbor Employer Contribution offsets any additional Employer Contributions designated under AA §6. For this purpose, if the permitted disparity allocation method is selected under AA
§6-3, this offset applies only to the second step of the two-step permitted disparity formula or the fourth step of the four- step permitted disparity formula. (See Section 3.02(d)(1) of the Plan.)

6C-7 DELAYED EFFECTIVE DATE. The Safe Harbor provisions under this AA §6C are effective as of the Effective Date of the Plan (or the Effective Date of any Plan amendment or restatement, if applicable), as designated on the Employer Signature Page. To provide for a delayed effective date for the Safe Harbor provisions, check this AA §6C-7.
•The Safe Harbor provisions under this AA §6C are effective beginning     . Prior to this delayed effective date, the provisions of this AA §6C do not apply. Thus, prior to the delayed effective date, the Employer is not obligated to make a Safe Harbor Contribution and the Plan is subject to ADP and ACP Testing, to the extent applicable.

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6D – Special Contributions

6D-1 SPECIAL CONTRIBUTIONS. The following Special Contributions may be made under the Plan:
•(a) No Special Contributions are permitted. [Skip to Section 7.]
•(b)    After-Tax Employee Contributions
[Note: After-Tax Employee Contributions are not considered Roth Deferrals. The Employer may elect Roth Deferrals under AA §6A-5.]
•(c)    Fixed Qualified Nonelective Contributions (QNECs), as elected under AA §6D-3.
[Note: Under the Plan, the Employer may always make a discretionary QNEC to the Plan as a uniform percentage of Plan Compensation, a uniform dollar amount, or as a Targeted QNEC. See Section 3.02(a)(6) of the Plan.]
•(d)    Qualified Matching Contributions (QMACs)
[Note: Regardless of any elections under this AA §6D-1, the Employer may make additional QNECs or QMACs to the Plan on behalf of the Nonhighly Compensated Employees and use such amounts to correct an ADP or ACP Test violation. See Sections 6.01(b)(3) and 6.02(b)(3) of the Plan for special rules regarding the allocation of QNECs/QMACs under the Plan.]

6D-2 AFTER-TAX EMPLOYEE CONTRIBUTIONS. If After-Tax Employee Contributions are authorized under AA §6D-1, a Participant may contribute any amount as After-Tax Employee Contributions up to the Code §415 Limitation (as defined in Section 5.03 of the Plan), except as limited under this AA §6D-2.
•(a)    Limits on After-Tax Employee Contributions. If this subsection is checked, the following limits apply to After-Tax Employee Contributions:
•(1)    Maximum limit. A Participant may make After-Tax Employee Contributions up to
•(i)         % of Plan Compensation
•(ii)    $
for the following period:
•(iii)    the entire Plan Year.
•(iv)    the portion of the Plan Year during which the Employee is eligible to participate.
•(v)    each separate payroll period during which the Employee is eligible to participate.
•(2)    Minimum limit. The amount of After-Tax Employee Contributions a Participant may make for any payroll period may not be less than:
•(i)         % of Plan Compensation.
•(ii)    $     .
(b)Eligibility for Matching Contributions. Unless designated otherwise under this subsection, After-Tax Employee Contributions will not be eligible for Matching Contributions under the Plan.
•(1)    After-Tax Employee Contributions are eligible for the following Matching Contributions under the Plan:
•(i)    All Matching Contributions elected under AA §6B and AA §6C.
•(ii)        All Matching Contributions elected under AA §6B (other than Safe Harbor/QACA Safe Harbor Matching Contributions elected under AA §6C).
•(iii)    Only Safe Harbor/QACA Safe Harbor Matching Contributions under AA §6C.
•(iv)    All Matching Contributions designated under AA §6B-2 and/or AA §6C, except for the following Matching Contributions:
•(2)    The Matching Contribution formula only applies to After-Tax Employee Contributions that do not exceed:
•(i)         % of Plan Compensation.
•(ii)    $     .
•(iii)    A discretionary amount determined by the Employer.
(c)Change or revocation of After-Tax Employee Contributions. In addition to the Participant’s Entry Date under the Plan, a Participant’s election to change or resume an after-tax election will be effective as set forth under the After-Tax Employee Contributions election form or other written procedures adopted by the Plan Administrator. A Participant must be permitted to change or revoke an after-tax election at least once per year. Unless the After-Tax Contributions

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6D – Special Contributions
election form or other written procedures adopted by the Plan Administrator provide otherwise, a Participant may revoke an after-tax election (on a prospective basis) at any time. Unless designated otherwise in a Participant’s after-tax election form, a Participant’s affirmative election to make an After-Tax Employee Contribution will cease upon termination of employment and the Participant will need to make a new election upon rehire.
(a)ACP Testing Method. The same ACP Testing Method will apply to After-Tax Employee Contributions as applies to Matching Contributions, as designated under AA §6B-6. If no method is selected under AA §6B-6, designate the testing method below.
[Note: If the Plan is a Safe Harbor 401(k) Plan (as designated in AA §6C), the Plan must use the Current Year Testing Method.]
•(1)    Current Year Testing Method. The Plan will use the Current Year Testing Method in running the ACP test. If the Current Year Testing Method is elected, the ACP of the Nonhighly Compensated Group for the first Plan Year is calculated using current year data, unless otherwise designated below.
•Deemed 3% used for first Plan Year. Instead of using actual current year data for the first Plan Year, the ACP of the Nonhighly Compensated Group for the first Plan Year the 401(k) Plan is effective is deemed to be 3%.
•(2)    Prior Year Testing Method. The Plan will use the Prior Year Testing Method in running the ACP Test. If the Prior Year Testing Method is elected, the ACP of the Nonhighly Compensated Group for the first Plan Year is deemed to be 3%, unless otherwise designated below.
•Current year data used for first Plan Year. Instead of deeming the ACP of the Nonhighly Compensated Group to be 3% for the first Plan Year for which the 401(k) Plan is effective, the Plan will use the actual current year data for the first Plan Year.
•(3) Application of Current Year Testing Method. The Current Year Testing Method has applied since the
Plan Year. [Note: If the Plan has switched from the Prior Year Testing Method to the Current Year Testing Method, this subsection (3) may be checked to designate the first Plan Year for which the Current Year Testing Method applies.]
•(e) Other limits:
[Any other limits under this subsection must comply with the nondiscrimination requirements under Code §401(a)(4).]

6D-3 QUALIFIED NONELECTIVE CONTRIBUTIONS (QNECs). Notwithstanding any contrary selections in the Adoption Agreement, for any Plan Year, the Employer may make a discretionary QNEC on behalf of Nonhighly Compensated Participants under the Plan to correct a violation of the ADP and/or ACP tests. (See Sections 6.01(b)(3) and 6.02(b)(3).) Such corrective QNEC may be allocated to all Nonhighly Compensated Participants as a uniform percentage of Plan Compensation or a uniform dollar amount or as a Targeted QNEC, without regard to any allocation conditions selected in AA §6-5. The allocation method chosen by the Employer for a corrective QNEC will be uniformly applied to all Participants receiving the corrective QNEC for the Plan Year. The Employer also may make a discretionary QNEC that is not a corrective QNEC and allocate such discretionary QNEC as a uniform percentage of Plan Compensation to Nonhighly Compensated Employees. If the Employer decides to make a discretionary QNEC, the Employer must designate the contribution as a QNEC prior to making such contribution to the Plan. (See Section 6.01(a)(4) and 6.02(a)(4) of the Plan for a description of the amount of QNEC that may be used in the ADP Test and/or ACP Test.)
The Employer may elect under this AA §6D-3 to make a fixed QNEC to the Plan.
Unless provided otherwise under this AA §6D-3, any QNEC authorized under AA §6D-1 will be allocated to Nonhighly Compensated Employees who are eligible to make Salary Deferrals, without regard to the allocation conditions selected in AA
§6-5. Any contribution designated as a QNEC will automatically be subject to the requirements for QNECs (as described in Section 3.02(a)(6) of the Plan). QNECs will be eligible for in-service distribution under the same conditions as elected for Salary Deferrals under AA §10 (other than hardship distributions), unless designated otherwise under AA §10.
To modify these default allocation provisions, complete the applicable provisions under this AA §6D-3.
•(a)    All Participants. Any QNEC made pursuant to this AA §6D-3 will be allocated to all Participants who are eligible to defer, including Highly Compensated Employees.
•(b) Fixed QNEC.
•(1) The Employer will make a QNEC each Plan Year equal to % of Plan Compensation.
•(2) The Employer will make a QNEC each Plan Year equal to $ .
[Note: A flat dollar QNEC may only be used in the ADP Test to the extent the QNEC does not violate the Targeted QNEC requirements as set forth in Section 3.02(a)(6)(ii)(B) of the Plan.]

The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6D – Special Contributions
•(c)    Allocation conditions. Any QNEC made pursuant to this AA §6D-3 will be allocated only to Participants who have satisfied the following allocation conditions:
•(1)    Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must complete more than 500 Hours of Service. (See Section 3.09 of the Plan.)

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•(2)    Employment condition. An Employee must be employed with the Employer on the last day of the Plan Year.
•(3)    Minimum service condition. An Employee must be credited with at least 1,000 HOS during the Plan Year.
•(4)    Describe any special rules governing the allocation conditions relating to QNECs:
[Note: Any special rules under this subsection must satisfy the nondiscrimination requirements under Code
§401(a)(4).]
•(d)    Eligibility for QNECs. In determining eligibility for QNECs, only those Participants who are eligible for the following contributions will share in the allocation of QNECs (subject to the selections in this AA §6D-3):
•(1)    Employer Contributions
•(2)    Matching Contributions
•(3)    Describe any special rules governing eligibility relating to QNECs:
[Note: Any special rules under this subsection must satisfy the nondiscrimination requirements under Code
§401(a)(4).]

6D-4 QUALIFIED MATCHING CONTRIBUTIONS (QMACs). Notwithstanding any contrary selections in the Adoption Agreement, for any Plan Year, the Employer may make a discretionary QMAC on behalf of Nonhighly Compensated Participants under the Plan to correct a violation of the ADP and/or ACP tests. (See Sections 6.01(b)(3) and 6.02(b)(3).) Such corrective QMAC may be allocated to all Nonhighly Compensated Participants as a uniform percentage of Eligible Contributions or a uniform dollar amount or as a Targeted QMAC, without regard to any allocation conditions selected in AA §6-5. The allocation method chosen by the Employer for a corrective QMAC will be applied uniformly to all Participants receiving the corrective QMAC for the Plan Year.
If QMACs are authorized under AA §6D-1, the Employer may make a non-corrective discretionary QMAC as a uniform percentage of Eligible Contributions. If the Employer decides to make a discretionary QMAC, the Employer must designate the contribution as a QMAC prior to making such contribution to the Plan. Unless provided otherwise under this AA §6D-4, any discretionary QMAC authorized under AA §6D-1 will be allocated only to Nonhighly Compensated Employees, without regard to the allocation conditions selected in AA §6B-7. Any discretionary Matching Contribution designated as a QMAC will automatically be subject to the requirements for QMACs (as described in Section 3.04(d) of the Plan). QMACs will be eligible for in-service distribution under the same conditions as elected for Salary Deferrals under AA §10 (other than hardship distributions). (See Section 6.01(a)(4) and 6.02(a)(1) of the Plan for a description of the amount of QMAC that may be used in the ADP Test and/or ACP Test.)
To modify these default allocation provisions, complete the applicable provision under this AA §6D-4.
•(a)    Eligibility for QMAC. The discretionary QMAC will be allocated to all Participants (instead of only to Nonhighly Compensated Employees).
•(b)    Designated QMACs. The Employer may designate under this subsection to treat specific Matching Contributions under AA §6B-2 as QMACs. [Note: Any Matching Contributions designated as QMACs will automatically be subject to the requirements for QMACs (as described in Section 3.04(d) of the Plan), notwithstanding any contrary selections in this Adoption Agreement.]
•(1)    All Matching Contributions are designated as QMACs.
•(2)    The following Matching Contributions described in AA §6B-2 are designated as QMACs:
•(3)    Any discretionary QMAC made pursuant to this AA §6D-4 will be allocated as a Targeted QMAC, as described in Section 3.04(d)(2) of the Plan.
•(c)    Allocation conditions. Any QMAC made pursuant to this AA §6D-4 will be allocated only to Participants who have satisfied the following allocation conditions:
•(1)    Safe harbor allocation condition. An Employee must be employed by the Employer on the last day of the Plan Year OR must complete more than 500 Hours of Service. (See Section 3.09 of the Plan.)
•(2)    Employment condition. An Employee must be employed with the Employer on the last day of the Plan Year.
•(3)    Minimum service condition. An Employee must be credited with at least 1,000 HOS during the Plan Year.
•(4)    Describe:

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 6D – Special Contributions
•(d)    Special rules:
[Note: Any special provisions under this AA §6D-4 must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder.]

7-1NORMAL RETIREMENT AGE. Normal Retirement Age under the Plan is:
•(a)    Age 6 5    (not to exceed 65).
•(b)    The later of age     (not to exceed 65) or the     (not to exceed 5th) anniversary of the Employee’s:
•(1)    Participation commencement date (as defined in Section 1.91 of the Plan).
•(2)    Employment date.
•(c)    Describe:
[Note: If this subsection is completed, the Normal Retirement Age may not be later than the later of age 65 or the 5th anniversary of the Employee’s participation commencement date.]
[Note: Effective May 22, 2007 (for Plans initially adopted on or after May 22, 2007), and effective for the first Plan Year beginning on or after July 1, 2008 (for Plans initially adopted prior to May 22, 2007), if the Plan contains any assets transferred from a Money Purchase Plan (or any other pension plan described in Treas. Reg. §1.401–1(a)(2)(i)), the Normal Retirement Age selected in this AA §7-1 must be reasonably representative of the typical retirement age for the industry in which the Plan Participants work. An NRA under age 55 is presumed not to satisfy this requirement while a Normal Retirement Age of at least age 62 is deemed to be reasonable. See Section 1.91 of the Plan.]

7-2EARLY RETIREMENT AGE. Unless designated otherwise under this AA §7-2, there is no Early Retirement Age under the Plan.
•(a)    A Participant reaches Early Retirement Age if he/she is still employed after attainment of each of the following:
•(1)    Attainment of age 5 5
•(2)    The     anniversary of the date the Employee commenced participation in the Plan, and/or
•(3)    The completion of 6    Years of Service, determined as follows:
•(i)    Same as for eligibility.
•(ii)    Same as for vesting
•(b)    Describe:
[Note: Any special rules under this subsection must preclude Employer discretion and must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder.]

8-1CONTRIBUTIONS SUBJECT TO VESTING. Does the Plan provide for Employer Contributions under AA §6, Matching Contributions under AA §6B, or QACA Safe Harbor Contributions under AA §6C that are subject to vesting?
•Yes
•No [If “No” is checked, skip to Section 9.]
[Note: “Yes” should be checked under this AA §8-1 if the Plan provides for Employer Contributions and/or Matching Contributions that are subject to a vesting schedule, even if such contributions are always 100% vested under AA §8-2. “No” should be checked if the only contributions under the Plan are Salary Deferrals, Safe Harbor Contributions (other than QACA Safe Harbor Contributions), QNECs, QMACs and/or After-Tax Employee Contributions. If the Plan holds Employer Contributions and/or Matching Contributions that are subject to vesting, but the Plan no longer provides for such contributions, see Sections 7.04(e) and 7.13(e) of the Plan for default rules for applying the vesting and forfeiture rules to such contributions.]

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 8 – Vesting and Forfeitures
8-2VESTING SCHEDULE. The vesting schedule under the Plan is as follows for both Employer Contributions and Matching Contributions, to the extent authorized under AA §6 and AA §6B. See Section 7.02 of the Plan for a description of the various vesting schedules under this AA §8-2. [Note: Any Prevailing Wage Contributions under AA §6-2, any Safe Harbor Contributions under AA §6C and any QNECs or QMACs under AA §6D are always 100% vested, regardless of any contrary selections in this AA §8-2 (unless provided otherwise under AA §6-2 for Prevailing Wage Contributions or under this AA §8-2 for any QACA Safe Harbor Contributions).]
•(a)    Vesting schedule for Employer Contributions and Matching Contributions:

ER	Match
		(1)	Full and immediate vesting.
		(2)	3-year cliff vesting schedule
		(3)	6-year graded vesting schedule
		(4)	5-year graded vesting schedule
		(5)	Modified vesting schedule % immediately on Plan participation % after 1 Year of Service % after 2 Years of Service % after 3 Years of Service % after 4 Years of Service % after 5 Years of Service
100% after 6 Years of Service

[Note: If a modified vesting schedule is selected, the vested percentage for every Year of Service must satisfy the vesting requirements under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.]
(b)Special vesting schedule for QACA Safe Harbor Contributions. Unless designated otherwise under this subsection, any QACA Safe Harbor Contributions will be 100% vested. However, if this subsection is checked, the following vesting schedule applies for QACA Safe Harbor Contributions. [Note: This subsection may be checked only if a QACA Safe Harbor Contribution is selected under AA §6C-3.]
•Instead of being 100% vested, QACA Safe Harbor Contributions are subject to the following vesting schedule:
•(1)    2-year cliff vesting
•(2)    1-year cliff vesting
•(3)    Graduated vesting
    % after 1 Year of Service 100% after 2 Years of Service
•(c)    Special provisions applicable to vesting schedule:
[Note: Any special provisions must satisfy the nondiscrimination requirements under Code §401(a)(4) and must satisfy the vesting requirements under Code §411.]

8-3VESTING SERVICE. In applying the vesting schedules under this AA §8, all service with the Employer counts for vesting purposes, unless designated otherwise under this AA §8-3.
•(a)    Service before the original Effective Date of this Plan (or a Predecessor Plan) is excluded.
•(b)    Service completed before the Employee's     (not to exceed 18th) birthday is excluded.
[Note: See Section 7.08 of the Plan and AA §4-5 for rules regarding the crediting of service with Predecessor Employers for purposes of vesting under the Plan.]

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 8 – Vesting and Forfeitures
8-4VESTING UPON DEATH, DISABILITY OR EARLY RETIREMENT AGE. An Employee's vesting percentage increases to 100% if, while employed with the Employer, the Employee:
•(a)    dies
•(b)    terminates employment due to becoming Disabled
•(c)    becomes Disabled
•(d)    reaches Early Retirement Age
•(e)    Not applicable. No increase in vesting applies.

8-5DEFAULT VESTING RULES. In applying the vesting requirements under this AA §8, the following default rules apply. [Note: No election should be made under this AA §8-5 if all contributions are 100% vested. ER and Match columns also apply to any Safe Harbor QACA Contributions to the extent a vesting schedule applies under AA §8-2 above.]
•Year of Service. An Employee earns a Year of Service for vesting purposes upon completing 1,000 Hours of Service during a Vesting Computation Period. Hours of Service are calculated based on actual hours worked during the Vesting Computation Period. (See Section 1.72 of the Plan for the definition of Hours of Service.)
•Vesting Computation Period. The Vesting Computation Period is the Plan Year.
•Break in Service Rules. The Nonvested Participant Break in Service rule and One-Year Break in Service rules do NOT apply. (See Section 7.09 of the Plan.)
To override the default vesting rules, complete the applicable sections of this AA §8-5. If this AA §8-5 is not completed, the default vesting rules apply.

ER    Match
•    (a) Year of Service. Instead of 1,000 Hours of Service, an Employee earns a Year of Service upon the completion of     Hours of Service during a Vesting Computation Period.
•    (b) Vesting Computation Period. Instead of the Plan Year, the Vesting Computation Period is:
•(1)    The 12-month period beginning with the Employee’s Employment Commencement Date and, for subsequent Vesting Computation Periods, the 12- month period beginning with the anniversary of the Employee’s Employment Commencement Date.
•(2)    Describe:
[Note: Any Vesting Computation Period described in this subsection (2) must be a 12- consecutive month period and must apply uniformly to all Participants.]
•    (c) Elapsed Time Method. Instead of determining vesting service based on actual Hours of Service, vesting service will be determined under the Elapsed Time method. If this subsection is checked, service will be measured from the Employee’s employment commencement date (or reemployment commencement date, if applicable) without regard to the Vesting Computation Period designated in Section 7.06 of the Plan. (See Section 7.05(b) of the Plan.)
•    (d) Equivalency Method. For purposes of determining an Employee’s Hours of Service for vesting, the Plan will use the Equivalency Method (as defined in Section 7.05(a)(2) of the Plan). The Equivalency Method will apply to:
•(1)    All Employees.
•(2)    Only to Employees for whom the Employer does not maintain hourly records. For Employees for whom the Employer maintains hourly records, vesting will be determined based on actual hours worked.
Hours of Service for vesting will be determined under the following Equivalency Method.
•(3)    Monthly. 190 Hours of Service for each month worked.
•(4)    Weekly. 45 Hours of Service for each week worked.
•(5)    Daily. 10 Hours of Service for each day worked.
•(6)    Semi-monthly. 95 Hours of Service for each semi-monthly period.

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 8 – Vesting and Forfeitures

•    (e) Nonvested Participant Break in Service rule applies. Service earned prior to a Nonvested Participant Break in Service will be disregarded in applying the vesting rules. (See Section 7.09(c) of the Plan.)
•The Nonvested Participant Break in Service rule applies to all Employees, including Employees who have not terminated employment.
•    (f) One-Year Break in Service rule applies. The One-Year Break in Service rule (as defined in Section 7.09(b) of the Plan) applies to temporarily disregard an Employee’s service earned prior to a one-year Break in Service.
•The One-Year Break in Service rule applies to all Employees, including Employees who have not terminated employment.
•    (g) Special rules:
[Note: Any special rules under this subsection must satisfy the nondiscrimination requirements of Code §401(a)(4) and the regulations thereunder.]

8-6ALLOCATION OF FORFEITURES.
The Employer may decide in its discretion how to treat forfeitures under the Plan. Alternatively, the Employer may designate under this AA §8-6 how forfeitures occurring during a Plan Year will be treated. (See Section 7.13 of the Plan.) [Note: ER and Match columns also apply to any Safe Harbor QACA Contributions to the extent a vesting schedule applies under AA §8-2 above.]

ER	Match
(a) N/A. All contributions are 100% vested. [Do not complete the rest of this AA §8-6.]
(b) Reallocated as additional Employer Contributions or as additional Matching Contributions.
(c) Used to reduce Employer and/or Matching Contributions.
For purposes of subsection (b) or (c), forfeitures will be applied:
•    (d) for the Plan Year in which the forfeiture occurs.
•    (e) for the Plan Year following the Plan Year in which the forfeitures occur.
[Note: In any event, forfeitures must be used by the end of the Plan Year following the Plan Year in which the forfeitures occur.]
Prior to applying forfeitures under subsection (b) or (c):
•    (f) Forfeitures may be used to pay Plan expenses. (See Section 7.13(d) of the Plan.)
•    (g) Forfeitures may not be used to pay Plan expenses.
In determining the amount of forfeitures to be allocated under subsection (b), the same allocation conditions apply as for the source for which the forfeiture is being allocated under AA §6-5 or AA §6B-7, unless designated otherwise below.
•    (h) Forfeitures are not subject to any allocation conditions.
•    (i) Forfeitures are subject to a last day of employment allocation condition.
•    (j) Forfeitures are subject to a     Hours of Service minimum service requirement.
In determining the treatment of forfeitures under this AA §8-6, the following special rules apply:
•    (k) Describe:
[Note: Any language added under this subsection (k) may not result in a discriminatory allocation of forfeitures in violation of the requirements of Code §401(a)(4).]

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The Vanguard Group Nonstandardized PS/401(k) Plan
Section 8 – Vesting and Forfeitures
8-7SPECIAL RULES REGARDING CASH-OUT DISTRIBUTIONS.
(a)Additional allocations. If a terminated Participant receives a complete distribution of his/her vested Account Balance while still entitled to an additional allocation, the Cash-Out Distribution forfeiture provisions do not apply until the Participant receives a distribution of the additional amounts to be allocated. (See Section 7.12(a)(1) of the Plan.)
To modify the default Cash-Out Distribution forfeiture rules, complete this AA §8-7(a).
•The Cash-Out Distribution forfeiture provisions will apply if a terminated Participant takes a complete distribution, regardless of any additional allocations during the Plan Year.

(b)Timing of forfeitures. A Participant who receives a Cash-Out Distribution (as defined in Section 7.12(a) of the Plan) is treated as having an immediate forfeiture of his/her nonvested Account Balance.
To modify the forfeiture timing rules to delay the occurrence of a forfeiture upon a Cash-Out Distribution, complete this AA §8-7(b).
•A forfeiture will occur upon the completion of     [cannot exceed 5] consecutive Breaks in Service (as defined in Section 7.09(a) of the Plan).

8-8SPECIAL RULE FOR FORFEITURE UPON DEATH OF A PARTICIPANT. Unless elected below, no vested benefits are forfeited upon the death of a Participant.
To modify this default forfeiture rule, check the box below.
•The Plan will forfeit benefits (including vested benefits) upon the death of a Participant, as permitted under Code
§411(a)(3)(A). In no event may the Plan forfeit any benefits required by the Qualified Joint and Survivor Annuity requirements under Section 9 of the Plan and Code §401(a)(11). In addition, in no event may the Plan forfeit any amounts attributable to a Participant’s Salary Deferrals or After-Tax Employee Contributions under the Plan or if the Plan has commenced distributions prior to the Participant’s death.

9-1AVAILABLE FORMS OF DISTRIBUTION.
Lump sum distribution. A Participant may take a distribution of his/her entire vested Account Balance in a single lump sum upon termination of employment. In addition, the Plan Administrator may permit a Participant to take partial distributions or installment distributions solely to the extent necessary to satisfy the required minimum distribution rules under Section 8 of the Plan.
Additional distribution options. To provide for additional distribution options to the extent available under the Investment Arrangement(s), check the applicable distribution forms under this AA §9-1.
•(a)    Installment distributions. A Participant may take a distribution over a specified period not to exceed the life or life expectancy of the Participant (and a designated beneficiary).
•(b)    Partial lump sum. A Participant may take a distribution of less than the entire vested Account Balance upon termination of employment.
•Minimum distribution amount. A Participant may not take a partial lump sum distribution of less than $     .
•(c) Annuity distributions. A Participant may elect to have the Plan Administrator use the Participant’s vested Account Balance to purchase an annuity as described in Section 8.02 of the Plan. [Note: This annuity distribution option is in addition to any QJSA distribution required under AA §9-2.]
•(d) Describe distribution options:
[Note: Any additional distribution options under this subsection may not be subject to the discretion of the Employer or Plan Administrator.]

9-2QUALIFIED JOINT AND SURVIVOR ANNUITY RULES. This Plan is not subject to the Qualified Joint and Survivor Annuity rules, except to the extent required under Section 9.01 of the Plan (e.g., if the Plan is a Transferee Plan). Upon termination of employment, a Participant may receive a distribution from the Plan, in accordance with the provisions of AA §9-3, in any form allowed under AA §9-1. (If any portion of this Plan is subject to the Qualified Joint and Survivor Annuity rules, the QJSA and QPSA provisions will automatically apply to such portion of the Plan.)
To override this default provision, complete the applicable sections of this AA §9-2.

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The Vanguard Group Nonstandardized PS/401(k) Plan Section 9 – Distribution Provisions – Termination of Employment
•(a) Qualified Joint and Survivor Annuity rules. Check this subsection to apply the Qualified Joint and Survivor Annuity rules to the entire Plan. If this subsection is checked, all distributions from the Plan must satisfy the QJSA requirements under Section 9 of the Plan, with the following modifications:
•(1) No modifications.
•(2) Modified QJSA benefit. Instead of a 50% survivor benefit, the Spouse’s survivor benefit is:
(i) 100%     (ii) 75%     (iii) 66-2/3%
•(b) Modified QPSA benefit. Instead of a 50% QPSA benefit, the QPSA benefit is 100% of the Participant’s vested Account Balance.

9-3TIMING OF DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT.
(a)Distribution of vested Account Balances exceeding $5,000. A Participant who terminates employment with a vested Account Balance exceeding $5,000 may receive a distribution of his/her vested Account Balance in any form permitted under AA §9-1 within a reasonable period following:
•(1)    the date the Participant terminates employment.
•(2)    the last day of the Plan Year during which the Participant terminates employment.
•(3)    the first Valuation Date following the Participant's termination of employment.
•(4)    the completion of     Breaks in Service.
•(5)    the end of the calendar quarter following the date the Participant terminates employment.
•(6)    attainment of Normal Retirement Age, death or becoming Disabled.
•(7)    Describe:
[Note: Any distribution event under this subsection (a) will apply uniformly to all Participants under the Plan and may not be subject to the discretion of the Employer or Plan Administrator. See AA §11-7 for special rules that may apply to distributions of Qualifying Employer Securities and/or Qualifying Employer Real Property.]
(b)Distribution of vested Account Balances not exceeding $5,000. A Participant who terminates employment with a vested Account Balance that does not exceed $5,000 may receive a lump sum distribution of his/her vested Account Balance within a reasonable period following:
•(1)    the date the Participant terminates employment.
•(2)    the last day of the Plan Year during which the Participant terminates employment.
•(3)    the first Valuation Date following the Participant's termination of employment.
•(4)    the end of the calendar quarter following the date the Participant terminates employment.
•(5)    Describe: t he date the Participant terminates employment. Such distribution may occur in any form permitted under Section 9-1 of this Adoption Agreement. This provision supersedes any contrary language under
Section 8.07(a) of the Plan. In addition, Participants who are deemed to receive a total Cash-Out Distribution
(no vested benefit as described in Section 7.12(a) of the Plan) will forfeit the nonvested portion of their
Account Balance as soon as administratively feasible following the date of the deemed distribution. This provision supersedes any contrary language under Section 7.12(a)(1) of the Plan. If a Participant dies before commencing distribution of his/her benefits under the Plan (or, if a Participant commences distribution prior to death only with respect to a portion of his/her Account Balance) and the value of the death benefit does not exceed $5,000, such benefit will be paid to the Participant's Beneficiary(ies) in accordance with Section 8.12 of the Plan. This provision supersedes any contrary language under Section 8.08(b)(1) of the Plan.
[Note: Any distribution event under this subsection (b) will apply uniformly to all Participants under the Plan and may not be subject to the discretion of the Employer or Plan Administrator. See AA §11-7 for special rules that may apply to distributions of Qualifying Employer Securities and/or Qualifying Employer Real Property.]

9-4DISTRIBUTION UPON DISABILITY. Unless designated otherwise under this AA §9-4, a Participant who terminates employment on account of becoming Disabled may receive a distribution of his/her vested Account Balance in the same manner as a regular distribution upon termination.
•(a)    Immediate distribution upon termination of employment. Distribution will be made as soon as reasonable following the date the Participant terminates employment on account of becoming Disabled.
•(b)    Following year distribution upon termination of employment. Distribution will be made as soon as reasonable following the last day of the Plan Year during which the Participant terminates on account of becoming Disabled.
•(c)    Describe:
[Note: Any distribution event described in this subsection will apply uniformly to all Participants under the Plan and may not be subject to the discretion of the Employer or Plan Administrator.]

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The Vanguard Group Nonstandardized PS/401(k) Plan Section 9 – Distribution Provisions – Termination of Employment
9-5DETERMINATION OF BENEFICIARY.
(a)Default beneficiaries. Under Section 8.08(c) of the Plan, to the extent a Beneficiary has not been named by the Participant (subject to the spousal consent rules) and is not designated under the terms of the Investment Arrangement(s) to receive all or any portion of the deceased Participant’s death benefit, such amount shall be distributed to the Participant’s surviving Spouse (if the Participant was married at the time of death) who shall be considered the designated Beneficiary. If the Participant does not have a surviving Spouse at the time of death, distribution will be made to the Participant’s surviving children (including legally adopted children, but not including step-children), as designated Beneficiaries, in equal shares. If the Participant has no surviving children, distribution will be made to the Participant’s estate.
•If this subsection (a) is checked, the default beneficiaries under Section 8.08(c) of the Plan are modified as follows:
•(1)    The Plan adopts the default beneficiary rules under Section 8.08(c) of the Plan, except, if the Participant does not have a surviving Spouse at the time of death, distribution will be made to the Participant’s children (including legally adopted children, but not including step-children), as designated Beneficiaries, per stirpes.
•(2)    Describe other modifications to the default beneficiaries under Section 8.08(c) of the Plan:
D istributions will be made to the Participant's surviving spouse and, if no spouse exists at the time of the Participant's death, then to the Participant's estate.
[Note: The description of the modifications to the default beneficiaries must be sufficiently clear for the Plan Administrator to determine the beneficiaries and the method of distribution of the Participant’s death benefit.]
(b)One-year marriage rule. For purposes of determining whether an individual is considered the surviving Spouse of the Participant, the determination is based on the marital status as of the date of the Participant’s death, unless designated otherwise under this subsection (b).
•If this subsection (b) is checked, in order to be considered the surviving Spouse, the Participant and surviving Spouse must have been married for the entire one-year period ending on the date of the Participant’s death. If the Participant and surviving Spouse are not married for at least one year as of the date of the Participant’s death, the Spouse will not be treated as the surviving Spouse for purposes of applying the distribution provisions of the Plan. (See Section 9.04(c)(2) of the Plan.)
(c)Divorce of Spouse. Unless elected otherwise under this subsection (c), if a Participant designates his/her Spouse as Beneficiary and subsequent to such Beneficiary designation, the Participant and Spouse are divorced, the designation of the Spouse as Beneficiary under the Plan is automatically rescinded as set forth under Section 8.08(c)(6) of the Plan.
•If this subsection (c) is checked, a Beneficiary designation will not be rescinded upon divorce of the Participant and Spouse.
[Note: Section 8.08(c)(6) of the Plan and this subsection (c) will be subject to the provisions of a Beneficiary designation entered into by the Participant. Thus, if a Beneficiary designation specifically overrides the election under this subsection (c), the provisions of the Beneficiary designation will control. See Section 8.08(c)(6) of the Plan.]

9-6SPECIAL RULES.
(a)Availability of Involuntary Cash-Out Distributions. A Participant who terminates employment with a vested Account Balance of $5,000 or less will receive an Involuntary Cash-Out Distribution, subject to the Automatic Rollover provisions under Section 8.06 of the Plan.
Alternatively, an Involuntary Cash-Out Distribution will be made to the following terminated Participants:
•(1) No Involuntary Cash-Out Distributions. The Plan does not provide for Involuntary Cash-Out Distributions. A terminated Participant must consent to any distribution from the Plan. (See Section 14.03(b) of the Plan for special rules upon Plan termination.)
•(2) Lower Involuntary Cash-Out Distribution threshold. A terminated Participant will receive an Involuntary Cash-Out Distribution only if the Participant’s vested Account Balance is less than or equal to:
•(i)    $1,000
•(ii)    $     (must be less than $5,000)

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The Vanguard Group Nonstandardized PS/401(k) Plan Section 9 – Distribution Provisions – Termination of Employment
(b)Application of Automatic Rollover rules. The Automatic Rollover rules described in Section 8.06 of the Plan do not apply to any Involuntary Cash-Out Distribution below $1,000 (to the extent available under the Plan).
To override this default provision, check below.
•(1)    The Automatic Rollover provisions under Section 8.06 of the Plan apply to all Involuntary Cash-Out Distributions (including those below $1,000).
•(2)    The Automatic Rollover provisions under Section 8.06 of the Plan do not apply to Involuntary Cash-Out Distributions below $     (must be between $0 and $1,000).
(c)Treatment of Rollover Contributions. Unless elected otherwise under this subsection (c), Rollover Contributions will be included in determining whether a Participant’s vested Account Balance exceeds the Involuntary Cash-Out threshold for purposes of applying the distribution rules under this AA §9 and Section 8.04(b) of the Plan. To exclude Rollover Contributions for purposes of applying the Plan’s distribution rules, check below.
•In determining whether a Participant’s vested Account Balance exceeds the Involuntary Cash-Out threshold, Rollover Contributions will be excluded.
[Note: This subsection (c) should not be checked if a lower Involuntary Cash-Out Distribution is selected in subsection
(a) above in order to avoid the Automatic Rollover provisions described in Section 8.06 of the Plan.]
(d)Distribution upon attainment of stated age. The Participant consent requirements under Section 8.04 of the Plan apply for distributions occurring prior to attainment of the Participant’s Required Beginning Date.
To allow for involuntary distribution upon attainment of Normal Retirement Age (or age 62, if later), check below.
•Subject to the spousal consent requirements under Section 9.04 of the Plan, a distribution from the Plan will be made to a terminated Participant without the Participant’s consent, regardless of the value of such Participant’s vested Account Balance, upon attainment of Normal Retirement Age (or age 62, if later).
(e)In-kind distributions. Section 8.02(b) of the Plan allows the Plan Administrator to authorize an in-kind distribution of property, including Qualifying Employer Securities and Qualifying Employer Real Property, to the extent the Plan holds such property.
To modify this default rule, check below.
•A Participant may not receive an in-kind distribution in the form of property or securities, even if the Plan holds such property on behalf of any Participant.

10-1AVAILABILITY OF IN-SERVICE DISTRIBUTIONS. A Participant may withdraw all or any portion of his/her vested Account Balance, to the extent designated, upon the occurrence of any of the event(s) selected under this AA §10-1. If more than one option is selected for a particular contribution source under this AA §10-1, a Participant may take an in-service distribution upon the occurrence of any of the selected events, unless designated otherwise under this AA §10-1. [Note: If special in-service distribution rules apply to Accounts that hold inactive sources of contributions, the Employer may designate such rules under AA §10-3.]

Deferral	Match	ER
(a) No in-service distributions are permitted.
(b) Attainment of age 59½.
(c) Attainment of age . [Note: No in-service distribution of Salary Deferral is permitted prior to age 59½.]
(d) A Hardship that satisfies the safe harbor rules under Section 8.10(e)(1) of the Plan.
(e) A non-safe harbor Hardship described in Section 8.10(e)(2) of the Plan.
(f) Attainment of Normal Retirement Age.
(g) Attainment of Early Retirement Age.

[Note: Any distribution event described in this AA §10-1 may not discriminate in favor of Highly Compensated Employees. No in- service distribution of Salary Deferrals is permitted prior to age 59½, except for Hardship, Disability, as a Qualified Reservist Distribution or on a deemed separation of employment. If Normal Retirement Age or Early Retirement Age is earlier than age 59½, such age is deemed to be age 59½ for purposes of determining eligibility to distribute Salary Deferrals. If this Plan has accepted a transfer of assets from a pension plan (e.g., a Money Purchase Plan), no in-service distribution from amounts attributable to such transferred assets is permitted prior to age 62, except for Disability. See AA §11-7 for special rules that may apply to distributions of Qualifying Employer Securities and/or Qualifying Employer Real Property.]

10-2APPLICATION TO OTHER CONTRIBUTION SOURCES. If the Plan allows for Rollover Contributions under AA §C-2 or After-Tax Employee Contributions under AA §6D, unless elected otherwise under this AA §10-2, a Participant may take an in- service distribution from his/her Rollover Account and After-Tax Employee Contribution Account at any time. If the Plan

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provides for Traditional/QACA Safe Harbor Contributions under AA §6C, unless elected otherwise under this AA §10-2, a Participant may take an in-service distribution from his/her Traditional/QACA Safe Harbor Contribution Account at the same time as elected for Salary Deferrals under AA §10-1.
Alternatively, if this AA §10-2 is completed, the following in-service distribution provisions apply for Rollover Contributions, After-Tax Employee Contributions, and/or Safe Harbor Contributions:
Rollover    After-    SH
Tax

•        (a) No in-service distributions are permitted.
•        (b) Attainment of age 59½.
•        (c) Attainment of age     .
•    N/A    (d) A Hardship that satisfies the safe harbor rules under Section 8.10(e)(1) of the
Plan.
•    N/A    (e) A non-safe harbor Hardship described in Section 8.10(e)(2) of the Plan.
•        (f) Attainment of Normal Retirement Age.
•        (g) Attainment of Early Retirement Age.
•        (h) Upon a Participant becoming Disabled.
•        (i)    Describe:
[Note: Any distribution event described in this AA §10-2 may not discriminate in favor of Highly Compensated Employees. No in- service distribution of Safe Harbor/QACA Safe Harbor Contributions is permitted prior to age 59½, except upon Participant becoming Disabled.]

10-3SPECIAL DISTRIBUTION RULES. No special distribution rules apply, unless specifically provided under this AA §10-3.
•(a)    In-service distributions will only be permitted if the Participant is 100% vested in the source from which the withdrawal is taken.
•(b)    A Participant may take no more than     in-service distribution(s) in a Plan Year.
•(c)    A Participant may not take an in-service distribution of less than $     .
•(d)    A Participant may not take an in-service distribution of more than $     .
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The Vanguard Group Nonstandardized PS/401(k) Plan Section 10 – In-Service Distribution Provisions and Required Minimum Distributions
•(e) Unless elected otherwise under this subsection, the hardship distribution provisions of the Plan are not expanded to cover primary beneficiaries as set forth in Section 8.10(e)(5) of the Plan. If this subsection is checked, the hardship provisions of the Plan will apply with respect to individuals named as primary beneficiaries under the Plan.
•(f)    In determining whether a Participant has an immediate and heavy financial need for purposes of applying the non-safe harbor Hardship provisions under Section 8.10(e)(2) of the Plan, the following modifications are made to the permissible events listed under Section 8.10(e)(1)(i) of the Plan:
[Note: This subsection may only be used to the extent a non-safe harbor Hardship distribution is authorized under AA
§10-1 or AA §10-2.]
•(g)    If a plan does not otherwise provide for Employer Contributions, but must make Top-Heavy contributions to the Plan, the Employer may designate under this AA §10-3(g) the in-service distribution options available under the Account holding the Top Heavy contributions:
•(h)    If the Plan includes Accounts that hold inactive sources of contributions, the Employer may designate under this AA
§10-3(h) the in-service distribution options available to such Accounts:
•(i)    Other distribution rules: P articipants are limited to one in-service withdrawal per Plan Year from Employer Profit
Sharing Contributions; If a Participant dies before distributions begin and there is a Designated Beneficiary, the
Participant or Beneficiary may elect on an individual basis whether the 5-year rule (as described in Section 8.12(f)(1) of the Plan) or the life expectancy method described under Sections 8.12(b) and (d) of the Plan apply. This election must be made no later than the earlier of December 31 of the calendar year in which distribution would be required to begin under Section 8.12(b) of the Plan, or by December 31 of the calendar year which contains the fifth anniversary of the
Participant's (or, if applicable, surviving Spouse's) death. If neither the Participant nor Beneficiary makes an election, distributions will be made in accordance with the life expectancy method under Sections 8.12(b) and (d) of the Plan.
This provision supersedes any contrary language under Section 8.12(f)(2) of the Plan or this Adoption Agreement.
[Note: Any other distribution rules described in this subsection may not discriminate in favor of Highly Compensated Employees. This subsection may be used to apply the limitations under this AA §10-3 only to specific in-service distribution options (e.g., hardship distributions).]

10-4REQUIRED MINIMUM DISTRIBUTIONS.
(a)Required Beginning Date – non-5% owners. In applying the required minimum distribution rules under Section 8.12 of the Plan, the Required Beginning Date for non-5% owners is the later of attainment of age 70½ or termination of employment. To override this default provision, check this subsection (a).
•The Required Beginning Date for a non-5% owner is the date the Employee attains age 70½, even if the Employee is still employed with the Employer.
(b)Required distributions after death. If a Participant dies before distributions begin, and there is a Designated Beneficiary, the Participant or Beneficiary may elect on an individual basis whether the 5-year rule (as described in Section 8.12(f)(1) of the Plan) or the life expectancy method described under Sections 8.12(b) and (d) of the Plan apply. See Section 8.12(f)(2) of the Plan for rules regarding the timing of an election authorized under this AA §10-4.
Alternatively, if selected under this subsection (b), any death distributions to a Designated Beneficiary will be made only under either the 5-year rule or the life expectancy method, as elected below:
•(1) The 5-year rule under Section 8.12(f)(1) of the Plan applies (instead of the life expectancy method). Thus, the entire death benefit must be distributed by the end of the fifth year following the year of the Participant’s death. Death distributions to a Designated Beneficiary may not be made under the life expectancy method.
•(2) The life expectancy method under Sections 8.12(b) and (d) of the Plan (and not the 5-year rule).

11-1PLAN VALUATION. The Plan is valued annually, as of the last day of the Plan Year.

•(a)    Additional valuation dates. In addition, the Plan will be valued on the following dates:

Deferral    Match    ER
•        (1) Daily. The Plan is valued at the end of each business day during which the New York Stock Exchange is open.
•        (2) Monthly. The Plan is valued at the end of each month of the Plan Year.

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The Vanguard Group Nonstandardized PS/401(k) Plan Section 11 – Miscellaneous Provisions

•        (3) Quarterly. The Plan is valued at the end of each Plan Year quarter.
•        (4) Describe:
[Note: The Employer may elect operationally to perform interim valuations, provided such valuations do not result in discrimination in favor of Highly Compensated Employees.]
•(b)    Special rules. The following special rules apply in determining the amount of income or loss allocated to Participants’ Accounts:
[Note: This subsection may be used to describe special rules for different investment options, such as Qualifying Employer Securities and Qualifying Employer Real Property or other specific investment options. Any special rules may not violate the nondiscrimination rules under Code §401(a)(4).]

11-2DEFINITION OF HIGHLY COMPENSATED EMPLOYEE. In determining which Employees are Highly Compensated (as defined in Section 1.70 of the Plan), the Top-Paid Group Test does not apply, unless designated otherwise under this AA §11-2.
•(a)    The Top-Paid Group Test applies.
•(b)    The Calendar Year Election applies. [Note: This subsection may be chosen only if the Plan Year is not the calendar year. If this subsection is not selected, the determination of Highly Compensated Employees is based on the Plan Year. See Section 1.70(c) of the Plan.]

11-3SPECIAL RULES FOR APPLYING THE CODE §415 LIMITATION. The provisions under Section 5.03 of the Plan apply for purposes of determining the Code §415 Limitation.
Complete this AA §11-3 to override the default provisions that apply in determining the Code §415 Limitation under Section 5.03 of the Plan.
•(a)    Limitation Year. Instead of the Plan Year, the Limitation Year is the 12-month period ending     .
[Note: If the Plan has a short Plan Year for the first year of establishment, the Limitation Year is deemed to be the 12- month period ending on the last day of the short Plan Year.]
•(b)    Imputed compensation. For purposes of applying the Code §415 Limitation, Total Compensation includes imputed compensation for a Nonhighly Compensated Participant who terminates employment on account of becoming Disabled, as described under Section 5.03(c)(7)(iii) of the Plan.
•(c)    Special rules:
[Note: Any special rules under this subsection must be consistent with the requirements of Code §415 and the regulations thereunder and must comply with the nondiscrimination requirements under Code §401(a)(4).]

11-4SPECIAL RULES FOR TOP-HEAVY PLANS. No special rules apply with respect to Top-Heavy Plans, unless designated otherwise under this AA §11-4.
•(a)    Top Heavy contribution. If this subsection is checked, any Top Heavy minimum contribution required under Section 4 of the Plan will be allocated to all Participants, including Key Employees. [If this subsection is not checked, any Top Heavy minimum contribution will be allocated only to Non-Key Employees.]
(b)Vesting rules applicable to Top Heavy Plans. Generally, if a Top Heavy minimum contribution is made for a Plan Year, such contribution will be subject to the vesting schedule selected in AA §8-2 applicable to Employer Contributions. If no Employer Contributions are made to the Plan, any Top Heavy minimum contribution will be subject to a 6-year graded vesting schedule.
•Alternatively, if elected under this subsection, the following vesting schedule will apply to any Top Heavy minimum contributions under the Plan. (See Section 4.04(h) of the Plan.)
•(1)    Full and immediate vesting.
•(2)    3-year cliff vesting schedule
•(3)    Describe:
[Note: Any vesting schedule under this subsection (3) must be a permissible vesting schedule, as described in Section 7.02 of the Plan.]

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The Vanguard Group Nonstandardized PS/401(k) Plan Section 11 – Miscellaneous Provisions
11-5SPECIAL RULES FOR MORE THAN ONE PLAN.
(a)Top Heavy minimum contribution – Defined Contribution Plan. If the Employer maintains this Plan and one or more Defined Contribution Plans, any Top Heavy minimum contribution will be provided under this Plan, provided the Top Heavy minimum contribution is not otherwise provided under the other Defined Contribution Plans. (See Section 4.04(f)(1) of the Plan.)
To provide the Top Heavy minimum contribution under another Defined Contribution Plan, complete this subsection (a).
•(1)    The Top Heavy minimum contribution will be provided in the following Defined Contribution Plan maintained by the Employer:
•(2)    Describe the Top Heavy minimum contribution that will be provided under the other Defined Contribution Plan:
•(3)    Describe Employees who will receive the Top Heavy minimum contribution under the other Defined Contribution Plan:
(b)Top Heavy minimum contribution – Defined Benefit Plan. If the Employer maintains this Plan and one or more Defined Benefit Plans, any Top Heavy minimum contribution will be provided under this Plan, provided the Top Heavy minimum benefit is not otherwise provided under the other Defined Benefit Plans. If the Top Heavy minimum contribution is provided under this Plan, the minimum required contribution is increased from 3% to 5% of Total Compensation for the Plan Year. (See Section 4.04(f)(2) of the Plan.)
To provide the Top Heavy minimum benefit under a Defined Benefit Plan, complete this subsection (b).
•(1)    The Top Heavy minimum benefit will be provided in the following Defined Benefit Plan maintained by the Employer:
•(2)    Describe the Top Heavy minimum benefit that will be provided under the Defined Benefit Plan:
•(3)    Describe Employees who will receive Top Heavy minimum benefit under the Defined Benefit Plan:

11-6FAIL-SAFE COVERAGE PROVISION. If the Plan fails the minimum coverage test under Code §410(b)(1)(A) or (B) due to the application of an allocation condition under AA §6-5 or AA §6B-7, the Employer must amend the Plan in accordance with the provisions of Section 14.02(a) of the Plan to correct the coverage violation.
Alternatively, the Employer may elect under this AA §11-6 to apply a Fail-Safe Coverage Provision that will allow the Plan to automatically correct the minimum coverage violation.
•The Fail-Safe Coverage Provision (as described under Section 14.02(b)(1) of the Plan) applies.
[Note: If the Fail-Safe Coverage Provision applies, the Plan may not perform the average benefit test to demonstrate compliance with the coverage requirements under Code §410(b), except as provided in Section 14.02 of the Plan.]

11-7QUALIFYING EMPLOYER SECURITIES AND QUALIFYING REAL PROPERTY. See Section 10.06(c) of the Plan for
the limits that apply with respect to investments in Qualifying Employer Securities and Qualifying Real Property.
The following special rules apply regarding the purchase of Qualifying Employer Securities and Qualifying Real Property:
•(a)    Investment in Qualifying Employer Securities and/or Qualifying Employer Real Property may only be made from the following Accounts:
•(b)    The following distribution restrictions apply to Qualifying Employer Securities and/or Qualifying Employer Real Property held by a Participant under the Plan:
•(c)    The following special rules apply with respect to the investment in Qualifying Employer Securities and/or Qualifying Employer Real Property:
[Note: Any provisions entered under this AA §11-7 must satisfy the nondiscrimination requirements under Code §401(a)(4) and the regulations thereunder.]

11-8ELECTION NOT TO PARTICIPATE. (See Section 2.08 of the Plan). All Participants share in any allocation under this Plan and no Employee may waive out of Plan participation.
To allow Employees to make a one-time irrevocable waiver, check below.

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The Vanguard Group Nonstandardized PS/401(k) Plan Section 11 – Miscellaneous Provisions
•An Employee may make a one-time irrevocable election not to participate under the Plan at any time prior to the time the Employee first becomes eligible to participate under the Plan. [Note: Use of this provision could result in a violation of the minimum coverage rules under Code §410(b).]

11-9ERISA SPENDING ACCOUNTS. Section 11.05(d) of the Plan authorizes the Employer to establish an ERISA Spending Account to hold certain miscellaneous amounts that are remitted to or received by the Plan.
•If the Employer maintains an ERISA Spending Account, the following special rules apply:

11-10MILITARY SERVICE PROVISIONS.
(a)Benefit accruals. The benefit accrual provisions under Section 15.06 of the Plan do not apply. To apply the benefit accrual provisions under Section 15.06, check the box below.
•Eligibility for Plan benefits. Check this box if the Plan will provide the benefits described in Section 15.06 of the Plan. If this box is checked, an individual who dies or becomes disabled in qualified military service will be treated as reemployed for purposes of determining entitlement to benefits under the Plan.
(b)Deemed separation from service. Unless elected otherwise under AA §10-1 above, an individual shall not be treated as having been severed from employment during any period the individual is performing service in the Uniformed Services for purposes of receiving a Plan distribution under Code §401(k)(2)(B)(i)(I).

11-11PROTECTED BENEFITS. There are no protected benefits (as defined in Code §411(d)(6)) other than those described in the Plan.
To designate protected benefits other than those described in the Plan, complete this AA §11-11.
•(a)    Additional protected benefits. In addition to the protected benefits described in this Plan, certain other protected benefits are protected from a prior plan document. See the Addendum attached to this Adoption Agreement for a description of such protected benefits.
•(b)    Money Purchase Plan assets. This Plan contains assets that were held under a Money Purchase Plan (e.g., Money Purchase Plan assets were transferred to this Plan by merger, trust-to-trust transfer or conversion). See the Addendum attached to this Adoption Agreement for a description of any special provisions that apply with respect to the transferred assets. See Section 14.05(c) of the Plan for rules regarding the treatment of transferred assets.
[Note: If a 411(d)(6) protected benefit in the Plan or a plan being merged into the Plan is not either (i) available as a provision through the Pre-Approved Plan or (ii) the subject of a prior determination, advisory, or opinion letter, the Employer cannot rely on the Pre-Approved Plan Provider’s opinion letter for qualification with respect to such benefit. If a 411(d)(6) protected benefit in the Plan or a plan being merged into the Plan is not permitted in a pre-approved plan, as described in Section 6.03 of Revenue Procedure 2017-41, such provision must be discontinued no later than the date the Employer adopts this Pre-Approved Plan or, in the case of a merger, the merger date and shall apply only to the extent required under Code Section 411(d)(6).]
•(c)    Elimination of distribution options. Effective     , the distribution options described in subsection (1) below are eliminated.
•(1)    Describe eliminated distribution options:
•(2)    Application to existing Account Balances. The elimination of the distribution options described in subsection (1) applies to:
•(i)    All benefits under the Plan, including existing Account Balances.
•(ii)    Only benefits accrued after the effective date of the elimination (as described above).
[Note: The elimination of distribution options must not violate the “anti-cutback” requirements of Code §411(d)(6) and the regulations thereunder. See Section 14.01(d) of the Plan.]

11-12SPECIAL RULES FOR MULTIPLE EMPLOYER PLANS. If the Plan is a Multiple Employer Plan (as designated under AA
§2-6), the rules applicable to Multiple Employer Plans under Section 16.07 of the Plan apply.
•The following special rules apply with respect to Multiple Employer Plans:
[Note: Any special rules under this AA §11-12 must satisfy the nondiscrimination requirements under Code §401(a)(4) and must satisfy the rules applicable to Multiple Employer Plans under Code §413(c).]

11-13CLAIMS PROCEDURES. The Plan Administrator shall establish and maintain reasonable claims procedures as described in Section 11.07 of the Plan. Special rules may be described below.

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The Vanguard Group Nonstandardized PS/401(k) Plan Section 11 – Miscellaneous Provisions
•The following special rules apply with respect to claims procedures under Section 11.07 of the Plan:
[Note: Any special rules under this AA §11-13 must satisfy the requirements under ERISA Reg. §2560.503-1 and any other applicable guidance. If the Employer adds an arbitration clause to resolve benefit claim disputes, the Employer may not rely on the Plan’s opinion letter as to the acceptability of such arbitration clause. The addition of an arbitration clause does not otherwise affect the Employer’s reliance on the Plan’s opinion letter.]
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[Note: This Appendix A may be used to memorialize prior Plan provisions that pertain to sources that no longer accept new contributions under the Plan.]

•A-1    Eligible Employees. The definition of Eligible Employee under AA §3 is effective as follows:

•A-2    Minimum age and service conditions. The minimum age and service conditions and Entry Date provisions specified in AA
§4 are effective as follows:

•A-3    Compensation definitions. The compensation definitions under AA §5 are effective as follows:

•A-4    Employer Contributions. The Employer Contribution provisions under AA §6 are effective as follows:

•A-5    Salary Deferrals. The provisions regarding Salary Deferrals under AA §6A are effective as follows:

•A-6    Matching Contributions. The Matching Contribution provisions under AA §6B are effective as follows:

•A-7    Safe Harbor 401(k) Plan provisions. The Safe Harbor 401(k) Plan provisions under AA §6C are effective as follows:

•A-8    Special Contributions. The Special Contribution provisions under AA §6D are effective as follows:

•A-9    Retirement ages. The retirement age provisions under AA §7 are effective as follows:

•A-10    Vesting and forfeiture rules. The rules regarding vesting and forfeitures under AA §8 are effective as follows:

•A-11    Distribution provisions. The distribution provisions under AA §9 are effective as follows:

•A-12    In-service distributions and Required Minimum Distributions. The provisions regarding in-service distributions and Required Minimum Distributions under AA §10 are effective as follows:

•A-13    Miscellaneous provisions. The miscellaneous provisions under AA §11 are effective as follows:

•A-14    Special effective date provisions for merged plans. If any qualified retirement plans have been merged into this Plan, the provisions of Section 14.04 of the Plan apply, as follows:

•A-15    Other special effective dates:

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•A-16 Special effective dates for restated pre-approved plans. Use this A-16 to memorialize plan operational changes that have occurred after the general effective date of the plan and the actual plan restatement adoption date. Adopting employers may use the above Special Effective Date options (A-1 through A-15) to memorialize these changes or they may use this A-16. If the adopting employer uses A-16, the changes will be part of the Plan, but will not be reflected in the SPD or plan summary:
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Use this Appendix B to identify elections dealing with the administration of Participant loans. These elections may be changed without amending this Adoption Agreement by substituting an updated Appendix B with new elections. Any modifications to this Appendix B or any modifications to a separate loan policy describing the loan provisions selected under the Plan will not affect an Employer's reliance on the IRS Favorable Letter.

B-1Are PARTICIPANT LOANS permitted? (See Section 13 of the Plan.)
•(a)    Yes
•(b)    No
B-2LOAN PROCEDURES.
•(a)    Loans will be provided under the default loan procedures set forth in Section 13 of the Plan, unless modified under this Appendix B.
•(b)    Loans will be provided under a separate written loan policy. [If this subsection is checked, do not complete the rest of this Appendix B.]
B-3AVAILABILITY OF LOANS. Participant loans are available to all Participants and Beneficiaries who are parties in interest. Participant loans are not available to a former Employee or Beneficiary (including an Alternate Payee under a QDRO) except in those limited situations where the former Employee or Beneficiary is also considered to be a “party in interest” as defined in ERISA §3(14). To override this default provision, complete this AA §B-3.
•(a)    A former Employee or Beneficiary (including an Alternate Payee) who has a vested Account Balance may request a loan from the Plan.
•(b)    A “limited participant” as defined in Section 3.07 of the Plan may not request a loan from the Plan.
•(c)    An officer or director of the Employer, as defined for purposes of the Sarbanes-Oxley Act, may not request a loan from the Plan.
•(d)    Describe limitations on receiving loans under the Plan:
[Note: Any limitation under subsection (d) must meet the nondiscrimination requirements under Code §401(a)(4).]
B-4LOAN LIMITS. The default loan policy under Section 13.03 of the Plan allows Participants to take a loan provided all outstanding loans do not exceed 50% of the Participant’s vested Account Balance. To override the default loan policy to allow loans up to $10,000, even if greater than 50% of the Participant’s vested Account Balance, check this AA §B-4.
•A Participant may take a loan equal to the greater of $10,000 or 50% of the Participant's vested Account Balance. [Note: If this AA §B-4 is checked, the Participant may be required to provide adequate security as required under Section 13.06 of the Plan.]

B-5NUMBER OF LOANS. The default loan policy under Section 13.04 of the Plan restricts Participants to one loan outstanding at any time. To override the default loan policy and permit Participants to have more than one loan outstanding at any time, complete (a) or (b) below.
•(a)    A Participant may have     loans outstanding at any time, subject to any internal administrative limitations imposed by the Investment Arrangement, the service provider or platform.
•(b)    There are no restrictions on the number of loans a Participant may have outstanding at any time.

B-6LOAN AMOUNT. Subject to any internal administrative limitations imposed by the Investment Arrangement, or the service provider or platform, the default loan policy under Section 13.04 of the Plan provides that a Participant may not receive a loan of less than $1,000. To modify the minimum loan amount or to add a maximum loan amount, complete this AA §B-6.
•(a)    There is no minimum loan amount.
•(b)    The minimum loan amount is $     .
•(c)    The maximum loan amount is $     .

B-7INTEREST RATE. The default loan policy under Section 13.05 of the Plan provides for an interest rate commensurate with the interest rates charged by local commercial banks for similar loans. To override the default loan policy and provide a specific interest rate to be charged on Participant loans, complete this AA §B-7.
•(a)    The prime interest rate plus     percentage point(s).

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•(b)    The interest rate is determined in accordance with the terms of the Investment Arrangement, service provider procedures, or other loan policy document adopted by the Plan Administrator.
•(c)    Describe:
[Note: Any interest rate described in this AA §B-7 must be reasonable and must apply uniformly to all Participants.]

B-8PURPOSE OF LOAN. The default loan policy under Section 13.02 of the Plan provides that a Participant may receive a Participant loan for any purpose. To modify the default loan policy to restrict the availability of Participant loans to hardship events, check this AA §B-8.
•(a)    A Participant may only receive a Participant loan upon the demonstration of a hardship event, as described in Section 8.10(e)(1)(i) of the Plan.
•(b) A Participant may only receive a Participant loan under the following circumstances:

B-9APPLICATION OF LOAN LIMITS. If Participant loans are not available from all contribution sources, the limitations under Code §72(p) and the adequate security requirements of the Department of Labor regulations will be applied by taking into account the Participant’s entire Account Balance. To override this provision, complete this AA §B-9.
•The loan limits and adequate security requirements will be applied by taking into account only those contribution Accounts which are available for Participant loans.

B-10CURE PERIOD. The Plan provides that a Participant incurs a loan default if a Participant does not repay a missed payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due. To override this default provision to apply a shorter cure period, complete this AA §B-10.
•(a) The cure period for determining when a Participant loan is treated as in default will be     days (cannot exceed 90) following the end of the month in which the loan payment is missed.
•(b) The cure period for determining when a Participant loan is treated as in default will be the greater of     days (cannot exceed 90) following the end of the month in which the loan payment is missed or the last day of the second calendar quarter following the calendar quarter in which the missed payment was due.
•(c) The cure period for determining when a loan is treated as in default will be     days (cannot exceed 90) following the first missed loan payment.
B-11PERIODIC REPAYMENT – PRINCIPAL RESIDENCE. If a Participant loan is for the purchase of a Participant’s primary residence, the loan repayment period for the purchase of a principal residence may not exceed ten (10) years. To override this default provision, complete this AA §B-11.
•(a)    The Plan does not permit loan payments to exceed five (5) years, even for the purchase of a principal residence.
•(b)    The loan repayment period for the purchase of a principal residence may not exceed     years (may not exceed 30), subject to any internal limitations imposed by the Investment Arrangement(s) or the service provider or platform.
•(c)    Loans for the purchase of a Participant’s primary residence may be payable over any reasonable period commensurate with the period permitted by commercial lenders for similar loans, subject to any internal limitations imposed by the Investment Arrangement or the service provider or platform.

B-12TERMINATION OF EMPLOYMENT. Section 13.11 of the Plan provides that a Participant loan becomes due and payable in full upon the Participant’s termination of employment. To override this default provision, complete this AA §B-12.

•A Participant loan will not become due and payable in full upon the Participant’s termination of employment.

B-13DIRECT ROLLOVER OF A LOAN NOTE. Section 13.11(b) of the Plan provides that upon termination of employment a Participant may request the Direct Rollover of a loan note. To override this default provision, complete this AA §B-13.
•A Participant may not request the Direct Rollover of the loan note upon termination of employment.

B-14LOAN RENEGOTIATION. The default loan policy provides that a Participant may renegotiate a loan, provided the renegotiated loan separately satisfies the reasonable interest rate requirement, the adequate security requirement, the periodic repayment requirement and the loan limitations under the Plan. The Employer may restrict the availability of renegotiations to prescribed purposes provided the ability to renegotiate a Participant loan is available on a non-discriminatory basis. To override the default loan policy and restrict the ability of a Participant to renegotiate a loan, complete this AA §B-14.
•(a)    A Participant may not renegotiate the terms of a loan.
•(b)    The following special provisions apply with respect to renegotiated loans:

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B-15SOURCE OF LOAN. Participant loans may be made from all available contribution sources, to the extent vested, unless designated otherwise under this AA §B-15. If selected, complete either (a) or (b).
•(a)    Participant loans will not be available from the following contribution sources:
•(b)    Participant loans will only be available from the following contribution sources:

B-16SPOUSAL CONSENT. If this Plan is subject to the Joint and Survivor Annuity requirements under Section 9 of the Plan, a Participant may not use his/her Account Balance as security for a Participant loan unless the Participant’s Spouse, if any, consents to the use of such Account Balance as security for the loan. If the Plan is not subject to the Joint and Survivor Annuity requirements under Section 9 of the Plan, a Spouse’s consent is not required to use a Participant’s Account Balance as security for a Participant loan. However, the Employer may elect under this AA §B-16 to require spousal consent for loans, even though the Plan is not subject to the Joint and Survivor Annuity requirements of Section 9 of the Plan.
•Even though the Plan is not subject to the Joint and Survivor Annuity requirements under Section 9 of the Plan, spousal consent is required for a loan, if the Participant’s Account Balance exceeds $     .
[Note: An election under this AA §B-16 does not subject the Plan to the Qualified Joint and Survivor Annuity rules and the Plan Administrator may determine the manner and timing of receiving spousal consent.]

B-17MODIFICATIONS TO DEFAULT LOAN PROVISIONS.
•The following special rules will apply with respect to Participant loans under the Plan:
[Note: Any provision under this AA §B-17 must satisfy the requirements under Code §72(p) and the regulations thereunder and will control over any inconsistent provisions of the Plan dealing with the administration of Participant loans.]
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The Vanguard Group Nonstandardized PS/401(k) Plan Appendix C – Administrative Elections

Use this Appendix C to identify certain elections dealing with the administration of the Plan. These elections may be changed without amending this Adoption Agreement by substituting an updated Appendix C with new elections. The provisions selected under this Appendix C do not create qualification issues and any changes to the provisions under this Appendix C will not affect the Employer's reliance on the IRS Favorable Letter.

C-1DIRECTION OF INVESTMENTS. Are Participants permitted to direct investments? (See Section 10.07 of the Plan.)
•(a)    No
•(b)    Yes, but subject to the following restrictions:
•(1)    No restrictions apply
•(2)    Only for Accounts that are 100% vested
•(3)    Specify Accounts: A ll Accounts
•(4)    Check this selection if the Plan is intended to comply with ERISA §404(c). (See Section 10.07(d) of the Plan.)
•(5)    Describe any special rules that apply for purposes of direction of investments:
[Note: This subsection (5) may be used to describe special investment provisions for specific types of investments, such as Qualifying Employer Securities or Qualifying Real Property, or for specific Accounts, such as the Rollover Contribution Account. Any provisions added under this subsection (5) will be subject to the nondiscrimination requirements under Code §401(a)(4).]

C-2ROLLOVER CONTRIBUTIONS. Does the Plan accept Rollover Contributions? (See Section 3.07 of the Plan.)
•(a)    No
•(b)    Yes
•(1)    If this subsection (1) is checked, an Employee may make a Rollover Contribution to the Plan prior to becoming a Participant in the Plan. (See Section 3.07 of the Plan.)
•(2)    Check this subsection (2) if the Plan will accept Rollover Contributions from former Employees with an Account Balance under the Plan.
•(3)    Describe any special rules for accepting Rollover Contributions: An Employee that is a member of an excluded class of Employees may not make a Rollover Contribution to the Plan.
[Note: The Employer may designate in this subsection (3) or in separate written procedures the extent to which it will accept rollovers from designated plan types. For example, the Employer may decide not to accept rollovers from certain designated plans (e.g., 403(b) plans, §457 plans or IRAs). Any special rollover procedures will apply uniformly to all Participants under the Plan.]

C-3LIFE INSURANCE. Are life insurance investments permitted? (See Section 10.08 of the Plan.)
•(a)    No
•(b)    Yes

C-4QDRO PROCEDURES. Do the default QDRO procedures under Section 11.06 of the Plan apply?
•(a)    No
•(b)    Yes
•(1)    The provisions of Section 11.06 of the Plan are modified as follows:
•(2)    Alternate Payee shall not be entitled to payment prior to the Participant’s earliest retirement date, which is the earlier of the date the Participant has a present entitlement to a distribution or the earliest date on which the Participant would be entitled to a distribution after separation from service.
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The Vanguard Group Nonstandardized PS/401(k) Plan Employer Signature Page

PURPOSE OF EXECUTION. This Signature Page is being executed for Radian Group Inc. Savings Incentive Plan to effect:
•(a)    The adoption of a new plan, effective . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
•(b)    The restatement of an existing plan in order to comply with the requirements for Cycle 3 Pre-Approved Plans, pursuant to Rev. Proc. 2017-41.
(1)Effective date of restatement: 1-1-2021    . [Note: Date can be no earlier than the first day of the Plan Year in which the restatement is adopted.]
(2)Name of plan(s) being restated: Radian Group Inc. Savings Incentive Plan
(3)The original effective date of the plan(s) being restated: 11-1-1992
•(c)    An amendment or restatement of the Plan (other than to comply with the requirements for Cycle 3 Pre-Approved Plans under Rev. Proc. 2017-41). If this Plan is being amended, a snap-on amendment may be used to designate the modifications to the Plan or the updated pages of the Adoption Agreement may be substituted for the original pages in the Adoption Agreement. All prior Employer Signature Pages should be retained as part of this Adoption Agreement.
(1)Effective Date(s) of amendment/restatement:
(2)Name of plan being amended/restated:
(3)The original effective date of the plan being amended/restated:
(4)If Plan is being amended, identify the Adoption Agreement section(s) being amended:

PRE-APPROVED PLAN PROVIDER INFORMATION. The Pre-Approved Plan Provider (or authorized representative) will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. To be eligible to receive such notification, the Employer agrees to notify the Pre-Approved Plan Provider (or authorized representative) of any change in address. The Employer may direct inquiries regarding the Plan or the effect of the IRS Opinion Letter to the Pre-Approved Plan Provider (or authorized representative) at the following location:
Name of Pre-Approved Plan Provider (or authorized representative): The Vanguard Group     Address: P.O. Box 2600 Valley Forge, PA 19482     Telephone number: 800-662-0106
IMPORTANT INFORMATION ABOUT THIS PRE-APPROVED PLAN. A failure to properly complete the elections in this Adoption Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the Internal Revenue Service to the Pre-Approved Plan Provider as evidence that the Plan is qualified under Code §401(a), to the extent provided in Rev. Proc. 2017-41. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Rev. Proc. 2017-41. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer may need to apply to the Internal Revenue Service for a determination letter.
By executing this Adoption Agreement, the Employer intends to adopt the provisions as set forth in this Adoption Agreement and the related Plan document. By signing this Adoption Agreement, the individual below represents that he/she has the authority to execute this Plan document on behalf of the Employer. This Adoption Agreement may only be used in conjunction with Basic Plan Document #01. The Employer understands that the Pre-Approved Plan Provider has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Adoption Agreement. It is recommended that the Employer consult with legal counsel before executing this Adoption Agreement.

Radian Group Inc.
(Name of Employer)
Cheryl Jacobs

VP, Total Rewards
(Name of authorized representative)    (Title)
11-30-2021 | 12:48 EST

(Signature)    (Date)
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The Vanguard Group Nonstandardized PS/401(k) Plan Employer Signature Page

Check the appropriate selection below and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate as a Participating Employer.
•(a)    Participating Employer is a Related Employer.
•(b)    Participating Employer is an unrelated Employer participating under a Multiple Employer Plan.
[Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]
PARTICIPATING EMPLOYER INFORMATION.
Name: R adian Real Estate Management     Address: 7 730 South Union Park Ave, #400
City, State, Zip Code: M idvale, UT 84047
EMPLOYER IDENTIFICATION NUMBER (EIN). 45-3933740     FORM OF BUSINESS. LLC
EFFECTIVE DATE. The Effective Date should be completed to document whether this Plan is a new plan, restatement or amendment of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement below.)
•(a) New plan. The Participating Employer is adopting this Plan as a new Plan effective     . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
•(b) Restated or amended plan. The Participating Employer is adopting this Plan as a restatement or amendment of a prior plan.
(1)Name of plan(s) being restated or amended: Radian Group Inc. Savings Incentive Plan
(2)This restatement/amendment is effective 1-1-2021     [Note: Date can be no earlier than the first day of the Plan Year in which the restatement/amendment is adopted.]
(3)The original effective date of the plan(s) being restated or amended is: 1-1-2016
•(c) Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.
•Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]
MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in subsection (a) or (b) below.
•(a)    Special Effective Dates. Check this subsection (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.
•(b)    Modification of Adoption Agreement elections. Section(s)     of the Adoption Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications under this subsection (b) to this Participating Employer Adoption Page.]

© Copyright 2020
Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Employer Signature Page

SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Adoption Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.

R adian Real Estate Management
(Name of Participating Employer)
Cheryl Jacobs

VP, Total Rewards12:48 EST
© Copyright 2020
Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Employer Signature Page

Check the appropriate selection below and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate as a Participating Employer.
•(a)    Participating Employer is a Related Employer.
•(b)    Participating Employer is an unrelated Employer participating under a Multiple Employer Plan.
[Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]
PARTICIPATING EMPLOYER INFORMATION.
Name: H omegenius LLC     Address: 7 730 South Union Park Ave, #400
City, State, Zip Code: M idvale, UT 84047
EMPLOYER IDENTIFICATION NUMBER (EIN). 83-2032439     FORM OF BUSINESS. LLC
EFFECTIVE DATE. The Effective Date should be completed to document whether this Plan is a new plan, restatement or amendment of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement below.)
•(a) New plan. The Participating Employer is adopting this Plan as a new Plan effective     . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
•(b) Restated or amended plan. The Participating Employer is adopting this Plan as a restatement or amendment of a prior plan.
(1)Name of plan(s) being restated or amended: Radian Group Inc. Savings Incentive Plan
(2)This restatement/amendment is effective 1-1-2021     [Note: Date can be no earlier than the first day of the Plan Year in which the restatement/amendment is adopted.]
(3)The original effective date of the plan(s) being restated or amended is: 1-1-2019
•(c) Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.
•Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]
MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in subsection (a) or (b) below.
•(a)    Special Effective Dates. Check this subsection (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.
•(b)    Modification of Adoption Agreement elections. Section(s)     of the Adoption Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications under this subsection (b) to this Participating Employer Adoption Page.]

© Copyright 2020
Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Employer Signature Page

SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Adoption Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.

H omegenius LLC
(Name of Participating Employer)
Cheryl Jacobs
VP, Total Rewards

12:48 EST

© Copyright 2020
Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Employer Signature Page

Check the appropriate selection below and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate as a Participating Employer.
•(a)    Participating Employer is a Related Employer.
•(b)    Participating Employer is an unrelated Employer participating under a Multiple Employer Plan.
[Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]
PARTICIPATING EMPLOYER INFORMATION.
Name: R adian Lender Services     Address: 5 50 E. Swedesford Rd., #350
City, State, Zip Code: W ayne, PA 19087
EMPLOYER IDENTIFICATION NUMBER (EIN). 23-1936987     FORM OF BUSINESS. LLC
EFFECTIVE DATE. The Effective Date should be completed to document whether this Plan is a new plan, restatement or amendment of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement below.)
•(a) New plan. The Participating Employer is adopting this Plan as a new Plan effective     . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
•(b) Restated or amended plan. The Participating Employer is adopting this Plan as a restatement or amendment of a prior plan.
(1)Name of plan(s) being restated or amended: Radian Group Inc. Savings Incentive Plan
(2)This restatement/amendment is effective 1-1-2021     [Note: Date can be no earlier than the first day of the Plan Year in which the restatement/amendment is adopted.]
(3)The original effective date of the plan(s) being restated or amended is: 4-1-1999
•(c) Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.
•Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]
MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in subsection (a) or (b) below.
•(a)    Special Effective Dates. Check this subsection (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.
•(b)    Modification of Adoption Agreement elections. Section(s)     of the Adoption Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications under this subsection (b) to this Participating Employer Adoption Page.]

© Copyright 2020
Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Employer Signature Page

SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Adoption Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.

R adian Lender Services
(Name of Participating Employer)
Cheryl Jacobs    VP, Total Rewards
(Name of authorized representative)    (Title)
11-30-2021 | 12:48 EST
(Signature)    (Date)

© Copyright 2020
Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Employer Signature Page

Check the appropriate selection below and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate as a Participating Employer.
•(a)    Participating Employer is a Related Employer.
•(b)    Participating Employer is an unrelated Employer participating under a Multiple Employer Plan.
[Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]
PARTICIPATING EMPLOYER INFORMATION.
Name: R adian Group     Address: 5 50 E. Swedesford RD., #350
City, State, Zip Code: W ayne, PA 19087
EMPLOYER IDENTIFICATION NUMBER (EIN). 23-2691170
FORM OF BUSINESS. Corporation
EFFECTIVE DATE. The Effective Date should be completed to document whether this Plan is a new plan, restatement or amendment of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement below.)
•(a) New plan. The Participating Employer is adopting this Plan as a new Plan effective     . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
•(b) Restated or amended plan. The Participating Employer is adopting this Plan as a restatement or amendment of a prior plan.
(1)Name of plan(s) being restated or amended: Radian Group Inc. Savings Incentive Plan
(2)This restatement/amendment is effective 1-1-2021     [Note: Date can be no earlier than the first day of the Plan Year in which the restatement/amendment is adopted.]
(3)The original effective date of the plan(s) being restated or amended is: 4-1-1999
•(c) Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.
•Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]
MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in subsection (a) or (b) below.
•(a)    Special Effective Dates. Check this subsection (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.
•(b)    Modification of Adoption Agreement elections. Section(s)     of the Adoption Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications under this subsection (b) to this Participating Employer Adoption Page.]

© Copyright 2020
Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Employer Signature Page

SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Adoption Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.

R adian Group
(Name of Participating Employer)
Cheryl Jacobs    VP, Total Rewards

12:48 EST

© Copyright 2020
Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Employer Signature Page

Check the appropriate selection below and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate as a Participating Employer.
•(a)    Participating Employer is a Related Employer.
•(b)    Participating Employer is an unrelated Employer participating under a Multiple Employer Plan.
[Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]
PARTICIPATING EMPLOYER INFORMATION.
Name: R adian Guaranty Inc.     Address: 5 50 E. Swedesford Rd., #350
City, State, Zip Code: W ayne, PA 19087
EMPLOYER IDENTIFICATION NUMBER (EIN). 23-2018130
FORM OF BUSINESS. Corporation
EFFECTIVE DATE. The Effective Date should be completed to document whether this Plan is a new plan, restatement or amendment of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement below.)
•(a) New plan. The Participating Employer is adopting this Plan as a new Plan effective     . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
•(b) Restated or amended plan. The Participating Employer is adopting this Plan as a restatement or amendment of a prior plan.
(1)Name of plan(s) being restated or amended: Radian Group Inc. Savings Incentive Plan
(2)This restatement/amendment is effective 1-1-2021     [Note: Date can be no earlier than the first day of the Plan Year in which the restatement/amendment is adopted.]
(3)The original effective date of the plan(s) being restated or amended is: 4-1-1999
•(c) Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.
•Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]
MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in subsection (a) or (b) below.
•(a)    Special Effective Dates. Check this subsection (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.
•(b)    Modification of Adoption Agreement elections. Section(s)     of the Adoption Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications under this subsection (b) to this Participating Employer Adoption Page.]
© Copyright 2020
Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Participating Employer Adoption Page
SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Adoption Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.

R adian Guaranty Inc.
(Name of Participating Employer)
Cheryl Jacobs
VP, Total Rewards
(Name of authorized representative)    (Title)
11-30-2021 | 12:48 EST

(Signature)    (Date)
© Copyright 2020
Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Participating Employer Adoption Page

Check the appropriate selection below and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate as a Participating Employer.
•(a)    Participating Employer is a Related Employer.
•(b)    Participating Employer is an unrelated Employer participating under a Multiple Employer Plan.
[Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]
PARTICIPATING EMPLOYER INFORMATION.
Name: R adian Settlement Services Inc.         Address: 1 000 GSK Blvd., #210     City, State, Zip Code: C oraopolis, PA 15108     EMPLOYER IDENTIFICATION NUMBER (EIN). 25-1781079
FORM OF BUSINESS. Corporation
EFFECTIVE DATE. The Effective Date should be completed to document whether this Plan is a new plan, restatement or amendment of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement below.)
•(a) New plan. The Participating Employer is adopting this Plan as a new Plan effective     . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
•(b) Restated or amended plan. The Participating Employer is adopting this Plan as a restatement or amendment of a prior plan.
(1)Name of plan(s) being restated or amended: Radian Group Inc. Savings Incentive Plan
(2)This restatement/amendment is effective 1-1-2021     [Note: Date can be no earlier than the first day of the Plan Year in which the restatement/amendment is adopted.]
(3)The original effective date of the plan(s) being restated or amended is: 11-1-2018
•(c) Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.
•Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]
MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in subsection (a) or (b) below.
•(a)    Special Effective Dates. Check this subsection (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.
•(b)    Modification of Adoption Agreement elections. Section(s)     of the Adoption Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications under this subsection (b) to this Participating Employer Adoption Page.]

© Copyright 2020
Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Participating Employer Adoption Page

SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Adoption Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.

R adian Settlement Services Inc.
(Name of Participating Employer)
Cheryl Jacobs
VP, Total Rewards

12:48 EST

© Copyright 2020
Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Participating Employer Adoption Page

Check the appropriate selection below and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate as a Participating Employer.
•(a)    Participating Employer is a Related Employer.
•(b)    Participating Employer is an unrelated Employer participating under a Multiple Employer Plan.
[Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]
PARTICIPATING EMPLOYER INFORMATION.
Name: R adian Title Agency of Texas LLC         Address: 1 4241 N. Dallas Parkway     City, State, Zip Code: D allas, TX 75254     EMPLOYER IDENTIFICATION NUMBER (EIN). 82-0637957         FORM OF BUSINESS. LLC
EFFECTIVE DATE. The Effective Date should be completed to document whether this Plan is a new plan, restatement or amendment of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement below.)
•(a) New plan. The Participating Employer is adopting this Plan as a new Plan effective     . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
•(b) Restated or amended plan. The Participating Employer is adopting this Plan as a restatement or amendment of a prior plan.
(1)Name of plan(s) being restated or amended: Radian Group Inc. Savings Incentive Plan
(2)This restatement/amendment is effective 1-1-2021     [Note: Date can be no earlier than the first day of the Plan Year in which the restatement/amendment is adopted.]
(3)The original effective date of the plan(s) being restated or amended is: 4-1-2017
•(c) Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.
•Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]
MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in subsection (a) or (b) below.
•(a)    Special Effective Dates. Check this subsection (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.
•(b)    Modification of Adoption Agreement elections. Section(s)     of the Adoption Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications under this subsection (b) to this Participating Employer Adoption Page.]

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The Vanguard Group Nonstandardized PS/401(k) Plan Participating Employer Adoption Page

SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Adoption Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.

R adian Title Agency of Texas LLC
(Name of Participating Employer)
Cheryl Jacobs    VP, Total Rewards
(Name of authorized representative)    (Title)
11-30-2021 | 12:48 EST

(Signature)    (Date)

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Participating Employer Adoption Page

Check the appropriate selection below and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate as a Participating Employer.
•(a)    Participating Employer is a Related Employer.
•(b)    Participating Employer is an unrelated Employer participating under a Multiple Employer Plan.
[Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]
PARTICIPATING EMPLOYER INFORMATION.
Name: R adian Title Insurance Inc.         Address: 6 100 Oak Tree Blvd., #200     City, State, Zip Code: I ndependence, OH 44131     EMPLOYER IDENTIFICATION NUMBER (EIN). 34-1252928
FORM OF BUSINESS. Corporation
EFFECTIVE DATE. The Effective Date should be completed to document whether this Plan is a new plan, restatement or amendment of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement below.)
•(a) New plan. The Participating Employer is adopting this Plan as a new Plan effective     . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
•(b) Restated or amended plan. The Participating Employer is adopting this Plan as a restatement or amendment of a prior plan.
(1)Name of plan(s) being restated or amended: Radian Group Inc. Savings Incentive Plan
(2)This restatement/amendment is effective 1-1-2021     [Note: Date can be no earlier than the first day of the Plan Year in which the restatement/amendment is adopted.]
(3)The original effective date of the plan(s) being restated or amended is: 4-1-2018
•(c) Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.
•Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]
MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in subsection (a) or (b) below.
•(a)    Special Effective Dates. Check this subsection (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.
•(b)    Modification of Adoption Agreement elections. Section(s)     of the Adoption Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications under this subsection (b) to this Participating Employer Adoption Page.]

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Participating Employer Adoption Page

SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Adoption Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.

R adian Title Insurance Inc.
(Name of Participating Employer)
Cheryl Jacobs    VP, Total Rewards

12:48 EST

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Participating Employer Adoption Page

Check the appropriate selection below and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate as a Participating Employer.
•(a)    Participating Employer is a Related Employer.
•(b)    Participating Employer is an unrelated Employer participating under a Multiple Employer Plan.
[Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]
PARTICIPATING EMPLOYER INFORMATION.
Name: R ed Bell Real Estate, LLC     Address: 7 730 South Union Park Ave, #400
City, State, Zip Code: M idvale, UT 84047
EMPLOYER IDENTIFICATION NUMBER (EIN). 26-0888688     FORM OF BUSINESS. LLC
EFFECTIVE DATE. The Effective Date should be completed to document whether this Plan is a new plan, restatement or amendment of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement below.)
•(a) New plan. The Participating Employer is adopting this Plan as a new Plan effective     . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
•(b) Restated or amended plan. The Participating Employer is adopting this Plan as a restatement or amendment of a prior plan.
(1)Name of plan(s) being restated or amended: Radian Group Inc. Savings Incentive Plan
(2)This restatement/amendment is effective 1-1-2021     [Note: Date can be no earlier than the first day of the Plan Year in which the restatement/amendment is adopted.]
(3)The original effective date of the plan(s) being restated or amended is: 1-1-2016
•(c) Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.
•Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]
MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in subsection (a) or (b) below.
•(a)    Special Effective Dates. Check this subsection (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.
•(b)    Modification of Adoption Agreement elections. Section(s)     of the Adoption Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications under this subsection (b) to this Participating Employer Adoption Page.]

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The Vanguard Group Nonstandardized PS/401(k) Plan Participating Employer Adoption Page

SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Adoption Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.

R ed Bell Real Estate, LLC
(Name of Participating Employer)
Cheryl Jacobs

VP, Total Rewards

12:48 EST
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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Participating Employer Adoption Page

Check the appropriate selection below and complete this page if a Participating Employer (other than the Employer that signs the Signature Page above) will participate as a Participating Employer.
•(a)    Participating Employer is a Related Employer.
•(b)    Participating Employer is an unrelated Employer participating under a Multiple Employer Plan.
[Note: See Section 16 of the Plan for rules relating to the adoption of the Plan by a Participating Employer. If there is more than one Participating Employer, each one should execute a separate Participating Employer Adoption Page. Any reference to the “Employer” in this Adoption Agreement is also a reference to the Participating Employer, unless otherwise noted.]
PARTICIPATING EMPLOYER INFORMATION.
Name: R adian Mortgage Capital         Address: 1 700 Lincoln St., #2500     City, State, Zip Code: D enver, CO 80203     EMPLOYER IDENTIFICATION NUMBER (EIN). 85-0764244         FORM OF BUSINESS. LLC
EFFECTIVE DATE. The Effective Date should be completed to document whether this Plan is a new plan, restatement or amendment of a prior plan with respect to the Participating Employer. (Additional special Effective Dates may apply under Modifications to Adoption Agreement below.)
•(a) New plan. The Participating Employer is adopting this Plan as a new Plan effective     . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
•(b) Restated or amended plan. The Participating Employer is adopting this Plan as a restatement or amendment of a prior plan.
(1)Name of plan(s) being restated or amended: Radian Group Inc. Savings Incentive Plan
(2)This restatement/amendment is effective 1-1-2021     [Note: Date can be no earlier than the first day of the Plan Year in which the restatement/amendment is adopted.]
(3)The original effective date of the plan(s) being restated or amended is: 7-1-2020
•(c) Cessation of participation. The Participating Employer is ceasing its participation in the Plan effective as of:
ALLOCATION OF CONTRIBUTIONS. Any contributions made under this Plan (and any forfeitures relating to such contributions) will be allocated to all Participants of the Employer (including the Participating Employer identified on this Participating Employer Adoption Page).
To override this default provision, check below.
•Check this box if contributions made by the Participating Employer signing this Participating Employer Adoption Page (and any forfeitures relating to such contributions) will be allocated only to Participants actually employed by the Participating Employer making the contribution. If this box is checked, Employees of the Participating Employer signing this Participating Employer Adoption Page will not share in an allocation of contributions (or forfeitures relating to such contributions) made by the Employer or any other Participating Employer. [Note: Use of this section may require additional testing. See Section 16.04 of the Plan.]
MODIFICATIONS TO ADOPTION AGREEMENT. The selections in the Adoption Agreement (including any special effective dates identified in Appendix A) will apply to the Participating Employer executing this Participating Employer Adoption Page.
To modify the Adoption Agreement provisions applicable to a Participating Employer, designate the modifications in subsection (a) or (b) below.
•(a)    Special Effective Dates. Check this subsection (a) if different special effective dates apply with respect to the Participating Employer signing this Participating Employer Adoption Page. Attach a separate Addendum to the Adoption Agreement entitled “Special Effective Dates for Participating Employer” and identify the special effective dates as they apply to the Participating Employer.
•(b)    Modification of Adoption Agreement elections. Section(s)     of the Adoption Agreement are being modified for this Participating Employer. The modified provisions are effective         . [Note: Attach a description of the modifications under this subsection (b) to this Participating Employer Adoption Page.]
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The Vanguard Group Nonstandardized PS/401(k) Plan Participating Employer Adoption Page
SIGNATURE. By signing this Participating Employer Adoption Page, the Participating Employer agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Adoption Agreement. The Participating Employer agrees to be bound by all provisions of the Plan and Adoption Agreement as completed by the signatory Employer, unless specifically provided otherwise on this Participating Employer Adoption Page. The Participating Employer also agrees to be bound by any future amendments (including any amendments to terminate the Plan) as adopted by the signatory Employer. By signing this Participating Employer Adoption Page, the individual below represents that he/she has the authority to sign on behalf of the Participating Employer.

R adian Mortgage Capital
(Name of Participating Employer)
Cheryl Jacobs    VP, Total Rewards

12:48 EST
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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

The Vanguard Group Nonstandardized PS/401(k) Plan Trust Declaration

This Trust Declaration may be used to identify and adopt the Trust associated with the Plan.
[Note: The Internal Revenue Service does not review the Trust Declaration, or the trust provisions associated with Pre-Approved Plans. Therefore, the provisions of the Trust Declaration, ASC Trust Agreement or any separate Trust agreement have not been approved by the IRS and the IRS opinion letter does not cover such Trust Agreement. The Provider, the Trustee and the adopting Employer should review the applicable Trust provisions, and any modifications thereto, with legal counsel to ensure the provisions are appropriate for the Plan and consistent with Employer elections.]
Name of Plan. Radian Group Inc. Savings Incentive Plan         Name of Employer. Radian Group Inc.         Effective date of Trust Agreement: 1 -1-2021
(a)The Trust terms are:
•(1)    Determined under the Trust provisions contained in the ASC Trust Agreement - Standard.
[Note: Trustee must complete the Trustee Signature section under Section (b) below.]
•(i)    Directed Trustee. The Trustee may only invest Plan assets as directed by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary or, to the extent authorized under the Plan, a Plan Participant.
•(ii)    Discretionary Trustee. The Trustee has discretion to invest Plan assets, unless specifically directed otherwise by the Plan Administrator, the Employer, an Investment Manager or other Named Fiduciary or, to the extent authorized under the Plan, a Plan Participant.
[Modification of ASC Trust Agreement Provisions. The Employer may amend the Trust provisions as provided under Section 1.19 of the ASC Trust Agreement. Plan provisions will override any conflicting provisions in the Trust Agreement, including any modification thereto. The Provider and the adopting Employer should review any modifications of the ASC Trust Agreement with legal counsel to ensure the provisions are appropriate for the Plan and consistent with Employer elections.]
•(2) Determined under a separate Trust agreement(s). The Trust provisions are contained in a separate Trust Agreement that has been furnished to the Employer. Notwithstanding the terms of the Plan, the terms of the Trust Agreement shall control the rights and responsibilities of the Trustee with respect to the Trust and the assets held in such Trust.
Name of Trustee. Vanguard Fiduciary Trust Company     Title of Trust Agreement. Trust Agreement for the Radian Group Inc. Savings Incentive Plan     Address of Trustee. 100 Vanguard Blvd., Malvern, PA 19355
[Note: In using a separate Trust Agreement, the Trustee may adopt such Trust Agreement by either completing the Trustee Signature section under Section (b) below or may execute the separate Trust Agreement. In either case, the information above – Name of Trustee, Title of Trust Agreement and Address of Trustee – must be completed.]
•(3)    Plan is funded with custodial accounts, annuity contracts and/or insurance contracts. There is no Trust associated with the Plan because the Plan is funded exclusively with custodial accounts, annuity contracts and/or insurance contracts.
[Note: No signature is required under this Trust Declaration if the Plan is funded exclusively with custodial accounts, annuity contracts and/or insurance contracts. The Employer or Plan Administrator may enter into a separate agreement with the custodian or insurance company. Such separate agreement must be consistent with the terms of the Plan.]
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The Vanguard Group Nonstandardized PS/401(k) Plan Addendum

In addition to the protected benefits described in this Plan, certain other benefits are protected from a prior plan document. This Addendum describes any additional benefits protected under this Plan.
Additional protected benefits: Participants of the former Enhance Financial Services Group, Inc. 401(k) Savings Plan can withdraw matching contributions transferred from the Enhance Plan at any time. Prior Matching Contributions (non-safe harbor) are available for in-service withdrawal at Age 59 1/2 and hardship.

Prior to January 1, 1994, the Plan permitted participants to make after-tax contributions to the Plan. A Participant may request a withdrawal from their after-tax account at any time, limited to one per calendar year.

With respect to assets transferred from the Clayton Holdings LLC 401(k) Plan, normal retirement age is age 59 ½ and the early retirement age is age 55 and three (3) Years of Service.
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AMENDMENT TO RADIAN GROUP INC. SAVINGS INCENTIVE PLAN (“the Plan”)

WHEREAS, Radian Group Inc. (the “Employer”) maintains the Radian Group Inc. Savings Incentive Plan (the “Plan”) for its employees;

WHEREAS, Radian Group Inc. has decided that it is in its best interest to amend the Plan;

WHEREAS, Section 14.01(b) of the Plan authorizes the Employer to amend the selections under the Radian Group Inc.
Savings Incentive Plan Adoption Agreement.

NOW THEREFORE BE IT RESOLVED, that the Radian Group Inc. Savings Incentive Plan Adoption Agreement is amended as follows. The amendment of the Plan is effective as of 1-1-2022.

1.The Adoption Agreement is amended to read:

5-1TOTAL COMPENSATION. Total Compensation is based on the definition set forth under this AA §5-1. See Section 1.142 of the Plan for a specific definition of the various types of Total Compensation.
•(a)    W-2 Wages
•(b)    Code §415 Compensation
•(c)    Wages under Code §3401(a)
[Note: For purposes of determining Total Compensation, each definition includes Elective Deferrals as defined in Section 1.47 of the Plan, pre-tax contributions to a Code §125 cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code §132(f)(4).]

2.The Adoption Agreement is amended to read:

5-3PLAN COMPENSATION. Plan Compensation is Total Compensation (as defined in AA §5-1 above) with the following exclusions.
Deferral    Match    ER
•        (a) No exclusions.
N/A            (b) Elective Deferrals (as defined in Section 1.47 of the Plan), pre-tax contributions to a cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code §132(f)(4) are excluded.
•        (c) All fringe benefits (cash and noncash), reimbursements or other expense allowances, moving expenses, deferred compensation, and welfare benefits are excluded.
•        (d) Compensation above $     is excluded. (See Section 1.99 of the Plan.)
•        (e) Amounts received as a bonus are excluded.
•        (f) Amounts received as commissions are excluded.
•        (g) Overtime payments are excluded.
•        (h) Amounts received for services performed for a non-signatory Related Employer are excluded. (See Section 2.02(c) of the Plan.)
[Note: If this subsection is not elected, amounts received for services performed for a non-signatory Related Employer are INCLUDED in Plan Compensation.]
•        (i) “Deemed §125 compensation” as defined in Section 1.142(d) of the Plan.

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•        (j) Amounts received after termination of employment are excluded. (See Section
1.142(b) of the Plan.)
•        (k) Differential Pay (as defined in Section 1.142(e) of the Plan).
•        (l) Describe adjustments to Plan Compensation:

[Note: Any exclusions selected under this AA §5-3 that do not meet the safe harbor exclusions under Treas. Reg. §1.414(s)-1, as described in Section 1.99(a) of the Plan, may cause the definition of Plan Compensation to fail to satisfy a safe harbor definition of compensation under Code §414(s). Certain exclusions above are safe harbor exclusions. (See Section 1.138 of the Plan.) Other exclusions may require the Plan to additional nondiscrimination testing, including the compensation ratio test under Treas. Reg.
§1.414(s)-1(d)(3). Failure to use a definition of Plan Compensation that satisfies the nondiscrimination requirements under Code §414(s) will cause the Plan to fail to qualify for any contribution safe harbors, such as the permitted disparity allocation or Safe Harbor 401(k) Plan safe harbors. Any adjustments to Plan Compensation under this AA §5-3 must be definitely determinable and preclude Employer discretion. See AA §6C-5 for the definition of Plan Compensation as it applies to Safe Harbor Contributions.]

3.The Adoption Agreement is amended to read:

6A-8 AUTOMATIC CONTRIBUTION ARRANGEMENT (other than a QACA Safe Harbor 401(k) Plan). No automatic contribution provisions apply under Section 3.03(c) of the Plan, unless provided otherwise under this AA §6A-8. (If the Employer wishes to adopt a QACA Safe Harbor Plan, the Employer should not complete this AA §6A-8 and instead complete AA §6C-3.)
•(a)    Type of Automatic Contribution Arrangement.
•(1)    Eligible Automatic Contribution Arrangement. Check this subsection (1) if the Employer intends for the Plan to be an Eligible Automatic Contribution Arrangement (EACA), as described in Section 3.03(c)(2). If this subsection (1) is checked, the selections in this AA §6A-8 must be consistent with the requirements of an EACA. As an EACA, the Employer also must complete AA §6A-8(c) relating to permissible withdrawals.
•(2)    Automatic Contribution Arrangement other than an EACA. Check this subsection (2) if the Employer intends for the Plan to be an Automatic Contribution Arrangement other than an EACA.
•(b)    Automatic deferral election. Upon becoming eligible to make Salary Deferrals under the Plan (pursuant to AA §3 and AA §4), a Participant will be deemed to have entered into a Salary Deferral Election for each payroll period, unless the Participant completes a Salary Deferral Election (subject to the limitations under AA §6A-2 and AA §6A-3) in accordance with procedures adopted by the Plan Administrator.
•(1)    Effective date of Automatic Contribution Arrangement or EACA. The automatic deferral provisions under this AA §6A-8 are effective as of:
•(i)    The Effective Date of this Plan as set forth under the Employer Signature Page.
•(ii)         [insert date no earlier than the Effective Date of this Plan]
•(iii)    As set forth under a prior Plan document. [Note: If this subsection (iii) is checked, the automatic deferral provisions under this AA §6A-8 will apply as of the original Effective Date of the automatic contribution arrangement. Unless provided otherwise under this AA §6A-8, an Employee who is automatically enrolled under a prior Plan document will continue to be automatically enrolled under the current Plan document.]
•(iv)    If the Employer is amending the provisions applicable to the ACA or EACA, the amended provisions are effective as of 1-1-2022    [insert date]
•(2)    Automatic Contribution Arrangement deferral amount and automatic increase.
•(i)    Automatic deferral amount.
•(A)    6    % of Plan Compensation
•(B)    $
•(ii)    Automatic increase. If elected under this subsection (ii), the automatic deferral amount will increase each Plan Year by the following amount. (See Section 3.03(c) of the Plan.)
•(A)    2    % of Plan Compensation
•(B)    $
•(C)    If this (C) and subsection (3)(iii) below (relating to the expiration of affirmative deferral elections) are both elected, the automatic increase will apply to all Participants, including

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those Participants whose affirmative deferral elections have expired and no subsequent affirmative election is made.
Any automatic increase elected under this subsection (ii) will not cause the automatic deferral amount to exceed:
•(D)    15    % of Plan Compensation
•(E)    $
•(iii)    Special application of automatic increase provisions. The Employer may describe under this subsection (iii) special rules applicable to automatic increase provisions: Participants automatically enrolled prior to 1-1-2022 will be increased by 1% each year up to 10%.
[Note: Any special application of the automatic increase provisions must be definitely determinable and must not discrimination in favor of Highly Compensated Employees.]
(3)Application of automatic deferral provisions. The automatic deferral election under subsection (2) will apply to new Participants (i.e., Participants who enter the Plan after the automatic deferral provisions are effective) and current Participants (i.e., Participants who were eligible to participate in the Plan at the time the automatic deferral provisions are effective) as set forth under this subsection (3).
(i)New Participants. The automatic deferral provisions apply to all Participants who become eligible on or after the effective date of the automatic deferral provisions.
(ii)Current Participants. The automatic deferral provisions apply to all other eligible Participants as follows:
•(A)    Automatic deferral provisions apply to all current Participants who have not entered into a Salary Deferral Election (including an election not to defer under the Plan).
•(B)    Automatic deferral provisions apply to all current Participants who have not entered into a Salary Deferral Election that is at least equal to the automatic deferral amount under subsection (2)(i). Current Participants who have made a Salary Deferral Election that is less than the automatic deferral amount, or who have not made a Salary Deferral Election, will automatically be increased to the automatic deferral amount unless the Participant enters into a new Salary Deferral election on or after the effective date of the automatic deferral provisions.
•(C) Automatic deferral provisions do not apply to current Participants. Only new Participants described in subsection (3)(i) are subject to the automatic deferral provisions. [Note: See Section 3.03(c)(2)(i) of the Plan for the application of this subsection under an EACA.]
•(D)    Describe:
[Note: Any special provisions under subsection (D) must comply with the nondiscrimination requirements under Code §401(a)(4).]
•(iii)    Expiration of affirmative deferral elections. Unless this subsection (iii) is elected, for purposes of the automatic deferral provisions of the Plan, a Participant’s affirmative elective deferral election will not expire. If this subsection (iii) is elected, a Participant’s affirmative deferral election will expire:
•(A)    at the end of each Plan Year.
•(B)    Describe date that the affirmative election will expire:
[Note: The date must be definite and not discriminate in favor of Highly Compensated Employees.]
If a Participant fails to complete a new affirmative deferral election subsequent to the prior election expiring, the Participant becomes subject to the automatic deferral percentage as specified in the Plan pursuant to the automatic contribution arrangement provisions. Each year, the Participant can always complete a new affirmative election and designate a new deferral percentage.
(iv)Treatment of automatic deferrals. Any Salary Deferrals made pursuant to an automatic deferral election will be treated as Pre-Tax Salary Deferrals, unless designated otherwise under this subsection (iv).
•Any Salary Deferrals made pursuant to an automatic deferral election will be treated as Roth Deferrals. [Note: This subsection (iv) may only be checked if Roth Deferrals are permitted under AA §6A-5.]

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[Note: Any Salary Deferral Election (including an election not to defer under the Plan) made after the effective date of the automatic deferral provisions will override such automatic deferral provisions. See Section 6.04(b)(1)(iii) of the Plan for the application of this provision to rehired Employees.]
(4)Application of automatic increase. Unless designated otherwise under this subsection (4), if an automatic increase is selected under subsection (2)(ii) above, the automatic increase will take effect as of the first day of the second Plan Year following the Plan Year in which the automatic deferral election first becomes effective with respect to a Participant. (See Section 3.03(c)(2)(i) of the Plan.)
•(i)    First Plan Year. Instead of applying as of the second Plan Year, the automatic increase described in subsection (2)(ii) takes effect as of the appropriate date (as designated under subsection (iii) below) within the first Plan Year following the date automatic contributions begin.
•(ii)    Designated Plan Year. Instead of applying as of the second Plan Year, the automatic increase described in subsection (2)(ii) takes effect as of the appropriate date (as designated under subsection
(iii) below) within the     Plan Year following the Plan Year in which the automatic deferral election first becomes effective with respect to a Participant.
•(iii)    Effective date. The automatic increase described under subsection (2)(ii) is generally effective as of the first day of the Plan Year. If this subsection (iii) is checked, instead of becoming effective on the first day of the Plan Year, the automatic increase will be effective on:
•(A)    The anniversary of the Participant's date of hire.
•(B)    The anniversary of the Participant's first automatic deferral contribution.
•(C)    The first day of each calendar year.
•(D)    Other date: On or around April 1
•(iv)    Special rules:
[Note: Any special rules under this subsection (iv) must satisfy the rules applicable to automatic increases under Treas. Reg. §1.401(k)-3, if applicable, and must satisfy the nondiscrimination requirements under Code §401(a)(4).]
(5)Treatment of terminated Employees who are rehired. Unless designated otherwise below, in applying the automatic deferral provisions under this AA§6A-8, including the automatic increase provisions, a rehired Participant is treated as a new Employee (regardless of the amount of time since the rehired Employee terminated employment).
•(i) Rehired Employees not treated as new Employee. In applying the automatic deferral provisions under this AA§6A-8, including the automatic increase provisions, a rehired Participant is not treated as a new Employee. Thus, for example, a rehired Participant’s deferral percentage will be calculated based on the date the individual first began making automatic deferrals under the Plan.
•(ii) Describe special rules applicable to rehired employees:
[Note: Any special rules under this subsection (ii) must satisfy the rules applicable to automatic enrollment under Treas. Reg. §1.401(k)-1, if applicable, and must satisfy the nondiscrimination requirements under Code §401(a)(4).]
•(c)    Permissible Withdrawals under an Eligible Automatic Contribution Arrangement (EACA).
•(1)    Permissible withdrawals allowed. If the Plan satisfies the requirements for an EACA (as set forth in Section 3.03(c)(2) of the Plan), the permissible withdrawal provisions under Section 3.03(c)(2) of the Plan apply. Thus, a Participant who receives an automatic deferral may withdraw such contributions (and earnings attributable thereto) within the time period set forth under Section 3.03(c)(2) of the Plan, without regard to the in-service distribution provisions selected under AA §10-1. Unless elected otherwise below, if an Employee does not make automatic deferrals to the Plan for an entire Plan Year (e.g., due to termination of employment), the Plan may allow such Employee to take a permissive withdrawal, but only with respect to default contributions made after the Employee’s return to employment.
•The ability to take permissible withdrawals does not apply to rehired Employees, even if such Employees have not made automatic deferrals to the Plan for an entire Plan Year due to termination of employment.
•(2)    No permissible withdrawals. Although the Plan contains an automatic deferral election that is designed to satisfy the requirements of an EACA, the permissible withdrawal provisions under this subsection (c) are not available.

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

•(3)    Time period for electing a permissible withdrawal. Instead of a 90-day election period, a Participant must request a permissible withdrawal no later than     [may not be less than 30 nor more than 90] days after the date the Plan Compensation from which such Salary Deferrals are withheld would otherwise have been included in gross income.
•(d)    Other automatic deferral provisions:
[Note: Any language added under this subsection must comply with the nondiscrimination requirements under Code
§401(a)(4) and the regulations thereunder.]

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Cycle 3 Nonstandardized PS/401(k) Plan #01-001

PURPOSE OF EXECUTION. This Signature Page is being executed for Radian Group Inc. Savings Incentive Plan to effect:
•(a)    The adoption of a new plan, effective . [Note: Date can be no earlier than the first day of the Plan Year in which the Plan is adopted.]
•(b)    The restatement of an existing plan in order to comply with the requirements for Cycle 3 Pre-Approved Plans, pursuant to Rev. Proc. 2017-41.
(1)Effective date of restatement:     . [Note: Date can be no earlier than the first day of the Plan Year in which the restatement is adopted.]
(2)Name of plan(s) being restated:
(3)The original effective date of the plan(s) being restated:
•(c)    An amendment or restatement of the Plan (other than to comply with the requirements for Cycle 3 Pre-Approved Plans under Rev. Proc. 2017-41). If this Plan is being amended, a snap-on amendment may be used to designate the modifications to the Plan or the updated pages of the Adoption Agreement may be substituted for the original pages in the Adoption Agreement. All prior Employer Signature Pages should be retained as part of this Adoption Agreement.
(1)Effective Date(s) of amendment/restatement: 1-1-2022
(2)Name of plan being amended/restated: Radian Group Inc. Savings Incentive Plan
(3)The original effective date of the plan being amended/restated: 11-1-1992
(4)If Plan is being amended, identify the Adoption Agreement section(s) being amended: Section 5; §6A-8

PRE-APPROVED PLAN PROVIDER INFORMATION. The Pre-Approved Plan Provider (or authorized representative) will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. To be eligible to receive such notification, the Employer agrees to notify the Pre-Approved Plan Provider (or authorized representative) of any change in address. The Employer may direct inquiries regarding the Plan or the effect of the IRS Opinion Letter to the Pre-Approved Plan Provider (or authorized representative) at the following location:
Name of Pre-Approved Plan Provider (or authorized representative): The Vanguard Group         Address: P.O. Box 2600 Valley Forge, PA 19482         Telephone number: 800-662-0106
IMPORTANT INFORMATION ABOUT THIS PRE-APPROVED PLAN. A failure to properly complete the elections in this Adoption Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the Internal Revenue Service to the Pre-Approved Plan Provider as evidence that the Plan is qualified under Code §401(a), to the extent provided in Rev. Proc. 2017-41. The Employer may not rely on the Favorable IRS Letter in certain circumstances or with respect to certain qualification requirements, which are specified in the Favorable IRS Letter issued with respect to the Plan and in Rev. Proc. 2017-41. In order to obtain reliance in such circumstances or with respect to such qualification requirements, the Employer may need to apply to the Internal Revenue Service for a determination letter.
By executing this Adoption Agreement, the Employer intends to adopt the provisions as set forth in this Adoption Agreement and the related Plan document. By signing this Adoption Agreement, the individual below represents that he/she has the authority to execute this Plan document on behalf of the Employer. This Adoption Agreement may only be used in conjunction with Basic Plan Document #01. The Employer understands that the Pre-Approved Plan Provider has no responsibility or liability regarding the suitability of the Plan for the Employer’s needs or the options elected under this Adoption Agreement. It is recommended that the Employer consult with legal counsel before executing this Adoption Agreement.

Radian Group Inc.
(Name of Employer)
Cheryl Jacobs
VP, Total Rewards
(Name of authorized representative)    (Title)
12-17-2021 | 9:04 EST

(Signature)    (Date)
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Cycle 3 Nonstandardized PS/401(k) Plan #01-001